UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08226
                                  -------------

                        TEMPLETON GLOBAL INVESTMENT TRUST
                     ----------------------------------------
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
      --------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

         CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
        ---------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code: (954) 527-7500
                                                           --------------

Date of fiscal year end: 3/31
                         ----

Date of reporting period:  9/30/09
                          --------

ITEM 1. REPORTS TO STOCKHOLDERS.


SEPTEMBER 30, 2009

SEMIANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Templeton Global Investment Trust

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                                   (GRAPHIC)

                                                                   INTERNATIONAL

                                    TEMPLETON
                             FRONTIER MARKETS FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--
                            Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ..................................     1
SEMIANNUAL REPORT
Templeton Frontier Markets Fund .....................     3
Performance Summary .................................     8
Your Fund's Expenses ................................    11
Financial Highlights and Statement of Investments ...    13
Financial Statements ................................    22
Notes to Financial Statements .......................    26
Shareholder Information .............................    34

Shareholder Letter

Dear Shareholder:

We are pleased to bring you the first semiannual report for Templeton Frontier Markets Fund. Frontier market countries have a history of impressive growth rates and low correlation to emerging and developed markets, which we think makes them an attractive option for investors with long-term investment horizons and a tolerance for above average risk. Our experience of more than 20 years in emerging and frontier markets and our research offices around the globe give us the resources to search for and identify investment opportunities and to manage potential risk.

During the six months ended September 30, 2009, hopes ran high for a sustainable and broadening global recovery on improving credit and economic conditions. The global equity rally that began in March pressed on throughout the reporting period, pushing frontier markets higher to deliver a +49.74% total return, as measured by the Morgan Stanley Capital International (MSCI) Frontier Markets Index.(1)

Templeton Frontier Markets Fund's semiannual report goes into greater detail about prevailing conditions during the period under review. In addition, you will find performance data, financial information and a discussion about investment management decisions. Please remember that all securities markets fluctuate, as do mutual fund share prices.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The MSCI Frontier Markets Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in frontier markets.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      Not part of the semiannual report | 1

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 50 years ago. As always, we encourage you to discuss your goals with your financial advisor who can address concerns about volatility and diversification, periodically review your overall portfolio and help you stay focused on the long term. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate current market conditions.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Mark Mobius

Mark Mobius
Executive Chairman
Templeton Asset Management Ltd.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF SEPTEMBER 30, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                     2 | Not part of the semiannual report

Semiannual Report

Templeton Frontier Markets Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Frontier Markets Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies located in "frontier market countries" as defined in the prospectus. Such companies are organized under the laws of, have a principal office in, or have their principal trading market in frontier market countries; or derive at least 50% of their total revenue or profit from either goods or services produced or sales made in frontier market countries.

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 9/30/09

                                  (PIE CHART)

Middle East & Africa .......................   52.2%
Asia .......................................   14.7%
Europe .....................................   14.1%
Latin America & Caribbean ..................    7.2%
Short-Term Investments & Other Net Assets ..   11.8%

We are pleased to bring you Templeton Frontier Markets Fund's inaugural semiannual report for the period ended September 30, 2009.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

Templeton Frontier Markets Fund - Class A posted a +53.15% cumulative total return for the six months ended September 30, 2009. The Fund outperformed its benchmarks, the Morgan Stanley Capital International (MSCI) Frontier Markets Index and the S&P Frontier Broad Market Index (BMI),

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 17.


                              Semiannual Report | 3

TOP 10 COUNTRIES
Based on Equity Securities 9/30/09

                       % OF TOTAL
                       NET ASSETS
                       ----------
Egypt                     9.6%
Nigeria                   8.8%
Kenya                     7.8%
Qatar                     5.3%
U.K.                      4.4%
United Arab Emirates      4.3%
Philippines               3.8%
Vietnam                   3.7%
Indonesia                 3.3%
Latvia                    3.3%


which had total returns of +49.74% and +46.95% during the same period.(1) Please note that index performance information is provided for reference and that we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund's return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find more of the Fund's performance data in the Performance Summary beginning on page 8.

ECONOMIC AND MARKET OVERVIEW

Along with the global equity rally that began in March 2009, frontier markets as measured by the MSCI Frontier Markets Index posted a +49.74% total return in U.S. dollar terms for the six-month reporting period.(1) While part of this surge was due to U.S. dollar weakness, strong investment inflows, a return of investor confidence in frontier market equities and the search for undervalued companies supported the markets' uptrend as economic and credit conditions gradually improved.

For the six months under review, Central and Eastern European equity markets recovered strongly on lower interest rates, subsiding credit crunch worries and what we considered attractive valuations. A notable top performer in the region was Romania with a +110.03% total return.(1) In Asia, improving economic sentiment and investor confidence helped markets such as Indonesia and Vietnam deliver significant returns.

In the Middle East, United Arab Emirates posted a total return of +80.88%, while Kuwait lagged the global recovery as concerns about the country's real estate market and financial institutions lingered.(1) On the African continent, Egypt outperformed its regional counterparts, and Nigeria and Kenya under-performed but still posted double-digit returns for the reporting period.(1)

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI Frontier Markets Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in frontier markets. Country returns are from subindexes of the MSCI Frontier Markets Index. The S&P Frontier BMI is a free float-adjusted, market capitalization-weighted index designed to measure equity performance of relatively small and illiquid frontier market securities. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.


                             4 | Semiannual Report

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company's price/earnings ratio, profit margins and liquidation value. In choosing investments, we strongly believe in on-site visits to issuers of prospective investments to assess critical factors such as management strength and local conditions.

MANAGER'S DISCUSSION

Key contributors to the Fund's absolute performance during the six months under review were positions in Latvia's Grindeks, one of the largest generic pharmaceuticals manufacturers in the Baltic States, South Africa's MTN Group, Africa's largest cellular phone network provider, and the Netherlands' Vimetco, a major aluminum company in Central and Eastern Europe. Grindeks benefited from the defensive nature of its pharmaceuticals business and what we believe to be investors' increased focus on valuations, while shares of Vimetco appreciated in value due to a rebound in aluminum prices and improved investor sentiment. MTN Group benefited from exposure to high growth markets in Africa and the Middle East, and we sought to take advantage of its share price appreciation by trimming the Fund's position by period-end.

In an environment where most of the Fund's holdings rose in absolute terms, only a few holdings marginally detracted from absolute performance during the reporting period, including positions in Equity Bank, Ecobank Transnational and Kout Food Group. As one of Kenya's top five banks, Equity Bank's high growth potential led us to maintain a positive view on its stock. We felt the same about Kout Food Group, Kuwait's leading diversified food group with operations in fast food, and casual and fine dining, and attractive valuations in our view. On the other hand, we divested the Fund's new position in Ghana's pan-African banking group Ecobank Transnational seeking to take advantage of what we believed were more attractively valued investments in the sector.


                             Semiannual Report | 5

TOP 10 EQUITY HOLDINGS
9/30/09

COMPANY                                                % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                               NET ASSETS
------------------------                               ----------
Grindeks                                                   3.3%
   PHARMACEUTICALS, LATVIA
East African Breweries Ltd.                                3.2%
   BEVERAGES, KENYA
United Bank for Africa PLC                                 3.2%
   COMMERCIAL BANKS, NIGERIA
PZ Cussons PLC                                             3.1%
   HOUSEHOLD PRODUCTS, U.K.
MTN Group Ltd.                                             2.7%
   WIRELESS TELECOMMUNICATION SERVICES, SOUTH AFRICA
Pepsi-Cola Products Philippines Inc.                       2.5%
   BEVERAGES, PHILIPPINES
Arab Bank PLC                                              2.4%
   COMMERCIAL BANKS, JORDAN
Credicorp Ltd.                                             2.2%
   COMMERCIAL BANKS, PERU
Qatar National Bank                                        2.0%
   COMMERCIAL BANKS, QATAR
KazMuniGas Exploration Production, GDR                     2.0%
   OIL, GAS & CONSUMABLE FUELS, KAZAKHSTAN

It is also important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended September 30, 2009, the U.S. dollar decreased in value relative to most non-U.S. currencies. As a result, the Fund's performance was positively affected by the portfolio's predominant investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

During the six-month reporting period, the Fund received substantial inflows and, as a result, we increased the Fund's holdings in most markets in our investment universe. We made the largest additions in Nigeria, Kenya, Qatar and Egypt due to what we considered attractive valuations. We also made select purchases in Vietnam, United Arab Emirates, Kazakhstan, Latvia and Mauritius. Our continued search for undervalued stocks led us to a number of new markets:
Argentina, Georgia, Lebanon, Lithuania and Malawi.

In addition, we increased the Fund's exposure to diversified banking, brewing and integrated telecommunication services companies in the review period. Key additions included UAC of Nigeria, a major food conglomerate, Kenya's East African Breweries, a leading branded alcohol beverage business in east Africa, and Kazakhstan's KazMuniGas Exploration Production, an upstream oil and gas company. In our opinion, higher per capita income and strong demand for consumer goods and services contributed to a positive earnings growth outlook for these consumer-oriented companies. Based on the continued liberalization of the financial and banking sector in frontier markets, we made several purchases in the sector including Nigeria's United Bank for Africa, Qatar National Bank and Jordan's Arab Bank.

On the other hand, we made only a few sales during the reporting period. We sold the Fund's position in CME (Central European Media Enterprises), a major television group in Central and Eastern Europe, thereby eliminating the Fund's exposure to the Czech Republic. We also sold the Fund's positions in NBK (National Bank of Kuwait), the country's largest bank, and Egyptian Financial and Industrial, a leading phosphate fertilizer producer.


                             6 | Semiannual Report

Thank you for your participation in Templeton Frontier Markets Fund. We look forward to serving your future investment needs.

(PHOTO OF MARK MOBIUS)


/s/ Mark Mobius

Mark Mobius


(PHOTO OF SVEN RICHTER)


/s/ Sven Richter

Sven Richter


(PHOTO OF JOHAN MEYER)


/s/ Johan Meyer

Johan Meyer

Portfolio Management Team
Templeton Frontier Markets Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             Semiannual Report | 7

Performance Summary as of 9/30/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

CLASS A (SYMBOL: N/A)         CHANGE   9/30/09   3/31/09
---------------------         ------   -------   -------
Net Asset Value (NAV)         +$4.97    $14.35     $9.38

CLASS C (SYMBOL: N/A)         CHANGE   9/30/09   3/31/09
---------------------         ------   -------   -------
Net Asset Value (NAV)         +$4.90    $14.25     $9.35

CLASS R (SYMBOL: N/A)         CHANGE   9/30/09   3/31/09
---------------------         ------   -------   -------
Net Asset Value (NAV)         +$4.95    $14.33     $9.38

ADVISOR CLASS (SYMBOL: N/A)   CHANGE   9/30/09   3/31/09
---------------------------   ------   -------   -------
Net Asset Value (NAV)         +$4.99    $14.39     $9.40


                             8 | Semiannual Report

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AGGREGATE TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                        6-MONTH   INCEPTION (10/14/08)
-------                                        -------   --------------------
Cumulative Total Return(2)                      +52.99%         +43.50%
Aggregate Total Return(3)                       +44.22%         +35.25%
Value of $10,000 Investment(4)                 $14,422         $13,525
   Total Annual Operating Expenses(5)
      Without Waiver                    6.27%
      With Waiver                       2.35%

CLASS C                                        6-MONTH   INCEPTION (10/14/08)
-------                                        -------   --------------------
Cumulative Total Return(2)                      +52.41%         +42.50%
Aggregate Total Return(3)                       +51.41%         +41.50%
Value of $10,000 Investment(4)                 $15,141         $14,150
   Total Annual Operating Expenses(5)
      Without Waiver                    6.97%
      With Waiver                       3.05%

CLASS R                                        6-MONTH   INCEPTION (10/14/08)
-------                                        -------   --------------------
Cumulative Total Return(2)                      +52.77%         +43.40%
Aggregate Total Return(3)                       +52.77%         +43.40%
Value of $10,000 Investment(4)                 $15,277         $14,340
   Total Annual Operating Expenses(5)
      Without Waiver                    6.47%
      With Waiver                       2.55%

ADVISOR CLASS                                  6-MONTH   INCEPTION (10/14/08)
-------------                                  -------   --------------------
Cumulative Total Return(2)                      +53.09%         +43.90%
Aggregate Total Return(3)                       +53.09%         +43.90%
Value of $10,000 Investment(4)                 $15,309         $14,390
   Total Annual Operating Expenses(5)
      Without Waiver                    5.97%
      With Waiver                       2.05%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES, AND OTHER EXPENSES, BUT EXCLUDING RULE 12B-1 FEES AND ACQUIRED FUND FEES AND EXPENSES) FOR EACH CLASS OF THE FUND DO NOT EXCEED 1.85% (OTHER THAN CERTAIN NONROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 8/1/10.


                             Semiannual Report | 9

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN EMERGING MARKET COUNTRIES, OF WHICH FRONTIER MARKETS ARE A SUBSET, INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE, LESSER LIQUIDITY AND LACK OF ESTABLISHED LEGAL, POLITICAL, BUSINESS AND SOCIAL FRAMEWORKS TO SUPPORT SECURITIES MARKETS. THE FUND'S ABILITY TO INVEST IN SMALLER-COMPANY SECURITIES THAT MAY HAVE LIMITED LIQUIDITY INVOLVES ADDITIONAL RISKS, SUCH AS RELATIVELY SMALL REVENUES, LIMITED PRODUCT LINES AND SMALL MARKET SHARE. HISTORICALLY, THESE STOCKS HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, ESPECIALLY OVER THE SHORT TERM. BECAUSE THE FUND IS NONDIVERSIFIED AND MAY INVEST A GREATER PORTION OF ITS ASSETS IN THE SECURITIES OF ONE ISSUER THAN A DIVERSIFIED FUND, IT MAY BE MORE SENSITIVE TO ECONOMIC, BUSINESS, POLITICAL OR OTHER CHANGES AFFECTING SIMILAR ISSUERS OR SECURITIES. ALL INVESTMENTS IN THE FUND SHOULD BE THOUGHT OF AS LONG-TERM INVESTMENTS THAT COULD EXPERIENCE SIGNIFICANT PRICE VOLATILITY IN ANY GIVEN YEAR. THE FUND IS DESIGNED FOR THE AGGRESSIVE PORTION OF A WELL-DIVERSIFIED PORTFOLIO. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C:       These shares have higher annual fees and expenses than Class
               A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Aggregate total return represents the change in value of an investment over the periods indicated. Because the Fund has existed for less than one year, average annual total returns are not available.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             10 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 4/1/09      VALUE 9/30/09   PERIOD* 4/1/09-9/30/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,529.90             $12.81
Hypothetical (5% return before expenses)         $1,000           $1,014.94             $10.20
CLASS C
Actual                                           $1,000           $1,524.10             $18.03
Hypothetical (5% return before expenses)         $1,000           $1,010.78             $14.37
CLASS R
Actual                                           $1,000           $1,527.70             $14.89
Hypothetical (5% return before expenses)         $1,000           $1,013.29             $11.86
ADVISOR CLASS
Actual                                           $1,000           $1,530.90             $11.74
Hypothetical (5% return before expenses)         $1,000           $1,015.79             $ 9.35

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 2.02%; C: 2.85%; R:
     2.35%; and Advisor: 1.85%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.


                             12 | Semiannual Report

Templeton Global Investment Trust

FINANCIAL HIGHLIGHTS

TEMPLETON FRONTIER MARKETS FUND

                                                                                  SIX MONTHS ENDED    PERIOD ENDED
                                                                                 SEPTEMBER 30, 2009     MARCH 31,
CLASS A                                                                             (UNAUDITED)         2009(a)
-------                                                                          ------------------   ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................................         $  9.38           $10.00
                                                                                       -------           ------
Income from investment operations(b):
   Net investment income(c) ..................................................            0.05             0.02
   Net realized and unrealized gains (losses) ................................            4.92            (0.64)
                                                                                       -------           ------
Total from investment operations .............................................            4.97            (0.62)
                                                                                       -------           ------
Net asset value, end of period ...............................................         $ 14.35           $ 9.38
                                                                                       =======           ======
Total return(d) ..............................................................           52.99%           (6.20)%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates and expense reductions .....            4.05%            5.89%
Expenses net of waiver and payments by affiliates and expense reductions(f) ..            2.02%            2.15%
Net investment income ........................................................            0.81%            0.59%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................................         $10,932           $5,123
Portfolio turnover rate ......................................................           10.34%           14.54%

(a) For the period October 14, 2008 (commencement of operations) to March 31, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 13

Templeton Global Investment Trust

TEMPLETON FRONTIER MARKETS FUND

                                                                                  SIX MONTHS ENDED    PERIOD ENDED
                                                                                 SEPTEMBER 30, 2009     MARCH 31,
CLASS C                                                                              (UNAUDITED)         2009(a)
-------                                                                          ------------------   ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................................         $ 9.35            $10.00
                                                                                       ------            ------
Income from investment operations(b):
   Net investment income (loss)(c) ...........................................          (0.02)             0.05
   Net realized and unrealized gains (losses) ................................           4.92             (0.70)
                                                                                       ------            ------
Total from investment operations .............................................           4.90             (0.65)
                                                                                       ------            ------
Net asset value, end of period ...............................................         $14.25            $ 9.35
                                                                                       ======            ======
Total return(d) ..............................................................          52.41%            (6.50)%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates and expense reductions .....           4.88%             6.59%
Expenses net of waiver and payments by affiliates and expense reductions(f) ..           2.85%             2.85%
Net investment income (loss) .................................................          (0.02)%           (0.11)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................................         $1,184            $  107
Portfolio turnover rate ......................................................          10.34%            14.54%

(a) For the period October 14, 2008 (commencement of operations) to March 31, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             14 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON FRONTIER MARKETS FUND

                                                                                  SIX MONTHS ENDED    PERIOD ENDED
                                                                                 SEPTEMBER 30, 2009     MARCH 31,
CLASS R                                                                              (UNAUDITED)         2009(a)
-------                                                                          ------------------   ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................................         $ 9.38            $10.00
                                                                                       ------            ------
Income from investment operations(b):
   Net investment income(c) ..................................................           0.04              0.08
   Net realized and unrealized gains (losses) ................................           4.91             (0.70)
                                                                                       ------            ------
Total from investment operations .............................................           4.95             (0.62)
                                                                                       ------            ------
Net asset value, end of period ...............................................         $14.33            $ 9.38
                                                                                       ======            ======
Total return(d) ..............................................................          52.77%            (6.20)%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates and expense reductions .....           4.38%             5.78%
Expenses net of waiver and payments by affiliates and expense reductions(f) ..           2.35%             2.04%
Net investment income ........................................................           0.48%             0.70%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................................         $   36            $   24
Portfolio turnover rate ......................................................          10.34%            14.54%

(a) For the period October 14, 2008 (commencement of operations) to March 31, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 15

Templeton Global Investment Trust

TEMPLETON FRONTIER MARKETS FUND

                                                                                   SIX MONTHS ENDED    PERIOD ENDED
                                                                                  SEPTEMBER 30, 2009     MARCH 31,
ADVISOR CLASS                                                                         (UNAUDITED)         2009(a)
-------------                                                                    ------------------   ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................................         $ 9.40            $10.00
                                                                                       ------            ------
Income from investment operations(b):
   Net investment income(c) ..................................................           0.05              0.06
   Net realized and unrealized gains (losses) ................................           4.94             (0.66)
                                                                                       ------            ------
Total from investment operations .............................................           4.99             (0.60)
                                                                                       ------            ------
Net asset value, end of period ...............................................         $14.39            $ 9.40
                                                                                       ======            ======
Total return(d) ..............................................................          53.09%            (6.00)%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates and expense reductions .....           3.88%             5.59%
Expenses net of waiver and payments by affiliates and expense reductions(f) ..           1.85%             1.85%
Net investment income ........................................................           0.98%             0.89%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................................         $2,441            $  568
Portfolio turnover rate ......................................................          10.34%            14.54%

(a) For the period October 14, 2008 (commencement of operations) to March 31, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.


(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             16 | Semiannual Report

Templeton Global Investment Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2009 (UNAUDITED)

       TEMPLETON FRONTIER MARKETS FUND                                     INDUSTRY                  SHARES          VALUE
       -------------------------------                    --------------------------------------   ---------     ------------
       COMMON STOCKS 88.0%
       ARGENTINA 1.1%
(a)    Telecom Argentina SA, B, ADR ...................   Diversified Telecommunication Services       9,740     $    155,744
                                                                                                                 ------------
       CAMBODIA 1.3%
       NagaCorp Ltd. ..................................        Hotels, Restaurants & Leisure       1,457,611          191,840
                                                                                                                 ------------
       CHILE 0.9%
       Banco Santander Chile SA, ADR ..................              Commercial Banks                  1,400           80,556
       Lan Airlines SA, ADR ...........................                  Airlines                      3,700           48,766
                                                                                                                 ------------
                                                                                                                      129,322
                                                                                                                 ------------
       CROATIA 0.7%
       Hrvatske Telekomunikacije d.d, GDR .............   Diversified Telecommunication Services       2,100          110,270
                                                                                                                 ------------
       EGYPT 9.6%
       Alexandria Mineral Oils Co. ....................                 Chemicals                      5,060           40,107
       Commercial International Bank Ltd. .............             Commercial Banks                  16,000          168,579
(a)    Delta Sugar Co. ................................             Food Products                     16,221           78,422
       Eastern Tobacco ................................                  Tobacco                       7,200          173,784
       Egyptian International Pharmaceutical Industries
          Co. .........................................                Pharmaceuticals                19,361          122,282
       El Ezz Aldekhela Steel Alexa Co. ...............               Metals & Mining                    220           34,387
       Maridive & Oil Services SAE ....................          Energy Equipment & Services          12,350           50,635
       National Society General Bank ..................               Commercial Banks                21,431          110,310
(b)    Orascom Telecom Holding SAE, GDR, Reg S ........     Wireless Telecommunication Services        5,800          180,090
       Paints & Chemical Industries Co. SAE ...........                  Chemicals                    27,004          204,174
       Telecom Egypt ..................................   Diversified Telecommunication Services      71,250          232,838
                                                                                                                 ------------
                                                                                                                    1,395,608
                                                                                                                 ------------
       GEORGIA 0.7%
(a, b) Bank of Georgia JSC, GDR, Reg S ................       Diversified Financial Services          15,900          109,710
                                                                                                                 ------------
       INDONESIA 3.3%
       PT Astra International Tbk .....................                 Automobiles                   12,000           41,493
       PT Bank Danamon Indonesia Tbk ..................              Commercial Banks                191,000           98,025
       PT Gudang Garam Tbk ............................                   Tobacco                     81,500          125,905
(a)    PT Panin Life Tbk ..............................                Insurance                   4,229,000           63,577
       PT Semen Gresik (Persero) Tbk ..................           Construction Materials              99,000           64,666
       PT Telekomunikasi Indonesia, B .................   Diversified Telecommunication Services     104,000           93,271
                                                                                                                 ------------
                                                                                                                      486,937
                                                                                                                 ------------
       JORDAN 3.0%
       Arab Bank PLC ..................................               Commercial Banks                17,685          346,079
       Arab Potash Co. Ltd. ...........................                  Chemicals                     1,814           88,681
                                                                                                                 ------------
                                                                                                                      434,760
                                                                                                                 ------------
       KAZAKHSTAN 2.0%
       KazMuniGas Exploration Production, GDR .........         Oil, Gas & Consumable Fuels           13,000          290,160
                                                                                                                 ------------


                             Semiannual Report | 17

Templeton Global Investment Trust

       TEMPLETON FRONTIER MARKETS FUND                                     INDUSTRY                  SHARES          VALUE
       -------------------------------                    --------------------------------------   ---------     ------------
       COMMON STOCKS (CONTINUED)
       KENYA 7.8%
       British American Tobacco Kenya Ltd. Corp. ......                   Tobacco                    122,500     $    287,752
       East African Breweries Ltd. ....................                  Beverages                   247,800          465,665
       Equity Bank Ltd. ...............................              Commercial Banks                340,000           64,349
       Kenya Airways Ltd. .............................                  Airlines                    204,600           54,926
       Safaricom Ltd. .................................     Wireless Telecommunication Services    5,282,900          262,372
                                                                                                                 ------------
                                                                                                                    1,135,064
                                                                                                                 ------------
       KUWAIT 2.1%
       Kout Food Group ................................        Hotels, Restaurants & Leisure         100,000          122,973
       National Mobile Telecommunications Co. .........     Wireless Telecommunication Services       35,000          185,592
                                                                                                                 ------------
                                                                                                                      308,565
                                                                                                                 ------------
       LATVIA 3.3%
(a)    Grindeks .......................................               Pharmaceuticals                 48,770          477,644
                                                                                                                 ------------
       LEBANON 0.6%
(b)    Banque Audi sal, GDR, Reg S ....................              Commercial Banks                    600           43,260
       Blom Bank Sal, GDR .............................              Commercial Banks                    500           41,500
                                                                                                                 ------------
                                                                                                                       84,760
                                                                                                                 ------------
       LITHUANIA 1.1%
(a)    Rokiskio Suris AB ..............................              Food Products                    34,800           47,350
       Teo LT AB ......................................   Diversified Telecommunication Services     140,218          112,926
                                                                                                                 ------------
                                                                                                                      160,276
                                                                                                                 ------------
       MALAWI 1.2%
(b)    Press Corp. Ltd., GDR, Reg S ...................              Capital Markets                   9,650          171,933
                                                                                                                 ------------
       MAURITIUS 1.8%
       Mauritius Commercial Bank ......................              Commercial Banks                 42,973          200,068
       New Mauritius Hotels Ltd. ......................        Hotels, Restaurants & Leisure          12,960           59,487
                                                                                                                 ------------
                                                                                                                      259,555
                                                                                                                 ------------
       NETHERLANDS 1.8%
(a)    Vimetco NV, GDR ................................              Metals & Mining                 138,000          266,340
                                                                                                                 ------------
       NIGERIA 8.8%
       Dangote Sugar Refinery PLC .....................                Food Products                 602,880           60,513
       Guinness Nigeria PLC ...........................                  Beverages                    98,193           96,026
       Nestle Foods Nigeria PLC .......................                Food Products                 104,406          147,480
       Nigerian Breweries PLC .........................                  Beverages                   708,626          264,682
       UAC of Nigeria PLC .............................          Industrial Conglomerates          1,031,092          259,086
       United Bank for Africa PLC .....................              Commercial Banks              4,856,983          462,774
                                                                                                                 ------------
                                                                                                                    1,290,561
                                                                                                                 ------------
       OMAN 1.4%
       Bank Muscat SAOG ...............................              Commercial Banks                 85,802          202,799
                                                                                                                 ------------


                             18 | Semiannual Report

Templeton Global Investment Trust

       TEMPLETON FRONTIER MARKETS FUND                                     INDUSTRY                  SHARES          VALUE
       -------------------------------                    --------------------------------------   ---------     ------------
       COMMON STOCKS (CONTINUED)
       PAKISTAN 0.6%
       Fauji Fertilizer Co. Ltd. ......................                  Chemicals                    16,500     $     20,483
       Pakistan Telecommunications Corp., A ...........   Diversified Telecommunication Services     271,800           65,552
                                                                                                                 ------------
                                                                                                                       86,035
                                                                                                                 ------------
       PANAMA 3.0%
       Banco Latinoamericano de Comercio Exterior SA ..              Commercial Banks                 13,170          187,277
       Copa Holdings SA ...............................                  Airlines                      5,600          249,144
                                                                                                                 ------------
                                                                                                                      436,421
                                                                                                                 ------------
       PERU 2.2%
       Credicorp Ltd. .................................              Commercial Banks                  4,100          318,816
                                                                                                                 ------------
       PHILIPPINES 3.8%
       Globe Telecom Inc. .............................     Wireless Telecommunication Services        5,560          114,471
       Manila Water Co., Inc. .........................               Water Utilities                232,000           75,546
       Pepsi-Cola Products Philippines Inc. ...........                  Beverages                 7,005,000          362,023
                                                                                                                 ------------
                                                                                                                      552,040
                                                                                                                 ------------
       QATAR 5.3%
       Commercial Bank of Qatar .......................              Commercial Banks                  8,676          190,608
       Doha Bank QSC ..................................              Commercial Banks                 11,111          156,531
       Qatar National Bank ............................              Commercial Banks                  7,167          297,395
       Qatar Telecom QSC (Q-Tel) ......................   Diversified Telecommunication Services       3,020          124,237
                                                                                                                 ------------
                                                                                                                      768,771
                                                                                                                 ------------
       ROMANIA 2.6%
       BRD-Groupe Societe Generale ....................              Commercial Banks                 38,280          165,812
(a)    SNP Petrom SA ..................................       Oil, Gas & Consumable Fuels          2,421,300          222,345
                                                                                                                 ------------
                                                                                                                      388,157
                                                                                                                 ------------
       SOUTH AFRICA 3.1%
(a)    Africa Cellular Towers Ltd. ....................               Metals & Mining                476,414           56,455
       MTN Group Ltd. .................................     Wireless Telecommunication Services       24,600          400,092
                                                                                                                 ------------
                                                                                                                      456,547
                                                                                                                 ------------
       TUNISIA 0.3%
       Poulina Group Holding ..........................       Diversified Financial Services           8,693           46,886
                                                                                                                 ------------
       UNITED ARAB EMIRATES 4.3%
       Air Arabia .....................................                  Airlines                    145,050           45,019
(a)    Aramex Co. .....................................           Air Freight & Logistics            179,674           86,583
       DP World Ltd. ..................................        Transportation Infrastructure         387,901          217,225
(a)    Emaar Properties PJSC ..........................    Real Estate Management & Development       49,142           54,185
       First Gulf Bank ................................              Commercial Banks                 32,349          145,318
       National Bank of Abu Dhabi .....................              Commercial Banks                 11,470           42,313
       Union National Bank ............................              Commercial Banks                 32,242           38,623
                                                                                                                 ------------
                                                                                                                      629,266
                                                                                                                 ------------


                             Semiannual Report | 19

Templeton Global Investment Trust

       TEMPLETON FRONTIER MARKETS FUND                                     INDUSTRY                  SHARES         VALUE
       -------------------------------                    --------------------------------------   ---------     ------------
       COMMON STOCKS (CONTINUED)
       UNITED KINGDOM 4.4%
(a)    Gem Diamonds Ltd. ..............................                Metals & Mining                49,950     $    189,248
       PZ Cussons PLC .................................              Household Products              112,000          447,605
                                                                                                                 ------------
                                                                                                                      636,853
                                                                                                                 ------------
       VIETNAM 3.7%
       Bentre Aqua Product Import & Export JSC ........                 Food Products                  9,000           40,358
       Cat Loi JSC ....................................                    Tobacco                    34,000           52,981
       Dry Cell Storage Battery JSC ...................             Electrical Equipment               5,850           34,430
(a)    Gemadept Corp. .................................        Transportation Infrastructure           9,400           55,323
       Hoa An JSC .....................................            Construction Materials             48,720          129,443
       Hoa Binh Rubber JSC ............................                   Chemicals                    4,490           10,696
       North Kinhdo Food JSC ..........................                 Food Products                  1,400            4,944
       OPC Pharmaceutical JSC .........................                Pharmaceuticals                 7,350           23,895
       Petrovietnam Fertilizer and Chemical JSC .......                   Chemicals                    3,180            8,413
       Tay Ninh Rubber JSC ............................                   Chemicals                   15,040           56,483
       Vietnam Container Shipping JSC .................                    Marine                     20,800          125,916
                                                                                                                 ------------
                                                                                                                      542,882
                                                                                                                 ------------
       ZAMBIA 2.2%
       Celtel Zambia Ltd. .............................     Wireless Telecommunication Services    1,626,190          183,547
       Zambeef Products PLC ...........................               Food Products                  170,110          141,758
                                                                                                                 ------------
                                                                                                                      325,305
                                                                                                                 ------------
       TOTAL COMMON STOCKS
       (COST $9,578,351) ..............................                                                            12,849,827
                                                                                                                 ------------
       PREFERRED STOCKS (COST $14,738) 0.2%
       CROATIA 0.2%
       Adris Grupa d.d, pfd. ..........................                   Tobacco                         608          33,412
                                                                                                                 ------------

                                                                                                   PRINCIPAL
                                                                                                   AMOUNT(d)
                                                                                                   ---------
       CONVERTIBLE BONDS (COST $752) 0.0%(c)
       OMAN 0.0%(c)
       Bank Muscat SAOG., cvt., 7.00%, 3/20/14 ........               Commercial Banks                   289 OMR          709
                                                                                                                 ------------
       TOTAL INVESTMENTS BEFORE SHORT TERM
          INVESTMENTS (COST $9,593,841) ...............                                                            12,883,948
                                                                                                                 ------------

                                                                                                     SHARES
                                                                                                   ---------
       SHORT TERM INVESTMENTS (COST $1,439,151) 9.9%
       MONEY MARKET FUNDS 9.9%
       UNITED STATES 9.9%
(e)    Institutional Fiduciary Trust Money Market
          Portfolio, 0.00% ............................                                             1,439,151       1,439,151
                                                                                                                 ------------


                             20 | Semiannual Report

Templeton Global Investment Trust

       TEMPLETON FRONTIER MARKETS FUND                                                                              VALUE
       -------------------------------                                                                           ------------
       TOTAL INVESTMENTS (COST $11,032,992) 98.1% .....                                                          $ 14,323,099
       OTHER ASSETS, LESS LIABILITIES 1.9% ............                                                               270,651
                                                                                                                 ------------
       NET ASSETS 100.0% ..............................                                                          $ 14,593,750
                                                                                                                 ============

See abbreviations on page 33.

(a)  Non-income producing.

(b) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At September 30, 2009, the aggregate value of these securities was $504,993, representing 3.46% of net assets.

(c)  Rounds to less than 0.1% of net assets.

(d)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(e) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 21

Templeton Global Investment Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2009 (unaudited)

                                                                      TEMPLETON
                                                                       FRONTIER
                                                                       MARKETS
                                                                         FUND
                                                                     -----------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ................................   $ 9,593,841
      Cost - Sweep Money Fund (Note 7) ...........................     1,439,151
                                                                     -----------
      Total cost of investments ..................................   $11,032,992
                                                                     ===========
      Value - Unaffiliated issuers ...............................   $12,883,948
      Value - Sweep Money Fund (Note 7) ..........................     1,439,151
                                                                     -----------
      Total value of investments .................................    14,323,099
   Foreign currency, at value (cost $51,685) .....................        51,597
   Receivables:
      Capital shares sold ........................................       248,600
      Dividends and interest .....................................        31,225
      Affiliates .................................................        86,628
   Offering costs ................................................         3,542
   Other assets ..................................................        18,040
                                                                     -----------
         Total assets ............................................    14,762,731
                                                                     -----------
Liabilities:
   Payables:
      Investment securities purchased ............................        69,458
   Accrued expenses and other liabilities ........................        99,523
                                                                     -----------
         Total liabilities .......................................       168,981
                                                                     -----------
            Net assets, at value .................................   $14,593,750
                                                                     ===========
Net assets consist of:
   Paid-in capital ...............................................   $11,118,713
   Undistributed net investment income ...........................        78,245
   Net unrealized appreciation (depreciation) ....................     3,290,481
   Accumulated net realized gain (loss) ..........................       106,311
                                                                     -----------
            Net assets, at value .................................   $14,593,750
                                                                     ===========

   The accompanying notes are an integral part of these financial statements.


                             22 | Semiannual Report

Templeton Global Investment Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
September 30, 2009 (unaudited)

                                                               TEMPLETON
                                                                FRONTIER
                                                                MARKETS
                                                                  FUND
                                                              -----------
CLASS A:
   Net assets, at value ...................................   $10,932,079
                                                              -----------
   Shares outstanding .....................................       761,658
                                                              -----------
   Net asset value per share(a) ...........................   $     14.35
                                                              -----------
   Maximum offering price per share (net asset value
      per share / 94.25%) .................................   $     15.23
                                                              -----------
CLASS C:
   Net assets, at value ...................................   $ 1,184,416
                                                              -----------
   Shares outstanding .....................................        83,112
                                                              -----------
   Net asset value and maximum offering price per
      share(a) ............................................   $     14.25
                                                              -----------
CLASS R:
   Net assets, at value ...................................   $    36,091
                                                              -----------
   Shares outstanding .....................................         2,518
                                                              -----------
   Net asset value and maximum offering price per share ...   $     14.33
                                                              -----------
ADVISOR CLASS:
   Net assets, at value ...................................   $ 2,441,164
                                                              -----------
   Shares outstanding .....................................       169,617
                                                              -----------
   Net asset value and maximum offering price per share ...   $     14.39
                                                              -----------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 23

Templeton Global Investment Trust

STATEMENT OF OPERATIONS
for the six months ended September 30, 2009 (unaudited)

                                                                                          TEMPLETON
                                                                                           FRONTIER
                                                                                           MARKETS
                                                                                             FUND
                                                                                         -----------
Investment income:
   Dividends: (net of foreign taxes of $10,580)
      Unaffiliated issuers ...........................................................   $   137,890
      Sweep Money Fund (Note 7) ......................................................            97
                                                                                         -----------
         Total investment income .....................................................       137,987
                                                                                         -----------
Expenses:
   Management fees (Note 3a) .........................................................        58,476
   Administrative fees (Note 3b) .....................................................         9,735
   Distribution fees: (Note 3c)
      Class A ........................................................................         6,489
      Class C ........................................................................         2,422
      Class R ........................................................................            77
   Transfer agent fees (Note 3e) .....................................................         1,993
   Custodian fees (Note 4) ...........................................................         4,420
   Reports to shareholders ...........................................................         8,187
   Registration and filing fees ......................................................        33,530
   Professional fees .................................................................        18,238
   Trustees' fees and expenses .......................................................         2,129
   Amortization of offering costs ....................................................        49,912
   Other .............................................................................         3,704
                                                                                         -----------
         Total expenses ..............................................................       199,312
         Expense reductions (Note 4) .................................................          (264)
         Expenses waived/paid by affiliates (Note 3f) ................................      (100,163)
                                                                                         -----------
            Net expenses .............................................................        98,885
                                                                                         -----------
               Net investment income .................................................        39,102
                                                                                         -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ....................................................................       145,926
      Foreign currency transactions ..................................................       (16,455)
                                                                                         -----------
               Net realized gain (loss) ..............................................       129,471
                                                                                         -----------
   Net change in unrealized appreciation (depreciation) on:
      Investments ....................................................................     3,613,790
      Translation of other assets and liabilities denominated in foreign currencies ..         1,435
                                                                                         -----------
               Net change in unrealized appreciation (depreciation) ..................     3,615,225
                                                                                         -----------
Net realized and unrealized gain (loss) ..............................................     3,744,696
                                                                                         -----------
Net increase (decrease) in net assets resulting from operations ......................   $ 3,783,798
                                                                                         ===========

   The accompanying notes are an integral part of these financial statements.


                             24 | Semiannual Report

Templeton Global Investment Trust

STATEMENT OF CHANGES IN NET ASSETS

                                                                                            TEMPLETON FRONTIER MARKETS FUND
                                                                                            -------------------------------
                                                                                             SIX MONTHS ENDED    YEAR ENDED
                                                                                            SEPTEMBER 30, 2009    MARCH 31,
                                                                                                (UNAUDITED)        2009(a)
                                                                                            ------------------   ----------
Increase (decrease) in net assets:
   Operations:
      Net investment income .............................................................       $    39,102      $   14,648
      Net realized gain (loss) from investments and foreign currency transactions .......           129,471         (22,483)
      Net change in unrealized appreciation (depreciation) on investments and
         translation of other assets and liabilities denominated in foreign currencies ..         3,615,225        (324,744)
                                                                                                -----------      ----------
            Net increase (decrease) in net assets resulting from operations .............         3,783,798        (332,579)
                                                                                                ===========      ==========
   Capital share transactions: (Note 2)
      Class A ...........................................................................         2,724,499       5,440,607
      Class C ...........................................................................           906,372         107,897
      Class R ...........................................................................                --          23,688
      Advisor Class .....................................................................         1,356,870         582,598
                                                                                                -----------      ----------
   Total capital share transactions .....................................................         4,987,741       6,154,790
                                                                                                ===========      ==========
            Net increase (decrease) in net assets .......................................         8,771,539       5,822,211
Net assets:
   Beginning of period ..................................................................         5,822,211              --
                                                                                                -----------      ----------
   End of period ........................................................................       $14,593,750      $5,822,211
                                                                                                ===========      ==========
Undistributed net investment income included in net assets:
   End of period ........................................................................       $    78,245      $   39,143
                                                                                                ===========      ==========

(a) For the period October 14, 2008 (commencement of operations) to March 31, 2009.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 25

Templeton Global Investment Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

TEMPLETON FRONTIER MARKETS FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of four separate funds. The Templeton Frontier Markets Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist


                             26 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON FRONTIER MARKETS FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax position as of September 30, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.


                             Semiannual Report | 27

Templeton Global Investment Trust

TEMPLETON FRONTIER MARKETS FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

E. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                             28 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON FRONTIER MARKETS FUND

2. SHARES OF BENEFICIAL INTEREST

At September 30, 2009, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                  SIX MONTHS ENDED
                                 SEPTEMBER 30, 2009        PERIOD ENDED
                                     (UNAUDITED)         MARCH 31, 2009(a)
                                --------------------   --------------------
                                 SHARES     AMOUNT      SHARES     AMOUNT
                                -------   ----------   -------   ----------
CLASS A SHARES:
   Shares sold ..............   229,439   $2,893,623   549,757   $5,473,106
   Shares redeemed ..........   (13,942)    (169,124)   (3,596)     (32,499)
                                -------   ----------   -------   ----------
   Net increase (decrease) ..   215,497   $2,724,499   546,161   $5,440,607
                                =======   ==========   =======   ==========
CLASS C SHARES:
   Shares sold ..............    72,633   $  918,490    11,495   $  107,897
   Shares redeemed ..........    (1,016)     (12,118)       --           --
                                -------   ----------   -------   ----------
   Net increase (decrease) ..    71,617   $  906,372    11,495   $  107,897
                                =======   ==========   =======   ==========
CLASS R SHARES:
   Shares sold ..............        --   $       --     2,518   $   23,688
                                -------   ----------   -------   ----------
   Net increase (decrease) ..        --   $       --     2,518   $   23,688
                                =======   ==========   =======   ==========
ADVISOR CLASS SHARES:
   Shares sold ..............   119,173   $1,478,208    62,109   $  598,528
   Shares redeemed ..........    (9,990)    (121,338)   (1,675)     (15,930)
                                -------   ----------   -------   ----------
   Net increase (decrease) ..   109,183   $1,356,870    60,434   $  582,598
                                =======   ==========   =======   ==========

(a) For the period October 14, 2008 (commencement of operations) to March 31, 2009.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ----------------------
Templeton Asset Management Ltd. (TAML)                          Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                             Semiannual Report | 29

Templeton Global Investment Trust

TEMPLETON FRONTIER MARKETS FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE                       NET ASSETS
-------------------   -------------------------------------------------
       1.25%          Up to and including $1 billion
       1.20%          Over $1 billion, up to and including $5 billion
       1.15%          Over $5 billion, up to and including $10 billion
       1.10%          Over $10 billion, up to and including $15 billion
       1.05%          Over $15 billion, up to and including $20 billion
       1.00%          In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ..   0.30%
Class C ..   1.00%
Class R ..   0.50%

Distribution fees were not charged on shares held by affiliates.


                             30 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON FRONTIER MARKETS FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ..................   $4,886
Contingent deferred sales charges retained ......   $  104

E. TRANSFER AGENT FEES

For the period ended September 30, 2009, the Fund paid transfer agent fees of $1,993, of which $1,399 was retained by Investor Services.

F. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and TAML have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding distribution fees and acquired fund fees and expenses) for each class of the Fund do not exceed 1.85% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until August 1, 2010.

G. OTHER AFFILIATED TRANSACTIONS

At September 30, 2009, Franklin Advisers Inc. owned 48.97% of the Fund's outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended September 30, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At March 31, 2009, the Fund deferred realized capital losses of $18,247.


                             Semiannual Report | 31

Templeton Global Investment Trust

TEMPLETON FRONTIER MARKETS FUND

5. INCOME TAXES (CONTINUED)

At September 30, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments .........................   $11,039,926
                                                ===========
Unrealized appreciation .....................   $ 3,347,627
Unrealized depreciation .....................       (64,454)
                                                -----------
Net unrealized appreciation (depreciation) ..   $ 3,283,173
                                                ===========

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares and offering costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and passive foreign investment company shares.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended September 30, 2009, aggregated $5,627,853 and $835,883, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.


                             32 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON FRONTIER MARKETS FUND

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2009, in valuing the Fund's assets carried at fair value:

                                             LEVEL 1      LEVEL 2   LEVEL 3      TOTAL
                                           -----------   --------   -------   -----------
ASSETS:
   Investments in Securities
      Equity Investments:(a)
         Croatia .......................   $    33,412   $110,270     $--     $   143,682
         Malawi ........................            --    171,933      --         171,933
         Other Equity Investments(b) ...    12,567,624         --      --      12,567,624
      Convertible Bonds ................            --        709      --             709
      Short Term Investments ...........     1,439,151         --      --       1,439,151
                                           -----------   --------     ---     -----------
         Total Investments in
            Securities .................   $14,040,187   $282,912     $--     $14,323,099
                                           ===========   ========     ===     ===========

(a)  Includes common and preferred stock as well as other equity investments.

(b) For detailed industry descriptions, see the accompanying Statement of Investments.

10. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through November 18, 2009, the issuance date of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

CURENCY

OMR - Omani Rial

SELECTED PORTFOLIO

ADR - American Depository Receipt
GDR - Global Depository Receipt


                             Semiannual Report | 33

Templeton Global Investment Trust

SHAREHOLDER INFORMATION

TEMPLETON FRONTIER MARKETS FUND

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             34 | Semiannual Report

                       This page intentionally left blank.

                       This page intentionally left blank.

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)

NATIONAL

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com and click "My Profile"

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
TEMPLETON FRONTIER MARKETS FUND

INVESTMENT MANAGER
Templeton Asset Management Ltd.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

096 S2009 11/09




SEPTEMBER 30, 2009

SEMIANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Templeton Global Investment Trust

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com
and click "My Profile"

                                    (GRAPHIC)

                                                                   INTERNATIONAL

                               TEMPLETON BRIC FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

                            FRANKLIN TEMPLETON INVESTMENTS

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the semiannual report

                                    Contents

SHAREHOLDER LETTER ........................................................    1
SEMIANNUAL REPORT
Templeton BRIC Fund .......................................................    3
Performance Summary .......................................................    8
Your Fund's Expenses ......................................................   10
Financial Highlights and Statement of Investments .........................   12
Financial Statements ......................................................   18
Notes to Financial Statements .............................................   22
Shareholder Information ...................................................   31

Shareholder Letter

     Dear Shareholder:

     During the six months ended September 30, 2009, hopes ran high for a sustainable and broadening global recovery due to improving credit and economic conditions. The global equity rally that began in March pressed on throughout the reporting period, pushing BRIC (Brazil, Russia, India and China) countries to outperform their emerging and developed markets counterparts.

     Templeton BRIC Fund's semiannual report goes into greater detail about prevailing conditions during the period under review. In addition, you will find performance data, financial information and a discussion about investment management decisions. Please remember that all securities markets fluctuate, as do mutual fund share prices.

     If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

     Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 50 years ago. As always, we encourage you to discuss your goals with your financial advisor who can address concerns about volatility and diversification, periodically review your overall portfolio and help you stay focused on the long term. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate current market conditions.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      Not part of the semiannual report | 1

     We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

     Sincerely,


     /s/ Mark Mobius

     Mark Mobius
     Executive Chairman
     Templeton Asset Management Ltd.

     THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF SEPTEMBER 30, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                      2 | Not part of the semiannual report

Semiannual Report

Templeton BRIC Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton BRIC Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of BRIC companies -- those companies that are organized under the laws of, have a principal office in, or whose principal trading market is in Brazil, Russia, India or China (including the People's Republic of China, Hong Kong and Taiwan); or derive 50% or more of their total revenue or profit from, or have 50% or more of their assets in, BRIC countries.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

GEOGRAPHIC BREAKDOWN

Based on Total Net Assets as of 9/30/09

                                   (PIE CHART)

Brazil ............................   34.2%
China Region* .....................   32.9%
Russia ............................   15.7%
India .............................   14.3%
Kazakhstan ........................    1.4%
Short-Term Investments
   & Other Net Assets .............    1.5%

*    China region includes China, Hong Kong and Taiwan.

We are pleased to bring you Templeton BRIC Fund's semiannual report for the period ended September 30, 2009.

PERFORMANCE OVERVIEW

Templeton BRIC Fund - Class A posted a +67.36% cumulative total return for the six months ended September 30, 2009. The Fund performed comparably to its benchmark, the Morgan Stanley Capital International (MSCI) Brazil, Russia, India, China (BRIC) Equity Index, which posted a +66.89% total

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 15.


                              Semiannual Report | 3
return during the same period.(1) Please note that index performance information is provided for reference and that we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund's return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find the Fund's performance data in the Performance Summary beginning on page 8.

ECONOMIC AND MARKET OVERVIEW

The growing assertiveness and importance of emerging markets in the global economy was demonstrated when Brazil, Russia, India and China held an inaugural summit in Russia during June. At the summit, leaders from the four countries called for greater involvement and representation from emerging economies in international financial institutions and deeper economic reforms. On a broader note, world leaders came together in the U.S. during September at the Group of 20 summit to outline a global framework to coordinate economic policies to boost growth.(2) In addition, they agreed to more closely monitor the financial system and vowed to continue stimulus efforts to ensure a sustainable recovery.

Along with the global equity rally that began in March 2009, BRIC markets as measured by the MSCI BRIC Equity Index posted a +66.89% total return in U.S. dollar terms for the six-month reporting period.1 While part of this surge was due to U.S. dollar weakness, strong investment inflows, a return of investor confidence in emerging market equities, and the search for undervalued companies supported the markets' uptrend.

A rebound in commodity prices from their lows at the end of 2008 and stronger domestic currencies supported equity prices in Brazil and Russia. Brazil's solid economic fundamentals, strong fiscal and monetary policies and relative resilience to the global financial crisis led stock prices to rebound significantly during the reporting period. Russian equity prices also staged a strong rebound as a return in confidence and, in our view, attractive valuations led investors to refocus on corporate fundamentals. The top BRIC performer, however, was India with a total return of +91.17% in U.S. dollar terms.(1)

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI BRIC Equity Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in Brazil, Russia, India and China. The index comprises the equity indexes of each of these countries. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

(2.) The Group of 20, or G-20, is an informal forum that promotes open and constructive discussion between industrial and emerging market countries on key issues related to global economic stability. It is made up of finance ministers and central bank governors of 19 countries and the European Union.


                              4 | Semiannual Report

Strong investment inflows, relatively robust economic growth and the formation of a new government drove equity prices in the Indian market. Despite delivering a +46.49% total return, China underperformed its BRIC peers.1 Speculations about China's monetary policy tightening pushed investors to adopt a more cautious stance.

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company's price/earnings ratio, profit margins and liquidation value. In choosing investments, we strongly believe in on-site visits to issuers of prospective investments to assess critical factors such as management strength and local conditions.

MANAGER'S DISCUSSION

Key contributors to absolute performance during the six months under review were the Fund's positions in Brazilian companies: Petrobras (Petroleo Brasileiro), the national oil and gas company, Vale, a top global iron ore and nickel producer, and Itau Unibanco Holding, the country's largest financial conglomerate that provides a full range of banking and financial services. A rebound in commodity prices, stronger currency and stable economic fundamentals drove share prices in this review period. The recent merger between Itau and Unibanco created the largest financial entity in Latin America, and in our analysis, Itau Unibanco is in a strong position to benefit from the growing financial and banking needs of consumers in Brazil as well as the rest of the region.

In an environment where most of the Fund's holdings rose in absolute terms, only a few holdings marginally detracted from absolute performance during the reporting period, including new positions in China Shipping Development, Honghua Group and Beijing Capital Land. China Shipping Development is the country's largest coastal shipping company. We believe the company's dominant market share and strong fundamentals could put it in a favorable position if the shipping sector recovers. Based on our analysis, we are also confident in mid-sized property developer Beijing Capital Land, as, in our view, its valuations remained attractive due to a significant discount to its net asset value and share prices of its industry peers. Following a visit to Honghua Group's manufacturing facilities in September 2009, we became concerned about management's apparent loss of focus and decision to invest in new business areas. We divested the Fund's holdings in Honghua Group shortly after period-end.

TOP 10 EQUITY HOLDINGS
9/30/09

COMPANY                                         % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                        NET ASSETS
------------------------                        ----------
Petrobras (Petroleo Brasileiro SA), ADR, pfd.      8.4%
   OIL, GAS & CONSUMABLE FUELS, BRAZIL
Vale SA, ADR, pfd., A                              6.2%
   METALS & MINING, BRAZIL
Itau Unibanco Holding SA, ADR                      5.8%
   COMMERCIAL BANKS, BRAZIL
Gazprom, ADR                                       4.5%
   OIL, GAS & CONSUMABLE FUELS, RUSSIA
Banco Bradesco SA, ADR, pfd.                       4.4%
   COMMERCIAL BANKS, BRAZIL
PetroChina Co. Ltd., H                             4.0%
   OIL, GAS & CONSUMABLE FUELS, CHINA
Yanzhou Coal Mining Co. Ltd., H                    3.7%
   OIL, GAS & CONSUMABLE FUELS, CHINA
ICBC (Industrial and Commercial
Bank of China Ltd.), H                             3.4%
   COMMERCIAL BANKS, CHINA
LUKOIL Holdings, ADR                               3.3%
   OIL, GAS & CONSUMABLE FUELS, RUSSIA
Soho China Ltd., ord. & 144A                       3.0%
   REAL ESTATE MANAGEMENT &
   DEVELOPMENT, CHINA


                              Semiannual Report | 5

During the six-month reporting period, the Fund received substantial inflows, and as a result, we increased the Fund's holdings in all the markets of our investment universe: Brazil, Russia, India and China (mainly via China H shares).(3) Specifically, we increased the Fund's exposure to oil and gas, coal and consumable fuels, and aluminum and steel companies, and major purchases included China's largest oil and gas company PetroChina, Russia's largest oil company LUKOIL Holdings and India's leading aluminum producer Hindalco Industries. Although declining commodity prices hurt commodity-related stocks last year, many companies still remained profitable and benefited further from the rebound in prices this year. While commodity prices remained below their peaks, we believe prices could trend upward for the long term, in part because of relatively inelastic supply and continued demand from emerging markets. Despite slower economic growth, infrastructure development in emerging markets could support continued demand for hard commodities such as metals.

In addition, we made several purchases in banks and diversified financial services companies based on the sector's liberalization and consolidation in BRIC markets. Some of the larger positions included Bank of China, India's Federal Bank, and Brazil's Banco Bradesco, Itausa - Investimentos Itau and the aforementioned Itau Unibanco. We also initiated positions in leading Indian consultancy companies Infosys Technologies and Tata Consultancy Services. In our view, both companies are well positioned to benefit from the continuing outsourcing trend to Indian consulting services companies.

On the other hand, we reduced the Fund's exposure to telecommunication services providers and sold all or most of our positions in China Mobile, China Unicom (Hong Kong), China Telecom, India's Bharti Airtel and Russia's Mobile TeleSystems. To focus on what we believed were more attractively valued stocks in our investment universe, we also made select sales in electronic equipment manufacturing, industrial machinery and multi-line insurance companies.

(3.) "China H" denotes shares of China-incorporated, Hong Kong-listed companies with most businesses in China. China H shares are traded on the Hong Kong Stock Exchange.


                              6 | Semiannual Report

Thank you for your continued participation in Templeton BRIC Fund. We look forward to serving your future investment needs.

(PHOTO OF MARK MOBIUS)


/s/ Mark Mobius
Mark Mobius


(PHOTO OF DENNIS LIM)


/s/ Dennis Lim
Dennis Lim


(PHOTO OF TOM WU)


/s/ Tom Wu
Tom Wu

Portfolio Management Team
Templeton BRIC Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                              Semiannual Report | 7

Performance Summary as of 9/30/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

CLASS A (SYMBOL: TABRX)       CHANGE   9/30/09   3/31/09
-----------------------       ------   -------   -------
Net Asset Value (NAV)         +$4.83    $12.00     $7.17

CLASS C (SYMBOL: TPBRX)       CHANGE   9/30/09   3/31/09
-----------------------       ------   -------   -------
Net Asset Value (NAV)         +$4.76    $11.90     $7.14

ADVISOR CLASS (SYMBOL: N/A)   CHANGE   9/30/09   3/31/09
---------------------------   ------   -------   -------
Net Asset Value (NAV)         +$4.84    $11.99     $7.15

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                 6-MONTH           1-YEAR    3-YEAR   INCEPTION (6/1/06)
-------                                 -------          -------   -------   ------------------
Cumulative Total Return(2)               +67.36%           +9.42%   +18.52%         +26.69%
Average Annual Total Return(3)           +57.69%           +3.15%    +3.76%          +5.47%
Value of $10,000 Investment(4)          $15,769          $10,315   $11,172         $11,941
   Total Annual Operating Expenses(5)             2.17%

CLASS C                                 6-MONTH           1-YEAR    3-YEAR   INCEPTION (6/1/06)
-------                                 -------          -------   -------   ------------------
Cumulative Total Return(2)              +66.67%            +8.66%   +16.27%         +23.95%
Average Annual Total Return(3)          +65.67%            +7.66%    +5.15%          +6.66%
Value of $10,000 Investment(4)          $16,567          $10,766   $11,627         $12,395
   Total Annual Operating Expenses(5)             2.82%

ADVISOR CLASS(6)                        6-MONTH           1-YEAR    3-YEAR   INCEPTION (6/1/06)
----------------                        -------          -------   -------   ------------------
Cumulative Total Return(2)              +67.69%            +9.62%   +18.95%         +27.16%
Average Annual Total Return(3)          +67.69%            +9.62%    +5.95%          +7.48%
Value of $10,000 Investment(4)          $16,769          $10,962   $11,895         $12,716
   Total Annual Operating Expenses(5)             1.88%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                              8 | Semiannual Report

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN BRIC COMPANIES, WHICH ARE LOCATED IN, OR OPERATE IN, EMERGING MARKET COUNTRIES, INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE COMPANIES' SMALLER SIZE, LESSER LIQUIDITY AND THE LACK OF ESTABLISHED LEGAL, POLITICAL, BUSINESS AND SOCIAL FRAMEWORKS TO SUPPORT SECURITIES MARKETS IN THE COUNTRIES IN WHICH THEY OPERATE. THE FUND IS A NONDIVERSIFIED FUND. IT MAY INVEST A GREATER PORTION OF ITS ASSETS IN THE SECURITIES OF ONE ISSUER THAN A DIVERSIFIED FUND, WHICH MAY RESULT IN GREATER FLUCTUATION IN THE VALUE OF THE FUND'S SHARES. ALL INVESTMENTS IN EMERGING MARKETS SHOULD BE CONSIDERED LONG-TERM INVESTMENTS THAT COULD EXPERIENCE SIGNIFICANT PRICE VOLATILITY IN ANY GIVEN YEAR. THE FUND IS DESIGNED FOR THE AGGRESSIVE PORTION OF A WELL-DIVERSIFIED PORTFOLIO. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.


(1.) Past expense reductions by the Fund's manager and administrator increased the Fund's total returns. If the manager and administrator had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(6.) Effective 8/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 8/1/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/31/08 actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 8/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -18.20% and -15.85%.


                              Semiannual Report | 9

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             10 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 4/1/09      VALUE 9/30/09   PERIOD* 4/1/09-9/30/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,673.60             $14.01
Hypothetical (5% return before expenses)         $1,000           $1,014.59             $10.56
CLASS C
Actual                                           $1,000           $1,666.70             $18.72
Hypothetical (5% return before expenses)         $1,000           $1,011.03             $14.12
ADVISOR CLASS
Actual                                           $1,000           $1,676.90             $12.08
Hypothetical (5% return before expenses)         $1,000           $1,016.04             $ 9.10

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 2.09%; C: 2.80%; and Advisor: 1.80%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.


                             Semiannual Report | 11

Templeton Global Investment Trust

FINANCIAL HIGHLIGHTS

TEMPLETON BRIC FUND

                                                          SIX MONTH ENDED         YEAR ENDED MARCH 31,
                                                        SEPTEMBER 30, 2009   ---------------------------------
CLASS A                                                     (UNAUDITED)        2009       2008         2007(a)
-------                                                 ------------------   --------   --------      --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................        $   7.17        $  15.40   $  13.04      $  10.00
                                                             --------        --------   --------      --------
Income from investment operations(b):
   Net investment income (loss)(c) ..................            0.05            0.09      (0.05)        (0.01)
   Net realized and unrealized gains (losses) .......            4.78           (8.18)      2.91          3.12
                                                             --------        --------   --------      --------
Total from investment operations ....................            4.83           (8.09)      2.86          3.11
                                                             --------        --------   --------      --------
Less distributions from:
   Net investment income ............................              --           (0.14)        --         (0.05)
   Net realized gains ...............................              --              --      (0.42)        (0.02)
   Tax return of capital ............................              --              --      (0.08)           --
                                                             --------        --------   --------      --------
Total distributions .................................              --           (0.14)     (0.50)        (0.07)
                                                             --------        --------   --------      --------
Redemption fees(d) ..................................              --              --         --(e)         --(e)
                                                             --------        --------   --------      --------
Net asset value, end of period ......................        $  12.00        $   7.17   $  15.40      $  13.04
                                                             ========        ========   ========      ========
Total return(f) .....................................           67.36%         (52.57)%    21.71%        31.12%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates ...            2.09%           2.17%      2.09%         2.19%
Expenses net of waiver and payments by
   affiliates(h) ....................................            2.09%           2.17%      2.09%         2.15%
Net investment income (loss) ........................            1.13%           0.72%     (0.27)%       (0.11)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................        $459,532        $238,253   $645,417      $212,714
Portfolio turnover rate .............................           16.30%          47.31%     40.49%        28.98%

(a)  For the period June 1, 2006 (commencement of operations) to March 31, 2007.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             12 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON BRIC FUND

                                                            SIX MONTH ENDED         YEAR ENDED MARCH 31,
                                                          SEPTEMBER 30, 2009   ------------------------------
CLASS C                                                       (UNAUDITED)        2009      2008       2007(a)
-------                                                   ------------------   -------   --------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................        $   7.14        $ 15.28   $  12.99     $ 10.00
                                                               --------        -------   --------     -------
Income from investment operations(b):
   Net investment income (loss)(c) ....................            0.04           0.01      (0.15)      (0.09)
   Net realized and unrealized gains (losses) .........            4.72          (8.08)      2.88        3.13
                                                               --------        -------   --------     -------
Total from investment operations ......................            4.76          (8.07)      2.73        3.04
                                                               --------        -------   --------     -------
Less distributions from:
   Net investment income ..............................              --          (0.07)        --       (0.03)
   Net realized gains .................................              --             --      (0.42)      (0.02)
   Tax return of capital ..............................              --             --      (0.02)         --
                                                               --------        -------   --------     -------
Total distributions ...................................              --          (0.07)     (0.44)      (0.05)
                                                               --------        -------   --------     -------
Redemption fees(d) ....................................              --             --         --(e)       --(e)
                                                               --------        -------   --------     -------
Net asset value, end of period ........................        $  11.90        $  7.14   $  15.28     $ 12.99
                                                               ========        =======   ========     =======
Total return(f) .......................................           66.67%        (52.81)%    20.81%      30.44%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates .....            2.80%          2.82%      2.75%       2.84%
Expenses net of waiver and payments by affiliates(h) ..            2.80%          2.82%      2.75%       2.80%
Net investment income (loss) ..........................            0.42%          0.07%     (0.93)%     (0.76)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................        $146,815        $76,522   $196,535     $70,021
Portfolio turnover rate ...............................           16.30%         47.31%     40.49%      28.98%

(a)  For the period June 1, 2006 (commencement of operations) to March 31, 2007.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 13

Templeton Global Investment Trust

TEMPLETON BRIC FUND

                                                      SIX MONTHS ENDED    YEAR ENDED
                                                     SEPTEMBER 30, 2009    MARCH 31,
ADVISOR CLASS                                            (UNAUDITED)        2009(a)
-------------                                        ------------------   ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............        $  7.15           $ 15.01
                                                          -------           -------
Income from investment operations(b):
   Net investment income(c) ......................           0.04              0.05
   Net realized and unrealized gains (losses) ....           4.80             (7.74)
                                                          -------           -------
Total from investment operations .................           4.84             (7.69)
                                                          -------           -------
Less distributions from net investment income ....             --             (0.17)
                                                          -------           -------
Net asset value, end of period ...................        $ 11.99           $  7.15
                                                          =======           =======
Total return(d) ..................................          67.69%           (51.22)%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses(f) ......................................           1.80%             1.88%
Net investment income ............................           1.42%             1.01%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ................        $10,353           $ 1,446
Portfolio turnover rate ..........................          16.30%            47.31%

(a)  For the period August 1, 2008 (effective date) to March 31, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             14 | Semiannual Report

Templeton Global Investment Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2009 (UNAUDITED)

TEMPLETON BRIC FUND                                                           INDUSTRY                       SHARES         VALUE
-------------------                                         --------------------------------------------   ----------   ------------
      COMMON STOCKS 76.6%
      BRAZIL 12.3%
      AES Tiete SA ......................................   Independent Power Producers & Energy Traders      320,277   $  3,370,766
      American Banknote SA ..............................          Commercial Services & Supplies             188,123      1,824,911
      Companhia de Bebidas das Americas (AmBev) .........                    Beverages                        215,685     15,396,943
      Companhia Energetica de Minas Gerais ..............                Electric Utilities                    61,685        760,598
  (a) Construtora Tenda SA ..............................                Household Durables                   108,125        326,440
      Gafisa SA .........................................                Household Durables                   237,313      3,572,987
      Itau Unibanco Holding SA, ADR .....................                 Commercial Banks                  1,765,825     35,581,374
      Localiza Rent a Car SA ............................                   Road & Rail                       572,115      5,717,760
      Tele Norte Leste Participacoes SA .................      Diversified Telecommunication Services         227,305      5,130,894
      Wilson Sons Ltd., BDR .............................          Transportation Infrastructure              322,100      4,415,117
                                                                                                                        ------------
                                                                                                                          76,097,790
                                                                                                                        ------------
      CHINA 32.5%
      Bank of China Ltd., H .............................                 Commercial Banks                 10,185,000      5,361,910
      Beijing Capital Land Ltd., H ......................       Real Estate Management & Development        6,746,000      2,472,083
      China Coal Energy Co., H ..........................           Oil, Gas & Consumable Fuels             5,705,000      7,464,348
      China Construction Bank Corp., H ..................                 Commercial Banks                 18,620,000     14,871,974
      China Life Insurance Co. Ltd., H ..................                    Insurance                      2,845,000     12,389,516
      China Mobile Ltd. .................................       Wireless Telecommunication Services         1,815,500     17,709,910
      China Petroleum and Chemical Corp., H .............           Oil, Gas & Consumable Fuels            10,252,000      8,717,507
      China Shenhua Energy Co. Ltd., H ..................           Oil, Gas & Consumable Fuels               703,000      3,070,523
      China Shipping Development Co. Ltd., H ............                      Marine                       3,730,000      4,716,645
      China Telecom Corp. Ltd., H .......................      Diversified Telecommunication Services       4,830,000      2,281,007
      China Unicom (Hong Kong) Ltd. .....................      Diversified Telecommunication Services       2,020,270      2,862,266
      China Vanke Co. Ltd., B ...........................       Real Estate Management & Development        1,400,000      1,759,484
      CNOOC Ltd. ........................................           Oil, Gas & Consumable Fuels             5,042,000      6,779,050
  (a) Hidili Industry International Development Ltd. ....                 Metals & Mining                   9,490,000      8,877,742
      Honghua Group Ltd. ................................           Energy Equipment & Services             5,364,000      1,079,721
      Huaxin Cement Co. Ltd., B .........................              Construction Materials                 151,428        307,399
      Industrial and Commercial Bank of China Ltd., H ...                 Commercial Banks                 27,532,000     20,746,694
      Lonking Holdings Ltd. .............................                    Machinery                     17,312,000      9,918,101
      PetroChina Co. Ltd., H ............................           Oil, Gas & Consumable Fuels            21,762,000     24,598,080
      Sinotrans Ltd., H .................................             Air Freight & Logistics              12,780,000      3,017,729
      Soho China Ltd. ...................................       Real Estate Management & Development       34,043,000     18,229,477
  (b) Soho China Ltd., 144A .............................       Real Estate Management & Development          348,500        186,616
      Yanzhou Coal Mining Co. Ltd., H ...................           Oil, Gas & Consumable Fuels            15,782,581     22,767,646
                                                                                                                        ------------
                                                                                                                         200,185,428
                                                                                                                        ------------
      HONG KONG 0.4%
      Harbin Power Equipment Co. Ltd., H ................               Electrical Equipment                2,774,000      2,620,088
                                                                                                                        ------------
      INDIA 14.3%
      Federal Bank Ltd. .................................                 Commercial Banks                    498,688      2,630,035
      Grasim Industries Ltd. ............................              Construction Materials                 153,900      8,925,297
      Hindalco Industries Ltd. ..........................                 Metals & Mining                   4,000,879     10,799,482
      ICICI Bank Ltd. ...................................                 Commercial Banks                    340,071      6,445,925
      Infosys Technologies Ltd. .........................                   IT Services                       221,800     10,725,948


                             Semiannual Report | 15

Templeton Global Investment Trust

TEMPLETON BRIC FUND                                                           INDUSTRY                       SHARES         VALUE
-------------------                                         --------------------------------------------   ----------   ------------
      COMMON STOCKS (CONTINUED)
      INDIA (CONTINUED)
      Karnataka Bank Ltd. ...............................                 Commercial Banks                    643,962   $  1,875,834
      Maharashtra Seamless Ltd. .........................                 Metals & Mining                   1,000,544      6,606,713
(a,c) Oil India Ltd. Reg S ..............................           Oil, Gas & Consumable Fuels                 4,988        119,180
      Peninsula Land Ltd. ...............................       Real Estate Management & Development        2,889,531      5,084,751
  (a) Reliance Industries Ltd. ..........................           Oil, Gas & Consumable Fuels               171,400      7,903,754
      Sesa Goa Ltd. .....................................                 Metals & Mining                     524,720      2,915,172
      Steel Authority of India Ltd. .....................                 Metals & Mining                   3,389,551     12,124,559
      Tata Chemicals Ltd. ...............................                    Chemicals                        442,161      2,602,854
      Tata Consultancy Services Ltd. ....................                   IT Services                       386,000      5,008,256
  (d) Tata Steel Ltd. ...................................                 Metals & Mining                     409,000      4,372,749
                                                                                                                        ------------
                                                                                                                          88,140,509
                                                                                                                        ------------
      KAZAKHSTAN 1.4%
      KazMuniGas Exploration Production, GDR ............           Oil, Gas & Consumable Fuels               394,786      8,811,623
                                                                                                                        ------------
      RUSSIA 15.7%
  (a) Acron JSC .........................................                    Chemicals                          5,200        142,347
      Gazprom, ADR ......................................           Oil, Gas & Consumable Fuels             1,186,923     28,058,860
      LUKOIL Holdings, ADR ..............................           Oil, Gas & Consumable Fuels                12,300        674,655
      LUKOIL Holdings, ADR (London Exchange) ............           Oil, Gas & Consumable Fuels               357,600     19,381,920
  (a) Mining and Metallurgical Co. Norilsk Nickel, ADR ..                 Metals & Mining                     404,666      5,058,325
      Mobile TeleSystems ................................       Wireless Telecommunication Services           676,100      4,570,723
      OAO TMK ...........................................           Energy Equipment & Services               596,435      2,205,370
      OAO TMK, GDR ......................................           Energy Equipment & Services               880,267     13,776,178
      Rosneft Oil Co. ...................................           Oil, Gas & Consumable Fuels               671,000      5,077,019
  (a) RusHydro ..........................................                Electric Utilities                35,981,825      1,249,814
  (a) RusHydro, ADR .....................................                Electric Utilities                 1,096,884      3,762,312
      TNK-BP ............................................           Oil, Gas & Consumable Fuels             2,369,000      3,897,005
(a,c) Uralkali, GDR, Reg S ..............................                    Chemicals                        314,400      5,942,160
      Vsmpo-Avisma Corp. ................................                 Metals & Mining                      40,501      2,978,002
                                                                                                                        ------------
                                                                                                                          96,774,690
                                                                                                                        ------------
      TOTAL COMMON STOCKS
         (COST $472,433,038) ............................                                                                472,630,128
                                                                                                                        ------------
      PREFERRED STOCKS 21.9%
      BRAZIL 21.9%
      Banco Bradesco SA, ADR, pfd. ......................                 Commercial Banks                  1,352,200     26,895,258
      Itausa - Investimentos Itau SA, pfd. ..............                 Commercial Banks                  2,021,499     12,229,039
      Petroleo Brasileiro SA, ADR, pfd. .................           Oil, Gas & Consumable Fuels             1,324,500     52,066,095
      Usinas Siderurgicas de Minas Gerais SA, pfd., A ...                 Metals & Mining                     203,300      5,358,846
      Vale SA, ADR, pfd., A .............................                 Metals & Mining                   1,878,850     38,535,214
                                                                                                                        ------------
      TOTAL PREFERRED STOCKS
         (COST $94,104,537) .............................                                                                135,084,452
                                                                                                                        ------------


                             16 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON BRIC FUND                                                                                          SHARES         VALUE
-------------------                                                                                        ----------   ------------
      TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
         (COST $566,537,575) ............................                                                               $607,714,580
                                                                                                                        ------------
      SHORT TERM INVESTMENTS
      (COST $1,537,381) 0.3%
      MONEY MARKET FUNDS 0.3%
      UNITED STATES 0.3%
  (e) Institutional Fiduciary Trust Money Market
         Portfolio, 0.00% ...............................                                                   1,537,381      1,537,381
                                                                                                                        ------------
      TOTAL INVESTMENTS (COST $568,074,956) 98.8% .......                                                                609,251,961
      OTHER ASSETS, LESS LIABILITIES 1.2% ...............                                                                  7,446,912
                                                                                                                        ------------
      NET ASSETS 100.0% .................................                                                               $616,698,873
                                                                                                                        ============

See Abbreviations on page 30.

(a)  Non-income producing.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At September 30, 2009, the value of this security was $186,616, representing 0.03% of net assets.

(c) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At September 30, 2009, the aggregate value of these securities was $6,061,340, representing 0.98% of net assets.

(d)  A portion or all of the security purchased on a delayed delivery basis. See
     Note 1(c).

(e) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 17

Templeton Global Investment Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2009 (unaudited)

                                                            TEMPLETON
                                                            BRIC FUND
                                                          -------------
   Investments in securities:
      Cost - Unaffiliated issuers .....................   $ 566,537,575
      Cost - Sweep Money Fund (Note 7) ................       1,537,381
                                                          -------------
      Total cost of investments .......................   $ 568,074,956
                                                          -------------
      Value - Unaffiliated issuers ....................   $ 607,714,580
      Value - Sweep Money Fund (Note 7) ...............       1,537,381
                                                          -------------
      Total value of investments ......................     609,251,961
   Cash ...............................................         482,019
   Foreign currency, at value (Cost $460,304) .........         467,131
   Receivables:
      Investment securities sold ......................       5,165,456
      Capital shares sold .............................       2,546,984
      Dividends .......................................       3,224,195
      Foreign tax .....................................         141,472
   Other assets .......................................             259
                                                          -------------
         Total assets .................................     621,279,477
                                                          -------------
Liabilities:
   Payables:
      Investment securities purchased .................       1,635,161
      Capital shares redeemed .........................       1,552,085
      Affiliates ......................................       1,215,390
   Deferred tax .......................................          42,594
   Accrued expenses and other liabilities .............         135,374
                                                          -------------
         Total liabilities ............................       4,580,604
                                                          -------------
            Net assets, at value ......................   $ 616,698,873
                                                          -------------
Net assets consist of:
   Paid-in capital ....................................   $ 831,593,004
   Undistributed net investment income ................       3,971,975
   Net unrealized appreciation (depreciation) .........      41,710,899
   Accumulated net realized gain (loss) ...............    (260,577,005)
                                                          -------------
            Net assets, at value ......................   $ 616,698,873
                                                          -------------


   The accompanying notes are an integral part of these financial statements.


                             18 | Semiannual Report

Templeton Global Investment Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
September 30, 2009 (unaudited)

                                                                                      TEMPLETON
                                                                                      BRIC FUND
                                                                                    ------------
CLASS A:
   Net assets, at value .........................................................   $459,531,662
                                                                                    ------------
   Shares outstanding ...........................................................     38,288,555
                                                                                    ------------
   Net asset value per share(a) .................................................   $      12.00
                                                                                    ------------
   Maximum offering price per share (net asset value per share / 94.25%) ........   $      12.73
                                                                                    ------------
CLASS C:
   Net assets, at value .........................................................   $146,814,593
                                                                                    ------------
   Shares outstanding ...........................................................     12,337,243
                                                                                    ------------
   Net asset value and maximum offering price per share(a) ......................   $      11.90
                                                                                    ------------
ADVISOR CLASS:
   Net assets, at value .........................................................   $ 10,352,618
                                                                                    ------------
   Shares outstanding ...........................................................        863,518
                                                                                    ------------
   Net asset value and maximum offering price per share .........................   $      11.99
                                                                                    ------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 19

Templeton Global Investment Trust

STATEMENT OF OPERATIONS
for the six months ended September 30, 2009 (unaudited)

                                                                                               TEMPLETON
                                                                                               BRIC FUND
                                                                                             ------------
Investment income:
   Dividends: (net of foreign taxes of $963,450)
      Unaffiliated issuers ...............................................................   $  7,976,756
      Sweep Money Fund (Note 7) ..........................................................            664
                                                                                             ------------
         Total investment income .........................................................      7,977,420
                                                                                             ------------
Expenses:
   Management fees (Note 3a) .............................................................      3,079,563
   Administrative fees (Note 3b) .........................................................        494,739
   Distribution fees: (Note 3c)
      Class A ............................................................................        542,246
      Class C ............................................................................        590,311
   Transfer agent fees (Note 3e) .........................................................        645,219
   Custodian fees (Note 4) ...............................................................         71,724
   Reports to shareholders ...............................................................         63,066
   Registration and filing fees ..........................................................         59,919
   Professional fees .....................................................................         13,092
   Trustees' fees and expenses ...........................................................         15,808
   Other .................................................................................         15,509
                                                                                             ------------
         Total expenses ..................................................................      5,591,196
         Expense reductions (Note 4) .....................................................           (107)
                                                                                             ------------
            Net expenses .................................................................      5,591,089
                                                                                             ------------
               Net investment income .....................................................      2,386,331
                                                                                             ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ........................................................................    (24,597,191)
      Foreign currency transactions ......................................................         16,011
                                                                                             ------------
            Net realized gain (loss) .....................................................    (24,581,180)
                                                                                             ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ........................................................................    246,506,167
      Translation of other assets and liabilities denominated in foreign currencies ......        141,874
   Change in deferred taxes on unrealized appreciation ...................................        (42,594)
                                                                                             ------------
            Net change in unrealized appreciation (depreciation) .........................    246,605,447
                                                                                             ------------
Net realized and unrealized gain (loss) ..................................................    222,024,267
                                                                                             ------------
Net increase (decrease) in net assets resulting from operations ..........................   $224,410,598
                                                                                             ------------


   The accompanying notes are an integral part of these financial statements.


                             20 | Semiannual Report

Templeton Global Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                TEMPLETON BRIC FUND
                                                                                        -----------------------------------
                                                                                         SIX MONTHS ENDED
                                                                                        SEPTEMBER 30, 2009     YEAR ENDED
                                                                                            (UNAUDITED)      MARCH 31, 2009
                                                                                        ------------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .........................................................      $  2,386,331      $   3,418,385
      Net realized gain (loss) from investments and foreign currency transactions ...       (24,581,180)      (224,028,874)
      Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign
         currencies and deferred taxes ..............................................       246,605,447       (235,896,325)
                                                                                           ------------      -------------
            Net increase (decrease) in net assets resulting from operations .........       224,410,598       (456,506,814)
                                                                                           ------------      -------------
   Distributions to shareholders from:
      Net investment income:
         Class A ....................................................................                --         (5,001,300)
         Class C ....................................................................                --           (830,478)
         Advisor Class ..............................................................                --            (31,897)
                                                                                           ------------      -------------
   Total distributions to shareholders ..............................................                --         (5,863,675)
                                                                                           ------------      -------------
   Capital share transactions: (Note 2)
         Class A ....................................................................        52,104,098        (57,396,250)
         Class C ....................................................................        16,782,669        (10,057,560)
         Advisor Class ..............................................................         7,180,833          4,092,682
                                                                                           ------------      -------------
   Total capital share transactions .................................................        76,067,600        (63,361,128)
                                                                                           ------------      -------------
            Net increase (decrease) in net assets ...................................       300,478,198       (525,731,617)
Net assets:
   Beginning of period ..............................................................       316,220,675        841,952,292
                                                                                           ------------      -------------
   End of period ....................................................................      $616,698,873      $ 316,220,675
                                                                                           ------------      -------------
Undistributed net investment income included in net assets:
   End of period ....................................................................      $  3,971,975      $   1,585,644
                                                                                           ------------      -------------

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 21

Templeton Global Investment Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

TEMPLETON BRIC FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of four separate funds. The Templeton BRIC Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers three classes of shares: Class A, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of


                             22 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON BRIC FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A DELAYED DELIVERY BASIS

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.


                             Semiannual Report | 23

Templeton Global Investment Trust

TEMPLETON BRIC FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the two open tax years and as of September 30, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.


                             24 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON BRIC FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At September 30, 2009, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                            SIX MONTHS ENDED
                                                           SEPTEMBER 30, 2009               YEAR ENDED
                                                              (UNAUDITED)                MARCH 31, 2009(a)
                                                       -------------------------   ---------------------------
                                                         SHARES        AMOUNT         SHARES         AMOUNT
                                                       ----------   ------------   -----------   -------------
CLASS A SHARES:
   Shares sold .....................................   11,461,691   $117,927,073    15,118,611   $ 198,374,063
   Shares issued in reinvestment of distributions ..           --             --       618,440       4,506,996
   Shares redeemed .................................   (6,393,598)   (65,822,975)  (24,414,989)   (260,277,309)
                                                       ----------   ------------   -----------   -------------
   Net increase (decrease) .........................    5,068,093   $ 52,104,098    (8,677,938)  $ (57,396,250)
                                                       ==========   ============   ===========   =============
CLASS C SHARES:
   Shares sold .....................................    2,801,686   $ 28,937,892     3,682,172   $  50,404,731
   Shares issued in reinvestment of distributions ..           --             --        94,966         691,215
   Shares redeemed .................................   (1,187,026)   (12,155,223)   (5,913,377)    (61,153,506)
                                                       ----------   ------------   -----------   -------------
   Net increase (decrease) .........................    1,614,660   $ 16,782,669    (2,136,239)  $ (10,057,560)
                                                       ==========   ============   ===========   =============
ADVISOR CLASS SHARES:
   Shares sold .....................................      744,179   $  8,080,406       787,687   $   8,429,572
   Shares issued in reinvestment of distributions ..           --             --         3,014          21,911
   Shares redeemed .................................      (82,834)      (899,573)     (588,528)     (4,358,801)
                                                       ----------   ------------   -----------   -------------
   Net increase (decrease) .........................      661,345   $  7,180,833       202,173   $   4,092,682
                                                       ==========   ============   ===========   =============

(a) For the period August 1, 2008 (effective date) to March 31, 2009 for Advisor Class.


                             Semiannual Report | 25

Templeton Global Investment Trust

TEMPLETON BRIC FUND

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      -----------
Templeton Asset Management Ltd. (TAML)                          Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
1.250%                Up to and including $1 billion
1.200%                Over $1 billion, up to and including $5 billion
1.150%                Over $5 billion, up to and including $10 billion
1.100%                Over $10 billion, up to and including $15 billion
1.050%                Over $15 billion, up to and including $20 billion
1.000%                In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.


                             26 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON BRIC FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ...............................................................    0.35%
Class C ...............................................................    1.00%

Effective February 1, 2009, the Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to unaffiliated
   broker/dealers ...................................................   $226,638
Contingent deferred sales charges retained ..........................   $ 26,103

E. TRANSFER AGENT FEES

For the period ended September 30, 2009, the Fund paid transfer agent fees of $645,219, of which $457,078 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended September 30, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At March 31, 2009, the Fund had tax basis capital losses of $97,152,977 expiring in 2017.


                             Semiannual Report | 27

Templeton Global Investment Trust

TEMPLETON BRIC FUND

5. INCOME TAXES (CONTINUED)

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At March 31, 2009, the Fund deferred realized capital losses of $138,310,285.

At September 30, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments .........................   $569,047,753
                                                ------------
Unrealized appreciation .....................   $108,809,320
Unrealized depreciation .....................    (68,605,112)
                                                ------------
Net unrealized appreciation (depreciation) ..   $ 40,204,208
                                                ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, nonde-ductible excise tax expense, foreign capital gains tax, and corporate actions adjustments.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, foreign capital gains tax, and corporate actions adjustments.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended September 30, 2009, aggregated $159,888,029 and $77,206,533, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                             28 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON BRIC FUND

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. At September 30, 2009, the Fund had 34.2%, 15.7%, 32.9%, and 14.3% of its net assets invested in Brazil, Russia, the China Region (including China, Hong Kong, and Taiwan), and India, respectively.

9. CREDIT FACILITY

Effective January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Fund incurred commitment fees of $136 of its pro rata portion of the Global Credit Facility, which is reflected in Other expenses on the Statement of Operations. During the period ended September 30, 2009, the Fund did not utilize the Global Credit Facility.

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.


                             Semiannual Report | 29

Templeton Global Investment Trust

TEMPLETON BRIC FUND

10. FAIR VALUE MEASUREMENTS (CONTINUED)

The following is a summary of the inputs used as of September 30, 2009, in valuing the Fund's assets carried at fair value:

                                                 LEVEL 1       LEVEL 2    LEVEL 3       TOTAL
                                              ------------   ----------   -------   ------------
ASSETS:
   Investments in Securities
      Equity Investments:(a)
         Russia ...........................   $ 93,796,688   $2,978,002     $--     $ 96,774,690
         All Other Equity Investments(b) ..    510,939,890           --      --      510,939,890
   Short Term Investments .................      1,537,381           --      --        1,537,381
                                              ------------   ----------     ---     ------------
         Total Investments in Securities ..   $606,273,959   $2,978,002     $--     $609,251,961
                                              ============   ==========     ===     ============

(a)  Includes common and preferred stock as well as other equity investments.

(b) For detailed industry descriptions, see the accompanying Statement of Investments.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through November 17, 2009, the issuance date of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

SELECTED PORTFOLIO

ADR - American Depository Receipt
BDR - Brazilian Depository Receipt
GDR - Global Depository Receipt


                             30 | Semiannual Report

Templeton Global Investment Trust

SHAREHOLDER INFORMATION

TEMPLETON BRIC FUND

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             Semiannual Report | 31

                      This page intentionally left blank.

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds
Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)
NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTEMNTS(R) LOGO)

One Franklin Parkway
San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com and click "My Profile"

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
TEMPLETON BRIC FUND

INVESTMENT MANAGER
Templeton Asset Management Ltd.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

405 S2009 11/09


SEPTEMBER 30, 2009

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

A series of Templeton Global Investment Trust

SIGN UP FOR EDELIVERY

Log onto franklintempleton.com and click "My Profile"

(GRAPHIC)

                                                                          HYBRID

                              Templeton Income Fund

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

(GRAPHIC)

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1
SEMIANNUAL REPORT
Templeton Income Fund .....................................................    3
Performance Summary .......................................................   13
Your Fund's Expenses ......................................................   16
Financial Highlights and Statement of Investments .........................   18
Financial Statements ......................................................   45
Notes to Financial Statements .............................................   49
Shareholder Information ...................................................   64

Shareholder Letter

Dear Shareholder:

During the six months ended September 30, 2009, global economies began to show signs of recovering following a significant slowdown that began in 2008 with the U.S. subprime mortgage and credit crises. Coordinated efforts by many governments to address spreading liquidity and credit problems seemed to be taking effect. Investor optimism reflected the improved outlook, and global markets rallied beginning in mid-March. However, uncertainties remained, particularly with continued weakness in job markets worldwide as well as with the housing and financial sectors. Many analysts were also concerned about the continued decline of the U.S. dollar. Amid recent events, we think it is important to put short-term market developments in perspective. We have navigated through past periods of high market volatility by remaining committed to our long-term perspective and disciplined investment philosophy. During such times, we search for bargains that may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us reason to be optimistic about future market stabilization and recovery.

Templeton Income Fund's semiannual report goes into greater detail about prevailing conditions during the period under review. In addition, the portfolio managers discuss investment management decisions and Fund performance for the period. You will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      Not part of the semiannual report | 1

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 50 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate current market conditions.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Gary P. Motyl

Gary P. Motyl, CFA
President and Chief Executive Officer - Investment Management
Templeton Global Investment Trust

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF SEPTEMBER 30, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                      2 | Not part of the semiannual report

Semiannual Report

Templeton Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Income Fund seeks to generate current income while maintaining prospects for capital appreciation. Under normal market conditions, the Fund will invest in a diversified portfolio of debt and equity securities worldwide. The Fund's equity component will generally be composed of stocks that offer or could offer attractive dividend yields. The Fund's global fixed income component will primarily consist of developed and developing country government and agency bonds and investment-grade and below investment-grade corporate debt securities.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

ASSET ALLOCATION
Based on Total Net Assets as of 9/30/09

                                   (PIE CHART)

Equity .................................................................   50.5%
Fixed Income ...........................................................   42.1%
Short-Term Investments & Other Net Assets ..............................    7.4%

This semiannual report for Templeton Income Fund covers the fiscal year ended September 30, 2009.

PERFORMANCE OVERVIEW

Templeton Income Fund - Class A delivered a +27.87% cumulative total return for the six months ended September 30, 2009. The Fund performed comparably to its benchmark, an equally weighted combination of the Morgan Stanley Capital International (MSCI) All Country (AC) World Index and the Barclays Capital (BC) Multiverse Index, which posted a +27.74% cumulative total

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 22.


                              Semiannual Report | 3

WHAT IS A CURRENT ACCOUNT?

A current account is that part of the balance of payments where all of one country's international transactions in goods and services are recorded.

WHAT IS BALANCE OF PAYMENTS?

Balance of payments is a record of all of a country's exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

return for the same period.(1) You can find more of the Fund's performance data in the Performance Summary beginning on page 13.

ECONOMIC AND MARKET OVERVIEW

Signs of improvement in the global economy and resurgent investor risk appetite buoyed financial markets during the six months under review. As the reporting period drew to a close, an uptick in major corporate merger and acquisition activity was breathing new life into a rally that had quickly raised valuations from multi-year lows. The aggressive corporate cost-cutting and fiscal discipline that solidified balance sheets and made such deal-making possible was also at the heart of some of the recent profit surprises that supported the market. Bond and currency markets participated in this rally as credit spreads compressed and most currencies strengthened against the U.S. dollar. Meanwhile, the restocking of significantly drawn-down inventories lifted manufacturing and production, assisting economies worldwide. In the third quarter of 2009, despite ongoing job market weakness, U.S. gross domestic product growth was positive, reflecting a rise in consumer spending largely due to government stimulus programs.

The eurozone economy stabilized during the period, though it remained quite weak. Monetary easing continued as the European Central Bank lowered rates 50 basis points (0.5%) to 1.0%. Job losses in the eurozone continued, although at a slower pace than in the U.S. as automatic stabilizers and more rigid labor markets prevented the unemployment rate from rising further. Outside the eurozone, central and eastern Europe had been one of the regions most damaged by the financial crisis as it exposed those countries' external imbalances characterized by large foreign borrowing to finance substantial current account deficits. These economies, too, began to show signs of stabilization as access to capital markets improved and fears of capital flight dissipated enabling some monetary authorities, including those in Hungary and Russia, to lower interest rates they had initially raised to support their currencies. Several countries including Ukraine, Hungary and Latvia sought help from the International

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI AC World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets. The BC Multiverse Index provides a broad-based measure of the global fixed income bond market. The index represents the union of the Global Aggregate Index and the Global High Yield Index. The Fund's benchmark is currently weighted 50% for the MSCI AC World Index and 50% for the BC Multiverse Index and is rebalanced annually. For the six months ended 9/30/09, the MSCI AC World Index had a +44.58% total return and the BC Multiverse Index had a +12.21% total return. The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.


                              4 | Semiannual Report

Monetary Fund (IMF). Even Poland, which was in a comparatively strong position relative to its regional peers, took advantage of the IMF's new, prequalified loan facility, though it did not draw on these resources.

In Asia, growth differed significantly between large economies with higher shares of domestic demand and small economies more dependent on exports. The large economies, particularly China, India and Indonesia, were more resistant to the global recession as aggressive fiscal and monetary responses outweighed declining exports. Within these three countries, domestic demand was resilient and accounts for a bigger share of their economies. In contrast, the smaller economies suffered quick, severe downturns as their reliance on demand for exports made them very vulnerable to the global downturn. Exemplifying this dependence, production dropped more than export demand, allowing inventories to fall to levels more in line with reduced global consumption. However, even many of these very badly affected economies showed signs of improvement toward period-end. On the other hand, the Japanese economy was the weakest among the large, developed economies. Gross domestic product (GDP) contracted 7.2% year-over-year during the second quarter due to subdued consumption, weak external demand and lackluster government spending.(2) Japan's trade balance worsened as the global recession and difficulties in obtaining credit negatively impacted machinery exports, an important sector for Japan's economy.

Interest rates remained exceptionally low around the world and global government stimulus efforts were ongoing. The aggressive government responses led to a reflation of asset values, though the degree to which intervention impacted the health of the real economy was debatable. The U.S. government provided roughly $16 trillion in corporate bailouts and loan guarantees.(3) In China, meanwhile, money supply growth reached its highest level in at least five years and fourth quarter stimulus spending was forecast to be more than that of the second and third quarters combined. The U.S. government's largesse was partly responsible for the dollar's depreciation during the period as fear escalated that quantitative easing, which increased the money supply to promote liquidity and lending, would debase the currency. The Japanese yen strengthened markedly as the new government sought to end the country's dependence on exports and suggested it might not intervene to stop the yen's rise. The euro rose to a nine-month high against the dollar as data showed the region's recession was

(2.) Source: Economic & Social Research Institute.

(3.) Source: Federal Reserve H10 Report.


                              Semiannual Report | 5

                                   (BAR CHART)

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 9/30/09

U.S.                                        28.2%
U.K.                                         8.2%
Brazil                                       5.9%
South Korea                                  5.3%
Germany                                      5.1%
France                                       4.9%
Australia                                    3.7%
Switzerland                                  3.2%
Mexico                                       3.1%
Indonesia                                    2.8%
Hong Kong                                    2.7%
Taiwan                                       2.1%
Other                                       17.4%
Short-Term Investments & Other Net Assets    7.4%

abating, increasing demand for European assets. Commodities rallied during the period as the demand outlook in emerging markets improved and the dollar continued to decline.

INVESTMENT STRATEGY

We search for undervalued or out-of-favor debt and equity securities and for equity securities offering current income. When searching for debt securities, we perform an independent analysis of the securities being considered for the Fund's portfolio, rather than relying principally on their ratings assigned by rating agencies. Among factors we consider are a company's experience and managerial strength; responsiveness to changes in interest rates and business conditions; debt maturity schedules and borrowing requirements; a company's changing financial condition and market recognition of the change; and a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects. We may hedge currencies for fixed income securities, depending on valuations.

When searching for equity securities, we use a bottom-up, value-oriented, long-term approach, focusing on the market price of a security relative to our evaluation of the company's long-term earnings, asset value and cash flow potential, as reflected by various metrics, including the company's price/earnings ratio, price/cash flow ratio, price/book value and discounted cash flow. Because this is a global fund, we analyze global economic trends to identify global macro trends (for example, regions with strong economic growth), and evaluate market inefficiencies to identify investment opportunities stemming from market mispricings.

MANAGER'S DISCUSSION

EQUITY

Global equities delivered their best six-month return in at least four decades, and investment-grade corporate bonds capped their best 12-month return in more than five years as some of the world's biggest economies showed signs


                              6 | Semiannual Report
of stabilization and some recovery. The rally was largely propelled by an adjustment in investor expectations. After the global financial crisis took its toll on investor confidence in 2008, significantly lower expectations for economic growth and corporate profitability became embedded in the consensus outlook. As it became increasingly apparent that governments' aggressive monetary and fiscal interventions in recent quarters did indeed avert a systemic meltdown, investors progressively revised their expectations upward. Stocks and bonds rose in tandem, an unusual situation that highlighted the dramatic transition from indiscriminate investor pessimism to indiscriminate investor optimism during the period. Over the course of the reporting period, as equity volatility returned to more normal levels, we reduced our fixed income allocation and increased our equity allocation to take advantage of the relative valuation discrepancy between the two asset classes and to further leverage the portfolio into an economic recovery cycle. The Fund's asset allocation at period-end, as a percentage of total net assets, was 50.5% equity and 49.5% fixed income and short-term investments and other net assets (cash), compared with 33.2% equity and 66.8% fixed income and cash at the beginning of the period.

At the end of first quarter 2009, prices reflected bleak outlooks for many of the market's lower quality companies, but once government programs supported banks, it became apparent there would be no systemic failure due to funding shortfalls. The bolstering of the financial system, and aggressive monetary policy, which pushed interest rates to very low levels, became the guarantee of the corporate funding system in general, and low-quality companies whose share prices discounted possible bankruptcy experienced favorable re-ratings. This led to one of the hallmarks of the recovery rally during the period, the leadership of companies that were highly leveraged, either operationally or financially. For instance, economically sensitive emerging markets stocks nearly doubled from their lows, and risky high yield bonds posted their best six-month returns in at least two decades. Although companies we hold in the Fund are, because of their cash flow and dividend characteristics, generally considered higher quality, the Fund's equity holdings not only participated in the rally, but outperformed the MSCI AC World Index's +44.58% return during the period under review, though one cannot expect the same result in future periods.(1)


                              Semiannual Report | 7

TOP 5 EQUITY HOLDINGS
9/30/09

COMPANY                                            % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                           NET ASSETS
------------------------                           ----------
Siemens AG                                            1.6%
   INDUSTRIAL CONGLOMERATES, GERMANY
Vodafone Group PLC                                    1.5%
   WIRELESS TELECOMMUNICATION SERVICES, U.K.
Compal Electronics Inc.                               1.4%
   COMPUTERS & PERIPHERALS, TAIWAN
Telefonica SA                                         1.3%
   DIVERSIFIED TELECOMMUNICATION SERVICES, SPAIN
Vivendi SA                                            1.3%
   MEDIA, FRANCE

All investment sectors and geographic regions in the Fund's equity portfolio posted double-digit gains during the six-month period. In absolute terms, the economically sensitive financials, materials and industrials sectors led returns.(4) The Fund's financials holdings, in particular, delivered stellar performance, nearly doubling on average from very depressed levels. Three of the Fund's top five contributors were financials, led by Unicredito Italiano, Italy's largest bank, which beat earnings estimates during the period and issued a well-received equity rights offering. Nonetheless, we remained cautious with regard to banks as valuations have rebounded quickly in spite of rising commercial defaults, sustained tight lending markets and tempered prospects for significant earnings recoveries. Industrials stocks also delivered robust returns after several quarters of underperformance as improving global manufacturing and production data buoyed the economically sensitive sector. Siemens, Europe's largest engineering firm and a sizable Fund position, was one of the best performers. The market seemed to begin to credit the company for characteristics we have long felt were not priced into the stock, including large cost cutting and better allocation of assets. Siemens also has a powerful infrastructure and power generation business that could benefit from government spending programs in developed and emerging markets. In general, European equities were the Fund's best contributors to performance, and we remained largely overweighted in the region due to the prevalence of stocks with what we considered low valuations, globally diversified revenue streams and strong balance sheets we believe can fuel sustained growth and returns, including solid dividends.

The Fund's more defensive holdings generally lagged the broader market as investors sought to add more risk to their portfolios in a rising equity environment. The one exception was the consumer staples sector, where our holdings in dominant food retailers with emerging market exposure gained more than 50% on average and outperformed the equity benchmark.(5) We remained underweighted in the sector because we have not found the principal components of the sector -- branded food and consumer products manufacturers -- compelling investments. In our opinion, many consumer staples companies'

(4.) The financials sector comprises capital markets, commercial banks, consumer finance, diversified financial services, insurance, real estate investment trusts, and real estate management and development in the SOI. The materials sector comprises chemicals, construction materials, containers and packaging, metals and mining, and paper and forest products in the SOI. The industrials sector comprises aerospace and defense, air freight and logistics, airlines, commercial services and supplies, construction and engineering, electrical equipment, industrial conglomerates, machinery, professional services, and trading companies and distributors in the SOI.

(5.) The consumer staples sector comprises beverages, food and staples retailing, food products and tobacco in the SOI.


                              8 | Semiannual Report
valuations did not seem to reflect sustained structural headwinds from rising input prices and increasing market share gains by retailers' private label brands. On the other hand, we continued to find promising opportunities in the telecommunication services and health care sectors despite the fact that our overweighted exposures to these defensive sectors detracted from relative performance during the period.(6) We liked, and continue to like, certain telecommunications stocks for their high free cash flow yields, low valuations, historic resilience in deflationary environments, relatively low elasticity of demand and broad geographic revenue diversification. Furthermore, at period-end global telecommunication stocks offered greater than 5% dividend yields on average, an attractive prospect for income-oriented equity investors.(7) Meanwhile, global health care stocks traded near their lowest valuations in 15 years. Despite well-known near-term challenges, including patent expirations and political interference, we believed the aging global population, the demand growth potential from the underserved developing world, and ample company cost-cutting opportunities presented attractive long-term opportunities, particularly given the recent low valuations.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended September 30, 2009, the U.S. dollar declined in value relative to most currencies. As a result, the Fund's performance (equity portion) was positively affected by the portfolio's investment primarily in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

At period-end, we believe the current environment is an opportune time for income-oriented investors. Although the market's rally lowered dividend yields from the unusually high levels of early 2009, free cash flow on corporate balance sheets is very high. Free cash flow yields and dividend yields on global stocks still remain historically elevated. Furthermore, intense cost-cutting and capital raising have shored up corporate balance sheets, giving more companies the financial ability to maintain or increase their payouts.

(6.) The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI. The health care sector comprises health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI.

(7.) Source: MSCI Global via FactSet.


                              Semiannual Report | 9

WHAT IS DURATION?

Duration is a measure of a bond's price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

Although the past six months have, in fact, been marked by a market rally of generally more highly leveraged companies in more cyclical sectors, history instructs us that these types of rallies coming out of a financial crisis have been followed by periods when investors reverted to fundamentals. Throughout the period, we continued to find cash-generative, dividend-paying stocks across most sectors and geographic regions, while the Fund's holdings participated nicely in the cyclical rally. However, we believe more attention to fundamentals in the future could mean even better performance for the Fund's equity holdings, which we invested in based on more normalized economic assumptions. As experienced investment professionals debated about what shape the economic recovery will take and whether the market has run ahead of underlying economic fundamentals, we remain optimistic that the Fund, with its holdings in what we considered fiscally strong, highly free cash flow generative, dividend paying companies, is positioned to deliver returns to shareholders.

FIXED INCOME

The Fund continued to add duration exposure early in the period in countries where yields lagged the rally seen in developed government bond markets. Although deteriorating growth outlooks caused U.S. and eurozone treasuries to rally, delayed central bank interest rate cuts and investor risk aversion kept yields higher in developing country government bond markets, which created an opportunity for the Fund to benefit when monetary policies followed developed markets lower. Overall, the Fund's interest rate exposure was marginally positive for relative performance as the negative effect from being under-weighted in U.K. and eurozone bonds was outweighed by certain duration positioning. Among key interest rate positions that benefited performance, Indonesia and Brazil stood out as our positions benefited from central bank easing. The Fund also marginally benefited from its underweighted U.S. Treasury allocation as yields rose along with the better economic outlook. Toward period-end, the Fund reduced duration exposure in certain economies where yields fell to historically low levels.

The Fund's diversified currency exposure marginally detracted from relative performance despite contributing to absolute returns. The weak U.S. dollar led most currencies to appreciate during the period, and the Fund's performance was hindered by its underweighted exposures in the euro, yen, Singapore


                             10 | Semiannual Report
dollar and New Zealand dollar. We had net negative positions in the New Zealand and Singapore dollars because of what we viewed as expensive valuations relative to underlying fundamentals and as a hedge for the broader portfolio against another episode of risk aversion. U.S. dollar weakness was in part explained by the challenges the economy could likely face in financing the growing fiscal deficit, the weaker outlook for growth, and loose monetary policy. Although these challenges were shared by many developed economies, the market did not differentiate much as the dollar broadly weakened. The drag from these underweighted positions was partially offset by strong returns in currencies the Fund favored such as the Swedish krona, Indonesian rupiah, South Korean won, Polish zloty, Brazilian real and Mexican peso. These positions reflected a combination of distressed valuations and stronger growth prospects than what we believed would likely be seen in the developed world. For example, the Fund unhedged its local bond market exposure in Mexico as the peso fell to an all-time low against the dollar at the height of the financial crisis and fears surrounding corporate defaults. The peso's recovery to levels closer to those reflecting underlying fundamentals benefited Fund performance, as did the rally in the Indonesian rupiah where the growth outlook and interest rate differential benefited the currency relative to those of the developed world.

In addition to investing in global government bonds, as discussed above, the Fund also invested in the credit sector. As an asset class, these investments may compensate for greater credit risk by offering higher yields relative to U.S. and European benchmark treasury yields. Relative to the BC Multiverse Index, the Fund's overall credit positioning helped relative performance. Specifically, the Fund benefited from its overweighted emerging market sovereign credit position and overweighted corporate credit position, which included investment-grade and high yield bonds with U.S. and international exposure. The Fund's lack of exposure to securitized credit marginally detracted, but municipal bond exposure contributed. The improved economic outlook supported our credit exposure, as did a thawing of credit markets as governments and corporations were once again able to raise funds and roll over maturing debt by issuing bonds in the international capital market.

TOP 5 BOND HOLDINGS
9/30/09

                                    % OF TOTAL
ISSUER                              NET ASSETS
------                              ----------
Korea Treasury Bond                    4.7%
Nota Do Tesouro Nacional (Brazil)      4.3%
Government of Mexico                   3.1%
Government of Indonesia                2.8%
Government of Poland                   1.5%


                             Semiannual Report | 11

Thank you for your continued participation in Templeton Income Fund. We look forward to serving your future investment needs.


(PHOTO OF LISA F. MYERS)


/s/ Lisa F. Myers

Lisa F. Myers, J.D., CFA


(PHOTO OF MICHAEL HASENSTAB)


/s/ Michael Hasenstab

Michael Hasenstab, Ph.D.

Cindy L. Sweeting, CFA
Christopher J. Molumphy, CFA

Portfolio Management Team
Templeton Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             12 | Semiannual Report

Performance Summary as of 9/30/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: TINCX)                    CHANGE   9/30/09   3/31/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.52    $2.53     $2.01
DISTRIBUTIONS (4/1/09-9/30/09)
Dividend Income                  $0.0374

CLASS C (SYMBOL: TCINX)                    CHANGE   9/30/09   3/31/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.52    $2.53     $2.01
DISTRIBUTIONS (4/1/09-9/30/09)
Dividend Income                  $0.0330

CLASS R (SYMBOL: N/A)                      CHANGE   9/30/09   3/31/09
---------------------                      ------   -------   -------
Net Asset Value (NAV)                      +$0.53    $2.54     $2.01
DISTRIBUTIONS (4/1/09-9/30/09)
Dividend Income                  $0.0351

ADVISOR CLASS (SYMBOL: TZINX)              CHANGE   9/30/09   3/31/09
-----------------------------              ------   -------   -------
Net Asset Value (NAV)                      +$0.52    $2.54     $2.02
DISTRIBUTIONS (4/1/09-9/30/09)
Dividend Income                  $0.0401


                             Semiannual Report | 13

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                 6-MONTH          1-YEAR     3-YEAR   INCEPTION (7/1/05)
-------                                 -------          -------   -------   ------------------
Cumulative Total Return(2)               +27.87%          +12.00%   +11.23%        +28.91%
Average Annual Total Return(3)           +22.39%           +7.26%    +2.16%         +5.09%
Value of $10,000 Investment(4)          $12,239          $10,726   $10,661        $12,348
   Distribution Rate(5)                           2.97%
   30-Day Standardized Yield(6)                   3.68%
   Total Annual Operating Expenses(7)
      Without Waiver                              1.30%
      With Waiver                                 1.21%

CLASS C                                 6-MONTH          1-YEAR     3-YEAR   INCEPTION (7/1/05)
-------                                 -------          -------   -------   ------------------
Cumulative Total Return(2)               +27.64%          +11.56%    +9.99%        +27.03%
Average Annual Total Return(3)           +26.64%          +10.56%    +3.23%         +5.79%
Value of $10,000 Investment(4)          $12,664          $11,056   $10,999        $12,703
   Distribution Rate(5)                           2.74%
   30-Day Standardized Yield(6)                   3.44%
   Total Annual Operating Expenses(7)
      Without Waiver                              1.68%
      With Waiver                                 1.59%

CLASS R                                 6-MONTH          1-YEAR     3-YEAR   INCEPTION (7/1/05)
-------                                 -------          -------   -------   ------------------
Cumulative Total Return(2)               +28.25%          +11.75%   +10.80%        +28.01%
Average Annual Total Return(3)           +28.25%          +11.75%    +3.48%         +5.98%
Value of $10,000 Investment(4)          $12,825          $11,175   $11,080        $12,801
   Distribution Rate(5)                           2.91%
   30-Day Standardized Yield(6)                   3.59%
   Total Annual Operating Expenses(7)
      Without Waiver                              1.55%
      With Waiver                                 1.46%

ADVISOR CLASS                           6-MONTH          1-YEAR     3-YEAR   INCEPTION (7/1/05)
-------------                           -------          -------   -------   ------------------
Cumulative Total Return(2)               +27.88%          +12.27%   +12.03%        +30.61%
Average Annual Total Return(3)           +27.88%          +12.27%    +3.86%         +6.49%
Value of $10,000 Investment(4)          $12,788          $11,227   $11,203        $13,061
   Distribution Rate(5)                           3.31%
   30-Day Standardized Yield(6)                   4.09%
   Total Annual Operating Expenses(7)
      Without Waiver                              1.05%
      With Waiver                                 0.96%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (i.e., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES, AND OTHER EXPENSES, BUT EXCLUDING RULE 12B-1 FEES AND ACQUIRED FUND FEES AND EXPENSES) FOR EACH CLASS OF THE FUND DO NOT EXCEED 0.95% (OTHER THAN CERTAIN NONROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 7/31/10.


                             14 | Semiannual Report

ENDNOTES

THE RISKS OF INVESTING IN FOREIGN DEBT AND EQUITY SECURITIES INCLUDE CURRENCY FLUCTUATIONS AND POLITICAL AND ECONOMIC UNCERTAINTY. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S USE OF DERIVATIVES AND FOREIGN CURRENCY TECHNIQUES INVOLVES SPECIAL RISKS AS IT MAY NOT ACHIEVE THE ANTICIPATED BENEFITS AND/OR MAY REALIZE LOSSES TO THE FUND. THE RISKS ASSOCIATED WITH HIGHER YIELDING, LOWER RATED DEBT SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. INTEREST RATE MOVEMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE OVER THE SHORT TERM AS A RESULT OF FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not waived fees, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 3.66%, 3.43%, 3.56% and 4.06% for Classes A, C, R and Advisor, respectively.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) Distribution rate is based on an annualization of the respective class's most recent quarterly dividend and the maximum offering price (NAV for Classes C, R and Advisor) per share on 9/30/09.

(6.) The 30-day standardized yield for the 30 days ended 9/30/09 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             Semiannual Report | 15

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600/$1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             16 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 4/1/09     VALUE 9/30/09    PERIOD* 4/1/09-9/30/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,278.70              $6.85
Hypothetical (5% return before expenses)         $1,000           $1,019.05              $6.07
CLASS C
Actual                                           $1,000           $1,276.40              $9.13
Hypothetical (5% return before expenses)         $1,000           $1,017.05              $8.09
CLASS R
Actual                                           $1,000           $1,282.50              $8.30
Hypothetical (5% return before expenses)         $1,000           $1,017.80              $7.33
ADVISOR CLASS
Actual                                           $1,000           $1,278.80              $5.43
Hypothetical (5% return before expenses)         $1,000           $1,020.31              $4.81

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.20%; C: 1.60%; R:
     1.45%; and Advisor: 0.95%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.


                             Semiannual Report | 17

Templeton Global Investment Trust

FINANCIAL HIGHLIGHTS

TEMPLETON INCOME FUND

                                                                SIX MONTHS ENDED                  YEAR ENDED MARCH 31,
                                                               SEPTEMBER 30, 2009   -------------------------------------------
                                                                  (UNAUDITED)         2009        2008        2007      2006(a)
                                                               ------------------   --------    --------    --------    -------
CLASS A
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................        $   2.01        $   2.87    $   3.02    $   2.67    $  2.50
                                                                    --------        --------    --------    --------    -------
Income from investment operations(b):
   Net investment income(c) ................................            0.06            0.13        0.12        0.10       0.07
   Net realized and unrealized gains (losses) ..............            0.50           (0.75)      (0.09)       0.36       0.15
                                                                    --------        --------    --------    --------    -------
Total from investment operations ...........................            0.56           (0.62)       0.03        0.46       0.22
                                                                    --------        --------    --------    --------    -------
Less distributions from:
   Net investment income and net foreign currency gains ....           (0.04)          (0.24)      (0.16)      (0.10)     (0.05)
   Net realized gains ......................................              --              --       (0.02)      (0.01)        --(d)
                                                                    --------        --------    --------    --------    -------
Total distributions ........................................           (0.04)          (0.24)      (0.18)      (0.11)     (0.05)
                                                                    --------        --------    --------    --------    -------
Redemption fees(e) .........................................              --              --(f)       --(f)       --(f)      --(f)
                                                                    --------        --------    --------    --------    -------
Net asset value, end of period .............................        $   2.53        $   2.01    $   2.87    $   3.02    $  2.67
                                                                    ========        ========    ========    ========    =======
Total return(g) ............................................           27.87%         (22.00)%      0.69%      17.65%      9.10%
RATIOS TO AVERAGE NET ASSETS(h)
Expenses before waiver and payments by affiliates(i) .......            1.23%           1.28%       1.23%       1.35%      1.51%
Expenses net of waiver and payments by affiliates(i) .......            1.20%           1.20%       1.20%       1.20%      1.20%
Net investment income ......................................            4.82%           5.41%       3.86%       3.61%      3.76%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........................        $565,389        $415,436    $612,330    $330,576    $83,674
Portfolio turnover rate ....................................           19.52%          38.14%      22.89%      21.22%      5.84%

(a)  For the period July 1, 2005 (commencement of operations) to March 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  The Fund made a capital gain distribution of $(0.0012).

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f)  Amount rounds to less than $0.01 per share.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             18 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

                                                                SIX MONTHS ENDED                 YEAR ENDED MARCH 31,
                                                               SEPTEMBER 30, 2009   -------------------------------------------
                                                                   (UNAUDITED)        2009        2008        2007      2006(a)
                                                               ------------------   --------    --------    --------    -------
CLASS C
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................       $   2.01         $   2.87    $   3.02    $   2.67    $  2.50
                                                                   --------         --------    --------    --------    -------
Income from investment operations(b):
   Net investment income(c) ................................           0.05             0.12        0.11        0.09       0.06
   Net realized and unrealized gains (losses) ..............           0.50            (0.75)      (0.10)       0.36       0.16
                                                                   --------         --------    --------    --------    -------
Total from investment operations ...........................           0.55            (0.63)       0.01        0.45       0.22
                                                                   --------         --------    --------    --------    -------
Less distributions from:
   Net investment income and net foreign currency gains ....          (0.03)           (0.23)      (0.14)      (0.09)     (0.05)
   Net realized gains ......................................             --               --       (0.02)      (0.01)        --(d)
                                                                   --------         --------    --------    --------    -------
Total distributions .........................................         (0.03)           (0.23)      (0.16)      (0.10)     (0.05)
                                                                   --------         --------    --------    --------    -------
Redemption fees(e) .........................................             --               --(f)       --(f)       --(f)      --(f)
                                                                   --------         --------    --------    --------    -------
Net asset value, end of period .............................       $   2.53         $   2.01    $   2.87    $   3.02    $  2.67
                                                                   ========         ========    ========    ========    =======
Total return(g) ............................................          27.64%          (22.31)%      0.33%      17.26%      8.89%

RATIOS TO AVERAGE NET ASSETS(h)
Expenses before waiver and payments by affiliates(i) .......           1.63%            1.66%       1.63%       1.75%      1.91%
Expenses net of waiver and payments by affiliates(i) .......           1.60%            1.58%       1.60%       1.60%      1.60%
Net investment income ......................................           4.42%            5.03%       3.46%       3.21%      3.36%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........................       $343,622         $257,627    $384,075    $216,391    $42,794
Portfolio turnover rate ....................................          19.52%           38.14%      22.89%      21.22%      5.84%

(a)  For the period July 1, 2005 (commencement of operations) to March 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  The Fund made a capital gain distribution of $(0.0012).

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f)  Amount rounds to less than $0.01 per share.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 19

Templeton Global Investment Trust

TEMPLETON INCOME FUND

                                                                SIX MONTHS ENDED                YEAR ENDED MARCH 31,
                                                               SEPTEMBER 30, 2009   -------------------------------------------
                                                                   (UNAUDITED)        2009        2008        2007      2006(a)
                                                               ------------------   --------    --------    --------    -------
CLASS R
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................         $ 2.01         $  2.88      $ 3.02      $ 2.67     $ 2.50
                                                                     ------         -------      ------      ------     ------
Income from investment operations(b):
   Net investment income(c) ................................           0.05            0.13        0.11        0.10       0.06
   Net realized and unrealized gains (losses) ..............           0.52           (0.77)      (0.08)       0.35       0.16
                                                                     ------         -------      ------      ------     ------
Total from investment operations ...........................           0.57           (0.64)       0.03        0.45       0.22
                                                                     ------         -------      ------      ------     ------
Less distributions from:
   Net investment income and net foreign currency gains ....          (0.04)          (0.23)      (0.15)      (0.09)     (0.05)
   Net realized gains ......................................             --              --       (0.02)      (0.01)        --(d)
                                                                     ------         -------      ------      ------     ------
Total distributions .........................................         (0.04)          (0.23)      (0.17)      (0.10)     (0.05)
                                                                     ------         -------      ------      ------     ------
Redemption fees(e) .........................................             --              --(f)       --(f)       --(f)      --(f)
                                                                     ------         -------      ------      ------     ------
Net asset value, end of period .............................         $ 2.54         $  2.01      $ 2.88      $ 3.02     $ 2.67
                                                                     ======         =======      ======      ======     ======
Total return(g) ............................................          28.25%         (22.46)%      0.82%      17.22%      8.92%

RATIOS TO AVERAGE NET ASSETS(h)
Expenses before waiver and payments by affiliates(i) .......           1.48%           1.53%       1.48%       1.60%      1.76%
Expenses net of waiver and payments by affiliates(i) .......           1.45%           1.45%       1.45%       1.45%      1.45%
Net investment income ......................................           4.57%           5.16%       3.61%       3.36%      3.51%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........................         $1,853         $ 1,070      $1,325      $  425     $  395
Portfolio turnover rate ....................................          19.52%          38.14%      22.89%      21.22%      5.84%

(a)  For the period July 1, 2005 (commencement of operations) to March 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  The Fund made a capital gain distribution of $(0.0012).

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f)  Amount rounds to less than $0.01 per share.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             20 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

                                                                SIX MONTHS ENDED               YEAR ENDED MARCH 31,
                                                               SEPTEMBER 30, 2009   ---------------------------------------
                                                                  (UNAUDITED)         2009       2008      2007     2006(a)
                                                               ------------------   -------    -------    ------    -------
ADVISOR CLASS
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........................        $  2.02        $  2.88    $  3.03    $ 2.67    $ 2.50
                                                                     -------        -------    -------    ------    ------
Income from investment operations(b):
   Net investment income(c) ................................            0.06           0.14       0.12      0.11      0.08
   Net realized and unrealized gains (losses) ..............            0.50          (0.76)     (0.09)     0.37      0.15
                                                                     -------        -------    -------    ------    ------
Total from investment operations ...........................            0.56          (0.62)      0.03      0.48      0.23
                                                                     -------        -------    -------    ------    ------
Less distributions from:
   Net investment income and net foreign currency gains ....           (0.04)         (0.24)     (0.16)    (0.11)    (0.06)
   Net realized gains ......................................              --             --      (0.02)    (0.01)       --(d)
                                                                     -------        -------    -------    ------    ------
Total distributions .........................................          (0.04)         (0.24)     (0.18)    (0.12)    (0.06)
                                                                     -------        -------    -------    ------    ------
Redemption fees(e) .........................................              --             --(f)      --(f)     --(f)     --(f)
                                                                     -------        -------    -------    ------    ------
Net asset value, end of period .............................         $  2.54        $  2.02    $  2.88    $ 3.03    $ 2.67
                                                                     =======        =======    =======    ======    ======
Total return(g) ............................................           27.88%        (21.68)%     0.93%    18.28%     9.24%
RATIOS TO AVERAGE NET ASSETS(h)
Expenses before waiver and payments by affiliates(i) .......            0.98%          1.03%      0.98%     1.10%     1.26%
Expenses net of waiver and payments by affiliates(i) .......            0.95%          0.95%      0.95%     0.95%     0.95%
Net investment income ......................................            5.07%          5.66%      4.11%     3.86%     4.01%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........................         $38,787        $18,733    $23,095    $3,550    $1,259
Portfolio turnover rate ....................................           19.52%         38.14%     22.89%    21.22%     5.84%

(a)  For the period July 1, 2005 (commencement of operations) to March 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  The Fund made a capital gain distribution of $(0.0012).

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f)  Amount rounds to less than $0.01 per share.

(g)  Total return is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 21

Templeton Global Investment Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2009 (UNAUDITED)

     TEMPLETON INCOME FUND                                        INDUSTRY                        SHARES                 VALUE
     ---------------------                    ----------------------------------------------  --------------         ------------
      COMMON STOCKS 45.6%
      AUSTRALIA 2.0%
      Billabong International Ltd. .........         Textiles, Apparel & Luxury Goods                754,796         $  7,988,761
  (a) Billabong International Ltd., 144A ...         Textiles, Apparel & Luxury Goods                119,792            1,267,879
      Brambles Ltd. ........................          Commercial Services & Supplies               1,335,737            9,519,210
                                                                                                                     ------------
                                                                                                                       18,775,850
                                                                                                                     ------------
      AUSTRIA 0.4%
      Telekom Austria AG ...................      Diversified Telecommunication Services             235,270            4,240,834
                                                                                                                     ------------
      CHINA 0.6%
      Travelsky Technology Ltd., H .........                    IT Services                        7,139,000            5,471,698
                                                                                                                     ------------
      EGYPT 0.5%
      Egyptian Mobile Services .............        Wireless Telecommunication Services              119,135            4,780,774
                                                                                                                     ------------
      FRANCE 4.8%
      AXA SA ...............................                     Insurance                           238,930            6,467,202
      France Telecom SA ....................      Diversified Telecommunication Services             356,320            9,490,845
      Sanofi-Aventis .......................                  Pharmaceuticals                        124,730            9,151,997
      Total SA, B ..........................            Oil, Gas & Consumable Fuels                  135,250            8,035,091
      Vivendi SA ...........................                       Media                             402,294           12,445,869
                                                                                                                     ------------
                                                                                                                       45,591,004
                                                                                                                     ------------
      GERMANY 4.8%
      Bayerische Motoren Werke AG ..........                    Automobiles                          122,220            5,884,969
      Deutsche Post AG .....................              Air Freight & Logistics                    265,540            4,980,718
      MAN SE ...............................                     Machinery                            60,780            5,073,298
      Muenchener Rueckversicherungs-
         Gesellschaft AG ...................                     Insurance                            58,050            9,283,172
      SAP AG ...............................                     Software                             90,370            4,435,992
      Siemens AG ...........................             Industrial Conglomerates                    167,810           15,649,623
                                                                                                                     ------------
                                                                                                                       45,307,772
                                                                                                                     ------------
      HONG KONG 2.7%
  (a) Champion REIT, 144A ..................       Real Estate Investment Trusts (REITs)          10,328,000            4,304,444
      Hopewell Holdings Ltd. ...............       Real Estate Management & Development            2,182,000            6,855,703
      Hutchison Whampoa Ltd. ...............             Industrial Conglomerates                  1,173,000            8,468,303
      Yue Yuen Industrial Holdings Ltd. ....         Textiles, Apparel & Luxury Goods              2,072,000            5,748,129
                                                                                                                     ------------
                                                                                                                       25,376,579
                                                                                                                     ------------
      IRELAND 1.0%
      CRH PLC ..............................              Construction Materials                     350,620            9,698,116
                                                                                                                     ------------
      ITALY 1.7%
      Eni SpA ..............................            Oil, Gas & Consumable Fuels                  162,823            4,068,905
  (b) Intesa Sanpaolo SpA ..................                 Commercial Banks                        819,279            3,623,032
  (b) UniCredit SpA ........................                 Commercial Banks                      2,229,137            8,708,072
                                                                                                                     ------------
                                                                                                                       16,400,009
                                                                                                                     ------------


                             22 | Semiannual Report

Templeton Global Investment Trust

     TEMPLETON INCOME FUND                                        INDUSTRY                        SHARES                 VALUE
     ---------------------                    ----------------------------------------------  --------------         ------------
      COMMON STOCKS (CONTINUED)
      JAPAN 1.0%
      Nintendo Co. Ltd. ....................                     Software                             21,600         $  5,535,068
      Toyota Motor Corp. ...................                    Automobiles                           99,200            3,945,674
                                                                                                                     ------------
                                                                                                                        9,480,742
                                                                                                                     ------------
      NETHERLANDS 0.7%
  (b) ING Groep NV .........................          Diversified Financial Services                 357,710            6,385,059
                                                                                                                     ------------
      NORWAY 0.9%
      StatoilHydro ASA .....................            Oil, Gas & Consumable Fuels                  373,890            8,405,731
                                                                                                                     ------------
      RUSSIA 0.3%
      Mobile TeleSystems, ADR ..............        Wireless Telecommunication Services               50,890            2,456,460
                                                                                                                     ------------
      SINGAPORE 1.2%
      Singapore Telecommunications Ltd. ....      Diversified Telecommunication Services           5,071,999           11,702,813
                                                                                                                     ------------
      SOUTH AFRICA 0.5%
      Massmart Holdings Ltd. ...............             Food & Staples Retailing                    386,016            4,529,090
                                                                                                                     ------------
      SOUTH KOREA 0.6%
  (b) KB Financial Group Inc. ..............                 Commercial Banks                        111,405            5,728,859
                                                                                                                     ------------
      SPAIN 1.3%
      Telefonica SA ........................      Diversified Telecommunication Services             453,408           12,508,053
                                                                                                                     ------------
      SWITZERLAND 3.1%
      Adecco SA ............................               Professional Services                     193,227           10,270,893
      Novartis AG ..........................                  Pharmaceuticals                        100,460            5,024,938
      Roche Holding AG .....................                  Pharmaceuticals                         60,130            9,716,163
      Vontobel Holding AG ..................                  Capital Markets                        135,360            4,518,094
                                                                                                                     ------------
                                                                                                                       29,530,088
                                                                                                                     ------------
      TAIWAN 2.1%
      Chunghwa Telecom Co. Ltd., ADR .......      Diversified Telecommunication Services             178,239            3,215,432
      Compal Electronics Inc. ..............              Computers & Peripherals                 11,005,902           12,882,357
      Taiwan Semiconductor Manufacturing Co.
         Ltd. ..............................     Semiconductors & Semiconductor Equipment          2,087,384            4,208,041
                                                                                                                     ------------
                                                                                                                       20,305,830
                                                                                                                     ------------
      UNITED KINGDOM 7.9%
      Aviva PLC ............................                     Insurance                           696,500            4,985,002
      BP PLC ...............................            Oil, Gas & Consumable Fuels                  750,055            6,627,984
      GlaxoSmithKline PLC ..................                  Pharmaceuticals                        412,086            8,099,462
      Hays PLC .............................               Professional Services                   1,927,934            3,213,214
      HSBC Holdings PLC ....................                 Commercial Banks                        697,112            8,086,499
      Kingfisher PLC .......................                 Specialty Retail                      3,111,851           10,586,628
      Royal Dutch Shell PLC, B .............            Oil, Gas & Consumable Fuels                  188,066            5,217,028
      The Sage Group PLC ...................                     Software                          2,580,790            9,633,602


                             Semiannual Report | 23

Templeton Global Investment Trust

     TEMPLETON INCOME FUND                                        INDUSTRY                        SHARES                 VALUE
     ---------------------                    ----------------------------------------------  --------------         ------------
      COMMON STOCKS (CONTINUED)
      UNITED KINGDOM (CONTINUED)
      Tesco PLC ............................             Food & Staples Retailing                    759,641         $  4,850,618
      Vodafone Group PLC ...................        Wireless Telecommunication Services            6,282,301           14,074,402
                                                                                                                     ------------
                                                                                                                       75,374,439
                                                                                                                     ------------
      UNITED STATES 7.5%
      Abbott Laboratories ..................                  Pharmaceuticals                        130,710            6,466,224
      Bank of America Corp. ................          Diversified Financial Services                 119,240            2,017,541
      Bristol-Myers Squibb Co. .............                  Pharmaceuticals                        165,320            3,723,006
      General Electric Co. .................             Industrial Conglomerates                    604,970            9,933,607
      The Home Depot Inc. ..................                 Specialty Retail                        327,160            8,715,542
      JPMorgan Chase & Co. .................         Diversified Financial Services                 173,536            7,604,348
      Merck & Co. Inc. .....................                  Pharmaceuticals                        286,806            9,071,674
      Microsoft Corp. ......................                     Software                            401,010           10,382,149
      Pfizer Inc. ..........................                  Pharmaceuticals                        193,982            3,210,402
      United Parcel Service Inc., B ........              Air Freight & Logistics                    173,710            9,809,404
                                                                                                                     ------------
                                                                                                                       70,933,897
                                                                                                                     ------------
      TOTAL COMMON STOCKS
      (COST $469,637,936) ..................                                                                          432,983,697
                                                                                                                     ------------
  (c) EQUITY-LINKED SECURITIES 3.3%
      UNITED STATES 3.3%
  (a) The Goldman Sachs Group Inc. into
         Accenture Ltd., 9.50%, 144A .......                    IT Services                          280,720           10,805,671
  (a) The Goldman Sachs Group Inc. into
         Comcast Corp., 8.10%, 144A ........                       Media                             299,492            5,022,181
  (a) The Goldman Sachs Group Inc.
         into Dell Inc., 6.00%, 144A .......              Computers & Peripherals                    325,692            4,825,029
  (a) The Goldman Sachs Group Inc. into
         News Corp., 5.00%, 144A ...........                       Media                             508,906            6,246,618
  (a) Morgan Stanley into Oracle Corp.,
         5.50%, 144A .......................                     Software                            201,629            4,247,960
                                                                                                                     ------------
      TOTAL EQUITY-LINKED SECURITIES
      (COST $27,646,272) ...................                                                                           31,147,459
                                                                                                                     ------------
      CONVERTIBLE PREFERRED STOCKS
      (COST $3,955,000) 0.6%
      BRAZIL 0.6%
      Vale Capital II, 6.50%, cvt. pfd. ....                  Metals & Mining                         79,100            5,547,856
                                                                                                                     ------------
      PREFERRED STOCKS (COST $7,592,477)
      1.0%
      BRAZIL 1.0%
      Vale SA, ADR, pfd., A ................                  Metals & Mining                        466,860            9,575,299
                                                                                                                     ------------


                             24 | Semiannual Report

Templeton Global Investment Trust

                                                                                                PRINCIPAL
     TEMPLETON INCOME FUND                                        INDUSTRY                       AMOUNT(f)              VALUE
     ---------------------                    ----------------------------------------------  --------------         ------------
(e,d) SENIOR FLOATING RATE INTERESTS 5.0%
      GERMANY 0.0%(g)
      Fresenius Medical Care Holdings Inc.,
         Term Loan B, 1.658% - 1.885%,
            3/31/13 ........................         Health Care Providers & Services                357,074         $    345,172
                                                                                                                     ------------
      NETHERLANDS 0.1%
  (h) Hexion Specialty Chemicals BV, Term
         Loan C-2, 2.563%, 5/03/13 .........                     Chemicals                           146,050              122,369
      UPC Financing Partnership,
         Term Loan N, 2.011%, 12/31/14 .....                       Media                             648,288              609,390
         Term Loan T, 3.761%, 12/31/16 .....                       Media                             351,712              339,754
                                                                                                                     ------------
                                                                                                                        1,071,513
                                                                                                                     ------------
      UNITED STATES 4.9%
      Affiliated Computer Services Inc.,
         Additional Term Loan, 2.246%,
            3/20/13 ........................                    IT Services                          281,780              280,988
      ARAMARK Corp.,
         Synthetic L/C, 2.336%, 1/26/14 ....          Commercial Services & Supplies                  87,793               82,045
         Term Loan B, 2.121% - 2.158%,
            1/26/14 ........................          Commercial Services & Supplies               1,338,024            1,250,421
  (h) ATP Oil and Gas Corp.,
         Tranche B-1, 8.50%, 7/15/14 .......            Oil & Gas Consumable Fuels                   917,600              844,765
         Tranche B-2, 9.00%, 1/15/11 .......            Oil & Gas Consumable Fuels                   241,934              222,731
      Celanese U.S. Holdings LLC, Dollar
         Term Loan, 2.345%, 4/02/14 ........                     Chemicals                         2,041,599            1,939,264
      Cinemark USA Inc., Term Loan,
         2.00% - 2.21%, 10/05/13 ...........                       Media                             320,212              309,338
      Community Health Systems Inc.,
         Delayed Draw Term Loan, 2.496%,
            7/25/14 ........................         Health Care Providers & Services                126,627              119,251
         Term Loan, 2.496% - 2.622%,
            7/25/14 ........................         Health Care Providers & Services              2,481,642            2,337,086
  (h) Conseco Inc., Term Loan, 6.50%,
         10/10/13 ..........................                     Insurance                         1,455,996            1,150,237
      Constellation Brands Inc., Term Loan
         B, 1.75% - 1.813%, 6/05/13 ........                     Beverages                           165,472              162,292
      CSC Holdings Inc.(Cablevision),
         Incremental Term Loan B-2,
         2.049% - 2.194%, 3/29/16 ..........                       Media                           1,154,264            1,136,085
      DaVita Inc., Term Loan B-1,
         1.75% - 2.10%, 10/05/12 ...........         Health Care Providers & Services                428,939              415,333
  (i) Dayco Products LLC (Mark IV),
         Replacement Term Loan, 6.75%,
            6/23/11 ........................                  Auto Components                      1,093,924              514,144
      Dean Foods Co., Term Loan B,
         1.625% - 1.665%, 4/02/14 ..........                   Food Products                         430,569              405,677
      DIRECTV Holdings LLC, Term Loan B,
         1.746%, 4/13/13 ...................                       Media                             417,533              411,046
      Discovery Communications Inc., Term
         Loan B, 2.283%, 5/14/14 ...........                       Media                             203,860              198,764


                             Semiannual Report | 25

Templeton Global Investment Trust

                                                                                                PRINCIPAL
     TEMPLETON INCOME FUND                                        INDUSTRY                       AMOUNT(f)              VALUE
     ---------------------                    ----------------------------------------------  --------------         ------------
      SENIOR FLOATING RATE INTERESTS (CONTINUED)
      UNITED STATES (CONTINUED)
      DJO Finance LLC, Term Loan B,
         3.246% - 3.283%, 5/20/14 ..........         Health Care Equipment & Supplies              1,155,528         $  1,116,529
      Duratek Inc. (EnergySolutions), Term
         Loan B, 4.05%, 6/07/13 ............          Commercial Services & Supplies                 142,170              139,682
      Education Management LLC, Term Loan
         C, 2.063%, 6/01/13 ................           Diversified Consumer Services               1,454,365            1,387,303
      EnergySolutions LLC,
         Synthetic A Deposit, 6.50%,
            6/07/13 ........................          Commercial Services & Supplies                  20,436               20,231
         Synthetic L/C, 4.00%, 6/07/13 .....          Commercial Services & Supplies                  21,118               20,906
         Term Loan B, 4.05%, 6/07/13 .......          Commercial Services & Supplies                 296,326              291,141
  (j) EnviroSolutions Inc., Initial Term
         Loan, PIK, 10.50%, 7/07/12 ........          Commercial Services & Supplies               2,625,251            1,968,938
      Federal-Mogul Corp., Term Loan B,
         2.178% - 2.198%, 12/27/14 .........                  Auto Components                      2,044,718            1,571,024
      Georgia-Pacific LLC,
         Term Loan B, 2.283% - 2.464%,
            12/20/12 .......................              Paper & Forest Products                    979,551              945,267
         Term Loan C, 3.533% - 3.714%,
            12/23/14 .......................              Paper & Forest Products                    539,476              538,352
(j,k) Hawaiian Telecom Communications Inc.,
         Term Loan C, PIK, 5.75%, 6/01/14 ..      Diversified Telecommunication Services           2,325,768            1,453,605
      HCA Inc., Term Loan B-1, 2.533%,
         11/18/13 ..........................         Health Care Providers & Services              3,120,362            2,949,329
  (h) Hexion Specialty Chemicals Inc.,
         Term Loan C-1, 2.875%, 5/03/13 ....                     Chemicals                           672,333              563,319
      Intelsat Corp. (Panamsat),
         Incremental Term Loan B-2-A,
            2.753%, 1/03/14 ................        Wireless Telecommunication Services               44,486               42,421
         Incremental Term Loan B-2-B,
            2.753%, 1/03/14 ................        Wireless Telecommunication Services               44,472               42,408
         Incremental Term Loan B-2-C,
            2.753%, 1/03/14 ................        Wireless Telecommunication Services               44,472               42,408
         Tranche B-2-A, 2.753%, 1/03/14 ....        Wireless Telecommunication Services              406,951              388,066
         Tranche B-2-B, 2.753%, 1/03/14 ....        Wireless Telecommunication Services              406,827              387,948
         Tranche B-2-C, 2.753%, 1/03/14 ....        Wireless Telecommunication Services              406,827              387,948
      Jarden Corp.,
         Term Loan B1, 2.033%, 1/24/12 .....                Household Durables                       236,501              230,529
         Term Loan B2, 2.033%, 1/24/12 .....                Household Durables                        33,640               32,743
         Term Loan B4, 3.533%, 1/26/15 .....                Household Durables                       713,399              710,974
      Jostens IH Corp. (Visant Holding
         Corp.), Term Loan C, 2.322%,
            10/04/11 .......................                  Auto Components                      1,139,343            1,133,646
      Key Safety Systems Inc., Term Loan B,
         2.533% - 4.50%, 3/10/14 ...........                    Automobiles                          162,911              100,122
(i,j) Kuilima Resort Co. (Turtle Bay), First
         Lien Term Loan, PIK, 9.00%,
            9/30/10 ........................           Hotels, Restaurants & Leisure              10,807,911            2,985,685
      Lender Processing Services Inc., Term
         Loan B, 2.746%, 7/02/14 ...........                    IT Services                          177,924              177,146


                             26 | Semiannual Report

Templeton Global Investment Trust

                                                                                                PRINCIPAL
     TEMPLETON INCOME FUND                                        INDUSTRY                       AMOUNT(f)              VALUE
     ---------------------                    ----------------------------------------------  --------------         ------------
      SENIOR FLOATING RATE INTERESTS (CONTINUED)
      UNITED STATES (CONTINUED)
      LifePoint Hospitals Inc., Term Loan
         B, 2.015%, 4/15/12 ................         Health Care Providers & Services              1,006,693         $    982,155
      Metro-Goldwyn-Mayer Inc., Term Loan B,
         5.50%, 4/08/12 ....................                       Media                           3,966,413            2,262,839
      Mylan Inc., Term Loan B,
         3.50% - 3.563%, 10/02/14 ..........                  Pharmaceuticals                        185,864              181,407
      Novelis Corp., U.S. Term Loan,
         2.25% - 2.29%, 7/07/14 ............                  Metals & Mining                        598,475              550,384
      NRG Energy Inc.,
         Credit Link, 0.183%, 2/01/13 ......   Independent Power Producers & Energy Traders          547,154              520,708
         Term Loan, 1.996% - 2.033%,
            2/01/13 ........................   Independent Power Producers & Energy Traders        1,017,715              968,526
      NTELOS Inc., Term Loan B, 5.75%,
         8/07/15 ...........................      Diversified Telecommunication Services             343,809              346,244
      Penn National Gaming Inc., Term Loan
         B, 2.00% - 2.21%, 10/03/12 ........           Hotels, Restaurants & Leisure                 891,576              866,223
(h,i) R.H. Donnelley Inc., Term Loan D-2,
         4.00%, 6/30/11 ....................                       Media                             664,042              568,301
      RBS Global Inc. (Rexnord),
         Incremental Tranche B-2, 2.50%,
            7/22/13 ........................                     Machinery                           203,404              195,268
      Tranche B-1 Term B Loan,
         2.75% - 3.063%, 7/22/13 ...........                     Machinery                           995,339              961,747
      Regal Cinemas Corp., Term Loan,
         4.033%, 10/27/13 ..................                       Media                             367,028              366,311
      Rockwood Specialties Group Inc., Term
         Loan H, 6.00%, 5/15/14 ............                     Chemicals                         1,716,431            1,737,672
      SunGard Data Systems Inc., Tranche A
         U.S. Term Loan, 2.004%, 2/28/14 ...                    IT Services                          590,601              556,641
  (h) SUPERVALU Inc., Term Loan B,
         1.496%, 6/02/12 ...................             Food & Staples Retailing                    790,482              758,369
      TransDigm Inc., Term Loan B, 2.289%,
         6/23/13 ...........................                Aerospace & Defense                      623,985              605,265
(h,i) Tribune Co., Incremental Term Loan,
         5.25%, 5/14/14 ....................                       Media                           4,595,154            2,222,906
      Windstream Corp., Tranche B-1,
         1.75% - 2.02%, 7/17/13 ............      Diversified Telecommunication Services             252,928              246,943
                                                                                                                     ------------
                                                                                                                       46,305,046
                                                                                                                     ------------
      TOTAL SENIOR FLOATING RATE INTERESTS
      (COST $49,663,932) ...................                                                                           47,721,731
                                                                                                                     ------------
      CORPORATE BONDS & NOTES 14.8%
      BERMUDA 0.1%
      Intelsat Subsidiary Holding Co. Ltd.,
         senior note, 8.50%, 1/15/13 .......      Diversified Telecommunication Services           1,100,000            1,119,250
                                                                                                                     ------------


                             Semiannual Report | 27

Templeton Global Investment Trust

                                                                                                PRINCIPAL
     TEMPLETON INCOME FUND                                        INDUSTRY                       AMOUNT(f)              VALUE
     ---------------------                    ----------------------------------------------  --------------         ------------
      CORPORATE BONDS & NOTES (CONTINUED)
      CANADA 0.4%
      Canadian Natural Resources Ltd.,
         5.90%, 2/01/18 ....................            Oil, Gas & Consumable Fuels                1,000,000         $  1,068,297
(i,l) CanWest Media Inc., senior sub. note,
         8.00%, 9/15/12 ....................                       Media                             400,000              316,000
(a,i) CanWest Mediaworks LP, senior sub.
         note, 144A, 9.25%, 8/01/15 ........                       Media                             600,000               63,000
  (a) Novelis Inc., senior note, 144A,
         11.50%, 2/15/15 ...................                  Metals & Mining                        200,000              203,000
      Quebecor Media Inc., senior note,
         7.75%, 3/15/16 ....................                       Media                           1,100,000            1,094,500
      Teck Resources Ltd., senior secured
         note, 10.75%, 5/15/19 .............                  Metals & Mining                        600,000              700,500
                                                                                                                     ------------
                                                                                                                        3,445,297
                                                                                                                     ------------
      FRANCE 0.1%
  (a) Compagnie Generale de Geophysique-
         Veritas, senior note, 144A, 9.50%,
            5/15/16 ........................            Energy Equipment & Services                  800,000              855,000
                                                                                                                     ------------
      GERMANY 0.1%
      FMC Finance III SA, senior note,
         6.875%, 7/15/17 ...................         Health Care Providers & Services                350,000              341,250
      Fresenius Medical Care Capital Trust
         IV, 7.875%, 6/15/11 ...............         Health Care Providers & Services                250,000              255,625
  (a) Fresenius US Finance II, senior note,
         144A, 9.00%, 7/15/15 ..............         Health Care Providers & Services                300,000              328,500
                                                                                                                     ------------
                                                                                                                          925,375
                                                                                                                     ------------
      INDIA 0.2%
  (a) ICICI Bank Ltd., 144A, 6.625%,
         10/03/12 ..........................                 Commercial Banks                      1,500,000            1,546,041
                                                                                                                     ------------
      ITALY 0.2%
      Telecom Italia Capital SA, senior
         note, 4.95%, 9/30/14 ..............      Diversified Telecommunication Services           1,000,000            1,038,335
  (a) Wind Acquisition Finance SA, senior
         note, 144A, 11.75%, 7/15/17 .......      Diversified Telecommunication Services             700,000              789,250
                                                                                                                     ------------
                                                                                                                        1,827,585
                                                                                                                     ------------
      JAMAICA 0.1%
  (a) Digicel Group Ltd., senior note, 144A,
         8.875%, 1/15/15 ...................        Wireless Telecommunication Services            1,000,000              935,000
                                                                                                                     ------------
      KAZAKHSTAN 0.9%
      HSBK (Europe) BV,
  (a)    144A, 7.25%, 5/03/17 ..............                 Commercial Banks                        800,000              660,000
  (m)    Reg S, 7.25%, 5/03/17 .............                 Commercial Banks                      4,300,000            3,606,048


                             28 | Semiannual Report

Templeton Global Investment Trust

                                                                                                PRINCIPAL
     TEMPLETON INCOME FUND                                        INDUSTRY                       AMOUNT(f)              VALUE
     ---------------------                    ----------------------------------------------  --------------         ------------
      CORPORATE BONDS & NOTES (CONTINUED)
      KAZAKHSTAN (CONTINUED)
  (a) Kazmunaigaz Finance Sub BV, 144A,
         9.125%, 7/02/18 ...................            Oil, Gas & Consumable Fuels                4,100,000         $  4,469,000
                                                                                                                     ------------
                                                                                                                        8,735,048
                                                                                                                     ------------
      LUXEMBOURG 0.2%
      ArcelorMittal, senior note, 9.85%,
         6/01/19 ...........................                  Metals & Mining                        800,000              946,268
      Millicom International Cellular SA,
         senior note, 10.00%, 12/01/13 .....        Wireless Telecommunication Services              800,000              834,000
                                                                                                                     ------------
                                                                                                                        1,780,268
                                                                                                                     ------------
      NETHERLANDS 0.1%
  (a) Intergen NV, senior secured note,
         144A, 9.00%, 6/30/17 ..............                   Gas Utilities                         500,000              517,500
  (a) UPC Holding BV, senior note, 144A,
         9.875%, 4/15/18 ...................                       Media                             200,000              211,000
                                                                                                                     ------------
                                                                                                                          728,500
                                                                                                                     ------------
      RUSSIA 1.0%
  (m) Alfa MTN Markets Ltd. for ABH
         Financial Ltd., Reg S, 8.20%,
            6/25/12 ........................                 Commercial Banks                        495,000              485,100
  (a) Gazprom, secured note, 144A, 7.51%,
         7/31/13 ...........................            Oil, Gas & Consumable Fuels                6,600,000            7,026,782
  (a) LUKOIL International Finance BV,
         144A, 6.656%, 6/07/22 .............            Oil, Gas & Consumable Fuels                2,000,000            1,865,000
                                                                                                                     ------------
                                                                                                                        9,376,882
                                                                                                                     ------------
      SOUTH AFRICA 0.1%
(a,d) Edcon Holdings, 144A, FRN, 6.273%,
         6/15/15 ...........................                 Specialty Retail                        500,000    EUR       457,219
(d,m) Edcon Proprietary Ltd., senior secured
         note, Reg S, FRN, 4.023%,
            6/15/14 ........................                 Specialty Retail                        800,000    EUR       854,450
                                                                                                                     ------------
                                                                                                                        1,311,669
                                                                                                                     ------------
      SOUTH KOREA 0.0%(g)
      Kumho Industrial Co. Ltd., 5.75%,
         10/23/09 ..........................            Construction & Engineering               370,000,000    KRW       314,503
                                                                                                                     ------------
      SWEDEN 0.1%
      Svensk Exportkredit AB, senior note,
         7.625%, 6/30/14 ...................                 Commercial Banks                      1,115,000    NZD       846,948
                                                                                                                     ------------
      SWITZERLAND 0.1%
  (a) Petroplus Finance Ltd., senior note,
         144A, 6.75%, 5/01/14 ..............            Oil, Gas & Consumable Fuels                  800,000              742,000
                                                                                                                     ------------


                             Semiannual Report | 29

Templeton Global Investment Trust

                                                                                                PRINCIPAL
     TEMPLETON INCOME FUND                                        INDUSTRY                       AMOUNT(f)              VALUE
     ---------------------                    ----------------------------------------------  --------------         ------------
      CORPORATE BONDS & NOTES (CONTINUED)
      UNITED KINGDOM 0.3%
  (a) British Sky Broadcasting Group PLC,
         senior note, 144A, 6.10%,
            2/15/18 ........................                       Media                           1,000,000         $  1,079,308
  (a) Ceva Group PLC,
         senior note, 144A, 10.00%,
            9/01/14 ........................              Air Freight & Logistics                    500,000              447,500
  (h)    senior secured note, 144A,
            11.625%, 10/01/16 ..............              Air Freight & Logistics                    100,000               97,127
  (a) Ineos Group Holdings PLC, senior
         secured note, 144A, 8.50%,
            2/15/16 ........................                     Chemicals                           800,000              384,000
      Inmarsat Finance PLC, senior note,
         10.375%, 11/15/12 .................      Diversified Telecommunication Services           1,000,000            1,040,000
                                                                                                                     ------------
                                                                                                                        3,047,935
                                                                                                                     ------------
      UNITED STATES 10.8%
  (a) Acco Brands Corp., senior secured
         note, 144A, 10.625%, 3/15/15 ......          Commercial Services & Supplies                 300,000              315,000
      The AES Corp., senior note, 8.00%,
         10/15/17 ..........................   Independent Power Producers & Energy Traders        1,000,000            1,011,250
  (a) Alliance One International Inc.,
         senior note, 144A, 10.00%,
            7/15/16 ........................                      Tobacco                            200,000              207,500
  (a) Allison Transmission Inc., senior
         note, 144A, 11.00%, 11/01/15 ......                     Machinery                         1,000,000              985,000
      Altria Group Inc., senior bond, 9.25%,
         8/06/19 ...........................                      Tobacco                            600,000              734,419
      Ameren Corp., senior note, 8.875%,
         5/15/14 ...........................                  Multi-Utilities                        800,000              900,269
      ARAMARK Corp., senior note, 8.50%,
         2/01/15 ...........................          Commercial Services & Supplies               1,100,000            1,115,125
  (a) Arch Coal Inc., senior note, 144A,
         8.75%, 8/01/16 ....................            Oil, Gas & Consumable Fuels                  100,000              103,500
      Ball Corp., senior note,
         7.125%, 9/01/16 ...................              Containers & Packaging                     100,000              102,500
         7.375%, 9/01/19 ...................              Containers & Packaging                     100,000              102,000
  (n) Bank of America Corp., pfd., sub.
         bond, M, 8.125%, Perpetual ........          Diversified Financial Services               2,000,000            1,780,580
      Berry Petroleum Co., senior note,
         10.25%, 6/01/14 ...................            Oil, Gas & Consumable Fuels                  700,000              750,750
      Bill Barrett Corp., senior note,
         9.875%, 7/17/16 ...................            Oil, Gas & Consumable Fuels                  800,000              846,000
  (a) Cablevision Systems Corp., senior
         note, 144A, 8.625%, 9/15/17 .......                       Media                             300,000              311,250
  (a) Cargill Inc., 144A, 6.00%, 11/27/17 ..                   Food Products                       1,000,000            1,084,596
      Case New Holland Inc., senior note,
         7.125%, 3/01/14 ...................                     Machinery                           800,000              788,000
  (a) Casella Waste Systems Inc., senior
         secured note, 144A, 11.00%,
            7/15/14 ........................          Commercial Services & Supplies                 800,000              853,000


                             30 | Semiannual Report

Templeton Global Investment Trust

                                                                                                PRINCIPAL
     TEMPLETON INCOME FUND                                        INDUSTRY                       AMOUNT(f)              VALUE
     ---------------------                    ----------------------------------------------  --------------         ------------
      CORPORATE BONDS & NOTES (CONTINUED)
      UNITED STATES (CONTINUED)
  (a) CC Holdings GS V LLC, senior secured
         note, 144A, 7.75%, 5/01/17 ........        Wireless Telecommunication Services              100,000         $    104,000
(i,l) CCH II LLC, senior note, 10.25%,
         9/15/10 ...........................                       Media                           1,000,000            1,130,000
      CenterPoint Energy Inc., senior note,
         6.125%, 11/01/17 ..................                  Multi-Utilities                      1,000,000            1,051,555
      Chesapeake Energy Corp., senior note,
         7.625%, 7/15/13 ...................            Oil, Gas & Consumable Fuels                   50,000               49,938
         6.25%, 1/15/18 ....................            Oil, Gas & Consumable Fuels                1,550,000            1,395,000
      Citigroup Inc., sub. note, 5.00%,
         9/15/14 ...........................          Diversified Financial Services               1,000,000              953,017
      CMS Energy Corp., senior note, 8.75%,
         6/15/19 ...........................                  Multi-Utilities                        500,000              546,540
      Comcast Corp., senior note, 6.30%,
         11/15/17 ..........................                       Media                           1,000,000            1,097,626
      Concho Resources Inc., senior note,
         8.625%, 10/01/17 ..................            Oil, Gas & Consumable Fuels                  300,000              309,000
      Copano Energy LLC, senior note,
         8.125%, 3/01/16 ...................            Oil, Gas & Consumable Fuels                1,000,000              980,000
      Crown Americas Inc., senior note,
         7.75%, 11/15/15 ...................              Containers & Packaging                     900,000              920,250
      Crown Castle International Corp.,
         senior note, 9.00%, 1/15/15 .......        Wireless Telecommunication Services              800,000              842,000
      CSC Holdings Inc., senior deb.,
         7.625%, 7/15/18 ...................                       Media                             600,000              612,000
  (a) Delta Air Lines Inc., senior secured
         note, 144A, 9.50%, 9/15/14 ........                     Airlines                            300,000              306,000
(i,l) Dex Media Inc.,
         senior disc. note, 9.00%,
            11/15/13 .......................                       Media                             700,000              122,500
         senior note, B, 8.00%, 11/15/13 ...                       Media                           1,300,000              227,500
(i,l) Dex Media West Finance, senior sub.
         note, 9.875%, 8/15/13 .............                       Media                             150,000               27,375
  (a) Dole Food Co. Inc, senior note, 144A,
         13.875%, 3/15/14 ..................                   Food Products                         800,000              942,000
      Dollar General Corp., senior note,
         10.625%, 7/15/15 ..................                 Multiline Retail                      1,000,000            1,110,000
  (a) Duane Reade Inc., senior secured note,
         144A, 11.75%, 8/01/15 .............             Food & Staples Retailing                    400,000              422,000
      Dynegy Holdings Inc., senior note,
         7.50%, 6/01/15 ....................   Independent Power Producers & Energy Traders          500,000              465,000
         8.375%, 5/01/16 ...................   Independent Power Producers & Energy Traders          500,000              470,000
      EchoStar DBS Corp., senior note,
         7.125%, 2/01/16 ...................                       Media                           1,100,000            1,097,250
      Edison Mission Energy, senior note,
         7.00%, 5/15/17 ....................                Electric Utilities                       600,000              504,000
  (d) Enterprise Products Operating LLP,
         junior sub. note, FRN, 7.034%,
            1/15/68 ........................            Oil, Gas & Consumable Fuels                  800,000              701,051


                             Semiannual Report | 31

Templeton Global Investment Trust

                                                                                                PRINCIPAL
     TEMPLETON INCOME FUND                                        INDUSTRY                       AMOUNT(f)              VALUE
     ---------------------                    ----------------------------------------------  --------------         ------------
      CORPORATE BONDS & NOTES (CONTINUED)
      UNITED STATES (CONTINUED)
(a,h) FelCor Lodging Trust Inc., senior
         secured note, 144A, 10.00%,
            10/01/14 .......................       Real Estate Investment Trusts (REITs)             800,000         $    778,000
(a,i) Fontainebleau Las Vegas, 144A, 11.00%,
         6/15/15 ...........................           Hotels, Restaurants & Leisure               1,000,000               32,500
      Ford Motor Credit Co. LLC, senior
         note,
            9.75%, 9/15/10 .................                    Automobiles                          250,000              255,529
            9.875%, 8/10/11 ................                    Automobiles                          850,000              871,250
      Forest City Enterprises Inc., senior
         note, 7.625%, 6/01/15 .............       Real Estate Management & Development              450,000              366,750
      Freeport-McMoRan Copper & Gold Inc.,
         senior note, 8.375%, 4/01/17 ......                  Metals & Mining                        200,000              213,047
      General Electric Capital Corp., senior
         note, A, 8.50%, 4/06/18 ...........          Diversified Financial Services             109,000,000    MXN     6,826,768
  (a) GMAC LLC, senior note, 144A,
         7.25%, 3/02/11 ....................                 Consumer Finance                      1,108,000            1,077,530
         6.875%, 8/28/12 ...................                 Consumer Finance                        158,000              146,940
      The Goldman Sachs Group Inc., sub.
         note, 6.75%, 10/01/37 .............                  Capital Markets                      2,000,000            2,070,646
  (a) Harrah's Operating Co. Inc., senior
         secured note, 144A, 11.25%,
            6/01/17 ........................           Hotels, Restaurants & Leisure                 200,000              203,000
  (a) Harrah's Operating Escrow, senior
         secured note, 144A, 11.25%,
            6/01/17 ........................           Hotels, Restaurants & Leisure                 800,000              826,000
      HCA Inc.,
         senior note, 6.50%, 2/15/16 .......         Health Care Providers & Services              1,100,000              981,750
         senior secured note, 9.125%,
            11/15/14 .......................         Health Care Providers & Services                500,000              517,500
  (a) Host Hotels & Resorts LP, senior note,
         144A, 9.00%, 5/15/17 ..............           Hotels, Restaurants & Leisure                 800,000              852,000
      Huntsman International LLC,
  (a)       senior note, 144A, 5.50%,
               6/30/16 .....................                     Chemicals                           400,000              342,000
            senior sub. note, 7.875%,
               11/15/14 ....................                     Chemicals                           250,000              233,750
  (i) Idearc Inc., senior note, 8.00%,
         11/15/16 ..........................                       Media                             700,000               35,000
      Iron Mountain Inc., senior sub. note,
         8.75%, 7/15/18 ....................          Commercial Services & Supplies                 100,000              104,500
      Jabil Circuit Inc., senior note,
         7.75%, 7/15/16 ....................  Electronic Equipment, Instruments & Components         400,000              408,000
      Jarden Corp., senior sub. note, 7.50%,
         5/01/17 ...........................                Household Durables                     1,000,000              977,500
  (a) JBS USA LLC, senior note, 144A,
         11.625%, 5/01/14 ..................                   Food Products                         800,000              864,000
      Jostens IH Corp., senior sub. note,
         7.625%, 10/01/12 ..................                Household Durables                     1,000,000            1,006,250
      JPMorgan Chase Capital XXII, sub.
         bond, 6.45%, 2/02/37 ..............                  Capital Markets                      2,000,000            1,805,858
      KB Home, senior note, 6.25%,
         6/15/15 ...........................                Household Durables                       700,000              672,000
      The Kroger Co., 6.15%, 1/15/20 .......             Food & Staples Retailing                  1,000,000            1,108,000


                             32 | Semiannual Report

Templeton Global Investment Trust

                                                                                                PRINCIPAL
     TEMPLETON INCOME FUND                                        INDUSTRY                       AMOUNT(f)              VALUE
     ---------------------                    ----------------------------------------------  --------------         ------------
      CORPORATE BONDS & NOTES (CONTINUED)
      UNITED STATES (CONTINUED)
      Lamar Media Corp., senior sub. note,
         7.25%, 1/01/13 ....................                       Media                             100,000         $     98,875
         6.625%, 8/15/15 ...................                       Media                             550,000              514,250
         B, 6.625%, 8/15/15                                        Media                             450,000              414,000
  (i) Lehman Brothers Holdings Inc., senior
         note, 6.20%, 9/26/14 ..............                  Capital Markets                      1,000,000              175,000
      Liberty Media Corp., senior note,
         5.70%, 5/15/13 ....................                       Media                           1,100,000            1,047,750
  (a) MacDermid Inc., senior sub. note,
         144A, 9.50%, 4/15/17 ..............                     Chemicals                         1,100,000            1,017,500
      Mariner Energy Inc., senior note,
         7.50%, 4/15/13 ....................            Oil, Gas & Consumable Fuels                1,000,000              970,000
      MarkWest Energy Partners LP, senior
         note,
            6.875%, 11/01/14 ...............            Oil, Gas & Consumable Fuels                1,000,000              945,000
            8.75%, 4/15/18 .................            Oil, Gas & Consumable Fuels                  100,000              100,000
      Merrill Lynch & Co. Inc., senior note,
         6.40%, 8/28/17 ....................          Diversified Financial Services               2,000,000            2,057,478
  (d) MetLife Inc., junior sub. note, FRN,
         6.40%, 12/15/66 ...................                     Insurance                         2,000,000            1,688,989
      MetroPCS Wireless Inc., senior note,
         9.25%, 11/01/14 ...................        Wireless Telecommunication Services            1,100,000            1,130,250
      MGM MIRAGE, senior note,
         6.625%, 7/15/15 ...................           Hotels, Restaurants & Leisure                 600,000              466,500
         7.50%, 6/01/16 ....................           Hotels, Restaurants & Leisure                 400,000              312,000
      Michaels Stores Inc., senior note,
         10.00%, 11/01/14 ..................                 Specialty Retail                      1,600,000            1,584,000
      Morgan Stanley, senior note, 6.00%,
         4/28/15 ...........................                  Capital Markets                      2,000,000            2,120,870
      Nalco Co., senior sub. note, 8.875%,
         11/15/13 ..........................                     Chemicals                         1,000,000            1,032,500
      NewPage Corp., senior secured note,
         10.00%, 5/01/12 ...................              Paper & Forest Products                    800,000              532,000
         (a) 144A, 11.375%, 12/31/14 .......              Paper & Forest Products                    400,000              395,000
      NRG Energy Inc., senior note, 7.375%,
         2/01/16 ...........................   Independent Power Producers & Energy Traders        1,600,000            1,552,000
      Owens-Brockway Glass Container Inc.,
         senior note, 7.375%, 5/15/16 ......              Containers & Packaging                     800,000              816,000
      Peabody Energy Corp., senior note, B,
         6.875%, 3/15/13 ...................            Oil, Gas & Consumable Fuels                  800,000              812,000
  (a) Petrohawk Energy Corp., senior note,
         144A, 10.50%, 8/01/14 .............            Oil, Gas & Consumable Fuels                  800,000              864,000
      Pinnacle Entertainment Inc.,
         senior sub. note,
            8.25%, 3/15/12 .................           Hotels, Restaurants & Leisure                 646,000              649,230
            7.50%, 6/15/15 .................           Hotels, Restaurants & Leisure                 700,000              623,000
      Plains Exploration & Production Co.,
         senior note, 7.625%, 6/01/18 ......            Oil, Gas & Consumable Fuels                1,100,000            1,083,500
      Quicksilver Resources Inc., senior
         note, 8.25%, 8/01/15 ..............            Oil, Gas & Consumable Fuels                1,100,000            1,078,000


                             Semiannual Report | 33

Templeton Global Investment Trust

                                                                                                PRINCIPAL
     TEMPLETON INCOME FUND                                        INDUSTRY                       AMOUNT(f)              VALUE
     ---------------------                    ----------------------------------------------  --------------         ------------
      CORPORATE BONDS & NOTES (CONTINUED)
      UNITED STATES (CONTINUED)
  (a) Qwest Corp., senior note, 144A, 8.375%,
         5/01/16 ...........................      Diversified Telecommunication Services             600,000         $    624,000
      Radio One Inc., senior sub. note,
         6.375%, 2/15/13 ...................                       Media                           1,000,000              352,500
      RBS Global & Rexnord Corp.,
         senior note, 9.50%, 8/01/14 .......                     Machinery                           700,000              682,500
         senior sub. note, 11.75%,
            8/01/16 ........................                     Machinery                           300,000              273,000
  (a) Rite Aid Corp., senior secured note,
         144A, 9.75%, 6/12/16 ..............             Food & Staples Retailing                    800,000              868,000
      Royal Caribbean Cruises Ltd.,
         senior deb., 7.25%, 3/15/18 .......           Hotels, Restaurants & Leisure                 600,000              525,000
         senior note, 11.875%, 7/15/15 .....           Hotels, Restaurants & Leisure                 200,000              226,000
      RSC Equipment Rental Inc., senior note,
         9.50%, 12/01/14 ...................         Trading Companies & Distributors              1,000,000              970,000
  (a) SandRidge Energy Inc., senior note,
         144A, 8.00%, 6/01/18 ..............            Oil, Gas & Consumable Fuels                  800,000              774,000
      Sanmina-SCI Corp.,
(a,d) senior note, 144A, FRN, 3.05%,
         6/15/14 ...........................  Electronic Equipment, Instruments & Components         600,000              543,000
      senior sub. note, 8.125%, 3/01/16 ....  Electronic Equipment, Instruments & Components         500,000              470,000
  (a) SBA Telecommunications Inc., senior
         note, 144A, 8.25%, 8/15/19 ........        Wireless Telecommunication Services              300,000              310,500
      Solo Cup Co.,
  (a)    senior secured note, 144A,
            10.50%, 11/01/13 ...............              Containers & Packaging                     200,000              214,000
         senior sub. note, 8.50%, 2/15/14 ..              Containers & Packaging                     600,000              576,000
      Starwood Hotels & Resorts Worldwide
         Inc., senior note, 6.75%,
            5/15/18 ........................           Hotels, Restaurants & Leisure                 600,000              569,250
  (i) Station Casinos Inc.,
         senior note, 7.75%, 8/15/16 .......           Hotels, Restaurants & Leisure                 600,000              183,000
         senior sub. note, 6.875%,
            3/01/16 ........................           Hotels, Restaurants & Leisure                 900,000               36,000
      SunGard Data Systems Inc.,
         senior note, 9.125%, 8/15/13 ......                    IT Services                          300,000              304,500
         senior sub. note, 10.25%,
            8/15/15 ........................                    IT Services                        1,300,000            1,332,500
      SUPERVALU Inc., senior note, 8.00%,
         5/01/16 ...........................             Food & Staples Retailing                    800,000              832,000
      Tenet Healthcare Corp., senior note,
         7.375%, 2/01/13 ...................         Health Care Providers & Services                900,000              895,500
      Tesoro Corp., senior note, 6.50%,
         6/01/17 ...........................            Oil, Gas & Consumable Fuels                1,700,000            1,547,000
      Texas Competitive Electric Holdings Co.
         LLC, senior note, A, 10.25%,
            11/01/15 .......................   Independent Power Producers & Energy Traders        1,000,000              725,000
      Time Warner Inc., 7.625%, 4/15/31 ....                       Media                           1,000,000            1,124,107
  (a) TRW Automotive Inc., senior note, 144A,
         7.25%, 3/15/17 ....................                  Auto Components                      1,000,000              885,000
      Tyson Foods Inc., senior note, 10.50%,
         3/01/14 ...........................                   Food Products                         800,000              910,000


                             34 | Semiannual Report

Templeton Global Investment Trust

                                                                                                PRINCIPAL
     TEMPLETON INCOME FUND                                        INDUSTRY                       AMOUNT(f)              VALUE
     ---------------------                    ----------------------------------------------  --------------         ------------
      CORPORATE BONDS & NOTES (CONTINUED)
      UNITED STATES (CONTINUED)
      UBS AG Stamford, senior note, 5.875%,
         12/20/17 ..........................                 Commercial Banks                      1,000,000         $  1,025,331
  (j) United Surgical Partners International
         Inc., senior sub. note, PIK, 9.25%,
            5/01/17 ........................         Health Care Providers & Services              1,000,000              955,000
(d,j) US Oncology Holdings Inc., senior note,
         PIK, FRN, 6.904%, 3/15/12 .........         Health Care Providers & Services              1,154,903            1,010,540
      Vanguard Health Holding Co. II LLC,
         senior sub. note, 9.00%,
            10/01/14 .......................         Health Care Providers & Services              1,100,000            1,127,500
      Viacom Inc., senior note, 6.875%,
         4/30/36 ...........................                       Media                           1,000,000            1,059,045
      Weatherford International Ltd., senior
         note, 6.00%, 3/15/18 ..............            Energy Equipment & Services                1,000,000            1,037,818
  (n) Wells Fargo Capital XIII, pfd., 7.70%,
         Perpetual .........................                 Commercial Banks                      1,700,000            1,504,500
      Weyerhaeuser Co., senior note, 7.375%,
         10/01/19 ..........................              Paper & Forest Products                    500,000              499,644
      The Williams Cos. Inc., senior note,
         7.625%, 7/15/19 ...................            Oil, Gas & Consumable Fuels                  600,000              649,225
(a,h) Win dstream Corp., senior note, 144A,
         7.875%, 11/01/17 ..................      Diversified Telecommunication Services             300,000              295,593
  (a) WMG Acquisition Corp., senior secured
         note, 144A, 9.50%, 6/15/16 ........                       Media                             800,000              848,000
                                                                                                                     ------------
                                                                                                                      102,796,654
                                                                                                                     ------------
      TOTAL CORPORATE BONDS & NOTES
      (COST $143,801,468) ..................                                                                          140,333,955
                                                                                                                     ------------
      FOREIGN GOVERNMENT AND AGENCY
      SECURITIES 20.6%
      ARGENTINA 0.6%
(d,o) Government of Argentina, senior bond,
         FRN, 0.943%, 8/03/12 ..............                                                      19,985,000            6,075,440
                                                                                                                     ------------
      AUSTRALIA 1.7%
      New South Wales Treasury Corp.,
         senior note, 5.50%, 3/01/17 .......                                                       5,040,000    AUD     4,355,832
      Queensland Treasury Corp.,
         13, 6.00%, 8/14/13 ................                                                       1,072,000    AUD       962,386
  (a)    144A, 7.125%, 9/18/17 .............                                                      14,180,000    NZD    10,659,869
                                                                                                                     ------------
                                                                                                                       15,978,087
      BRAZIL 4.3%
      Nota Do Tesouro Nacional,
         9.609%, 1/01/12 ...................                                                          13,415(p) BRL     7,346,771
         9.609%, 1/01/14 ...................                                                           5,000(p) BRL     2,618,494
         9.609%, 1/01/17 ...................                                                          11,425(p) BRL     5,652,875


                             Semiannual Report | 35

Templeton Global Investment Trust

                                                                                                PRINCIPAL
     TEMPLETON INCOME FUND                                                                       AMOUNT(f)              VALUE
     ---------------------                                                                    --------------         ------------
      FOREIGN GOVERNMENT AND AGENCY
      SECURITIES (CONTINUED)
      BRAZIL (CONTINUED)
      Nota Do Tesouro Nacional, (continued)
  (q)    Index Linked, 6.00%,
            5/15/15 ........................                                                           8,845(p) BRL  $  9,068,566
  (q)    Index Linked, 6.00%,
            5/15/45 ........................                                                          15,735(p) BRL    15,766,360
                                                                                                                     ------------
                                                                                                                       40,453,066
                                                                                                                     ------------
      CANADA 0.1%
      Province of Ontario, 6.25%,
         6/16/15 ...........................                                                         824,000    NZD       596,534
                                                                                                                     ------------
      EL SALVADOR 0.0%(g)
  (a) Government of El Salvador, 144A, 7.65%,
         6/15/35 ...........................                                                         100,000              100,625
                                                                                                                     ------------
      GERMANY 0.2%
      KfW Bankengruppe, senior note, 6.50%,
         11/15/11 ..........................                                                       3,218,000    NZD     2,392,026
                                                                                                                     ------------
      INDONESIA 2.8%
      Government of Indonesia,
         FR10, 13.15%, 3/15/10 .............                                                     500,000,000    IDR        53,473
         FR13, 15.425%, 9/15/10 ............                                                   1,550,000,000    IDR       172,919
         FR19, 14.25%, 6/15/13 .............                                                  10,805,000,000    IDR     1,305,114
         FR20, 14.275%, 12/15/13 ...........                                                   2,615,000,000    IDR       320,605
         FR23, 11.00%, 12/15/12 ............                                                     100,000,000    IDR        11,068
         FR25, 10.00%, 10/15/11 ............                                                   3,375,000,000    IDR       362,520
         FR26, 11.00%, 10/15/14 ............                                                     980,000,000    IDR       109,736
         FR27, 9.50%, 6/15/15 ..............                                                   4,937,000,000    IDR       521,341
         FR28, 10.00%, 7/15/17 .............                                                   4,156,000,000    IDR       441,669
         FR30, 10.75%, 5/15/16 .............                                                   3,050,000,000    IDR       339,943
         FR31, 11.00%, 11/15/20 ............                                                  15,000,000,000    IDR     1,640,747
         FR34, 12.80%, 6/15/21 .............                                                  24,487,000,000    IDR     2,961,544
         FR35, 12.90%, 6/15/22 .............                                                  10,410,000,000    IDR     1,262,800
         FR36, 11.50%, 9/15/19 .............                                                   7,315,000,000    IDR       834,266
         FR37, 12.00%, 9/15/26 .............                                                   3,350,000,000    IDR       381,195
         FR39, 11.75%, 8/15/23 .............                                                  20,415,000,000    IDR     2,296,555
         FR40, 11.00%, 9/15/25 .............                                                  34,000,000,000    IDR     3,602,694
         FR42, 10.25%, 7/15/27 .............                                                  95,460,000,000    IDR     9,501,458
         FR43, 10.25%, 7/15/22 .............                                                   3,500,000,000    IDR       356,532
         FR44, 10.00%, 9/15/24 .............                                                   3,080,000,000    IDR       304,966
         FR45, 9.75%, 5/15/37 ..............                                                   1,750,000,000    IDR       162,390
                                                                                                                     ------------
                                                                                                                       26,943,535
                                                                                                                     ------------
      IRAQ 0.1%
  (a) Government of Iraq, 144A, 5.80%,
         1/15/28 ...........................                                                       1,889,000            1,427,140
                                                                                                                     ------------
      MEXICO 3.1%
      Government of Mexico, M30, 10.00%,
         11/20/36 ..........................                                                       3,447,000(r) MXN    29,026,141
                                                                                                                     ------------


                             36 | Semiannual Report

Templeton Global Investment Trust

                                                                                                PRINCIPAL
     TEMPLETON INCOME FUND                                                                       AMOUNT(f)              VALUE
     ---------------------                                                                    --------------         ------------
      FOREIGN GOVERNMENT AND AGENCY
      SECURITIES (CONTINUED)
      PERU 0.6%
      Government of Peru,
         7.84%, 8/12/20 ....................                                                       2,190,000    PEN  $    900,194
         7.35%, 7/21/25 ....................                                                       2,340,000            2,717,793
         Series 7, 8.60%, 8/12/17 ..........                                                       4,830,000    PEN     2,079,095
                                                                                                                     ------------
                                                                                                                        5,697,082
                                                                                                                     ------------
      POLAND 1.5%
      Government of Poland,
         5.75%, 4/25/14 ....................                                                      14,635,000    PLN     5,097,057
         5.75%, 9/23/22 ....................                                                      12,900,000    PLN     4,295,387
         6.25%, 10/24/15 ...................                                                      13,260,000    PLN     4,705,714
                                                                                                                     ------------
                                                                                                                       14,098,158
                                                                                                                     ------------
      RUSSIA 0.2%
  (m) Government of Russia, senior bond,
         Reg S, 7.50%, 3/31/30 .............                                                       2,096,200            2,286,640
                                                                                                                     ------------
      SOUTH KOREA 4.7%
      Korea Treasury Bond,
         0400-1206, 4.00%, 6/10/12 .........                                                   6,452,330,000    KRW     5,430,016
         0475-1112, 4.75%, 12/10/11 ........                                                  26,705,820,000    KRW    22,870,389
         0525-1303, 5.25%, 3/10/13 .........                                                     237,640,000    KRW       205,406
         0550-1106, 5.50%, 6/10/11 .........                                                   2,446,930,000    KRW     2,119,875
         0550-1709, 5.50%, 9/10/17 .........                                                   1,676,570,000    KRW     1,439,548
         senior note, 7.125%, 4/16/19 ......                                                      10,470,000           12,327,315
                                                                                                                     ------------
                                                                                                                       44,392,549
                                                                                                                     ------------
  (s) SUPRANATIONAL 0.7%
      European Investment Bank, senior
         note, 1612/37, 6.50%, 9/10/14 .....                                                       3,750,000    NZD     2,793,038
      Inter-American Development Bank,
         senior note, 7.50%, 12/05/24 ......                                                      60,000,000    MXN     3,698,976
                                                                                                                     ------------
                                                                                                                        6,492,014
                                                                                                                     ------------
      TOTAL FOREIGN GOVERNMENT AND
         AGENCY SECURITIES
            (COST $187,080,746) ............                                                                          195,959,037
                                                                                                                     ------------
      MUNICIPAL BONDS 1.7%
      UNITED STATES 1.7%
      Chicago Waterworks Revenue, second
         lien, Refunding, FSA Insured,
            5.00%, 11/01/19 ................                                                       1,750,000            1,966,965


                             Semiannual Report | 37

Templeton Global Investment Trust

                                                                                                PRINCIPAL
     TEMPLETON INCOME FUND                                                                       AMOUNT(f)              VALUE
     ---------------------                                                                    --------------         ------------
      MUNICIPAL BONDS (CONTINUED)
      UNITED STATES (CONTINUED)
      Florida State Board of Education Lottery
         Revenue, Series B, MBIA Insured,
            5.00%,
               7/01/20 .....................                                                       1,470,000         $  1,598,213
               7/01/21 .....................                                                       1,355,000            1,462,763
               7/01/22 .....................                                                       1,600,000            1,723,920
      Illinois Finance Authority Revenue,
         Alexian Brothers Health System,
            Refunding, Series A, FSA Insured,
               5.00%, 1/01/20 ..............                                                       1,800,000            1,912,878
      JEA Water and Sewer System Revenue,
         Refunding, Series B, MBIA Insured,
            4.75%, 10/01/40 ................                                                       2,345,000            2,350,136
      Metropolitan Government of Nashville
         and Davidson County Health and
            Educational Facilities Board
               Revenue, Vanderbilt
                  University, Refunding,
                     Series A, 5.00%,
                        10/01/18 ...........                                                         800,000              948,088
                     Series B, 5.00%,
                        10/01/18 ...........                                                         600,000              711,066
      New York City Municipal Water Finance
         Authority Water and Sewer System
            Revenue, Refunding, Series C,
               4.75%, 6/15/33 ..............                                                         620,000              641,514
      Public Power Generation Agency Revenue,
         Whelan Energy Center Unit 2,
            Series A, AMBAC Insured, 5.00%,
               1/01/19 .....................                                                       1,100,000            1,238,336
      Regional Transportation District COP,
         Transit Vehicles Project, Series A,
            5.00%, 12/01/21 ................                                                       1,300,000            1,380,340
                                                                                                                     ------------
      TOTAL MUNICIPAL BONDS
         (COST $14,935,957) ................                                                                           15,934,219
                                                                                                                     ------------
      TOTAL INVESTMENTS BEFORE
         SHORT TERM INVESTMENTS
            (COST $904,313,788) ............                                                                          879,203,253
                                                                                                                     ------------

                                                                                                  SHARES
                                                                                              --------------
      SHORT TERM INVESTMENTS
      (COST $59,121,433) 6.2%
      MONEY MARKET FUNDS 6.2%
      UNITED STATES 6.2%
  (t) Institutional Fiduciary Trust Money
         Market Portfolio, 0.00% ...........                                                      59,121,433           59,121,433
                                                                                                                     ------------


                             38 | Semiannual Report

Templeton Global Investment Trust

      TEMPLETON INCOME FUND                                                                                                VALUE
      ---------------------                                                                                            ------------
      TOTAL INVESTMENTS
      (COST $963,435,221) 98.8% ......................                                                                 $938,324,686
      OTHER ASSETS, LESS LIABILITIES 1.2% ............                                                                   11,326,733
                                                                                                                       ------------
      NET ASSETS 100.0% ..............................                                                                 $949,651,419
                                                                                                                       ============

(a) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At September 30, 2009, the aggregate value of these securities was $89,978,052, representing 9.47% of net assets.

(b)  Non-income producing.

(c)  See Note 1(e) regarding equity-linked securities.

(d)  The coupon rate shown represents the rate at period end.

(e)  See Note 1(f) regarding senior floating rate interests.

(f)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(g)  Rounds to less than 0.1% of net assets.

(h) A portion or all of the security purchased on a when-issued or delayed delivery basis. See Note 1(c).

(i)  See Note 8 regarding defaulted securities.

(j)  Income may be received in additional securities and/or cash.

(k) The bond pays interest and/or principal based upon the issuer's ability to pay, which may be less than the stated interest rate or principal paydown.

(l)  See Note 11 regarding other considerations.

(m) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At September 30, 2009, the aggregate value of these securities was $7,232,238, representing 0.76% of net assets.

(n)  Perpetual security with no stated maturity date.

(o) The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

(p)  Principal amount is stated in 1000 Brazilian Real Units.

(q)  Redemption price at maturity is adjusted for inflation. See Note 1(h).

(r)  Principal amount is stated in 100 Mexican Peso Units.

(s) A supranational organization is an entity formed by two or more central governments through international treaties.

(t) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

At September 30, 2009, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

                                                               CONTRACT     SETTLEMENT   UNREALIZED    UNREALIZED
CURRENCY                COUNTERPARTY  TYPE     QUANTITY       AMOUNT(a)        DATE     APPRECIATION  DEPRECIATION
----------------------  ------------  ----  -------------  ---------------  ----------  ------------  ------------
Polish Zloty .........      DBAB      Buy       8,156,625    2,381,705 EUR    1-Oct-09  $         --  $   (648,402)
Swedish Krona ........      UBSW      Buy      57,125,412    5,798,945 EUR    2-Oct-09            --      (290,350)
Malaysian Ringgit ....      DBAB      Buy       2,848,623      802,542        9-Oct-09        20,190            --
Malaysian Ringgit ....      DBAB      Buy       1,229,347      346,246       13-Oct-09         8,747            --
Chinese Yuan .........      HSBC      Buy      14,407,458    1,528,805 EUR   15-Oct-09            --      (125,544)
Chinese Yuan .........      HSBC      Buy      14,477,722    1,548,362 EUR   16-Oct-09            --      (143,813)
Chinese Yuan .........      HSBC      Buy      19,405,471    2,083,836 EUR   19-Oct-09            --      (204,954)
Chinese Yuan .........      HSBC      Buy      11,991,000    1,732,178       21-Oct-09        25,178            --
New Zealand Dollar ...      UBSW      Sell      4,674,756    2,868,664       30-Nov-09            --      (492,597)
New Zealand Dollar ...      DBAB      Sell      4,646,596    2,859,283       30-Nov-09            --      (481,730)
New Zealand Dollar ...      CITI      Sell      2,644,624    1,625,489       30-Nov-09            --      (276,058)
Mexican Peso .........      CITI      Sell     19,266,000    1,422,107        1-Dec-09         7,044            --


                             Semiannual Report | 39

Templeton Global Investment Trust

TEMPLETON INCOME FUND

                                                               CONTRACT     SETTLEMENT   UNREALIZED    UNREALIZED
CURRENCY                COUNTERPARTY  TYPE     QUANTITY       AMOUNT(a)        DATE     APPRECIATION  DEPRECIATION
----------------------  ------------  ----  -------------  ---------------  ----------  ------------  ------------
New Zealand Dollar ...      BZWS      Sell      7,749,884    4,789,428        2-Dec-09  $         --  $   (782,167)
New Zealand Dollar ...      DBAB      Sell      2,004,236    1,219,117        2-Dec-09            --      (221,781)
New Zealand Dollar ...      FBCO      Sell        661,401      409,056        2-Dec-09            --       (66,442)
Chinese Yuan .........      HSBC      Buy      32,779,680    4,636,447       14-Dec-09       178,076            --
Chinese Yuan .........      JPHQ      Buy      16,343,472    2,318,223       14-Dec-09        82,228            --
Chinese Yuan .........      JPHQ      Buy      32,793,450    4,651,553       15-Dec-09       165,205            --
Chinese Yuan .........      HSBC      Buy      32,906,483    4,651,553       15-Dec-09       181,807            --
Malaysian Ringgit ....      JPHQ      Buy      20,033,368    5,549,409       15-Dec-09       220,553            --
Chinese Yuan .........      HSBC      Buy      28,514,713    4,051,824       16-Dec-09       136,650            --
Malaysian Ringgit ....      JPHQ      Buy      14,394,105    4,051,824       16-Dec-09        93,770            --
Chinese Yuan .........      HSBC      Buy      10,384,875    1,468,865       17-Dec-09        56,618            --
Malaysian Ringgit ....      JPHQ      Buy       5,258,537    1,468,865       17-Dec-09        45,568            --
Chinese Yuan .........      HSBC      Buy      31,233,504    4,406,595       18-Dec-09       181,642            --
Malaysian Ringgit ....      JPHQ      Buy       6,292,617    1,762,638       21-Dec-09        49,324            --
Chinese Yuan .........      HSBC      Buy       9,985,645    1,434,719       22-Dec-09        32,442            --
Malaysian Ringgit ....      HSBC      Buy       5,140,287    1,469,409       22-Dec-09        10,681            --
Mexican Peso .........      DBAB      Buy     115,926,395    8,188,338       22-Dec-09       298,930            --
Mexican Peso .........      DBAB      Sell    115,926,395    8,549,649       22-Dec-09        62,380            --
Malaysian Ringgit ....      HSBC      Buy       4,085,795    1,175,092       23-Dec-09         1,323            --
Mexican Peso .........      DBAB      Buy      48,144,023    3,411,808       23-Dec-09       112,400            --
Mexican Peso .........      DBAB      Sell     48,144,023    3,553,563       23-Dec-09        29,355            --
Mexican Peso .........      DBAB      Buy      77,193,648    5,458,892       24-Dec-09       190,922            --
Mexican Peso .........      DBAB      Sell     77,193,648    5,677,256       24-Dec-09        27,442            --
Malaysian Ringgit ....      HSBC      Buy       4,622,694    1,321,978       28-Dec-09         8,766            --
Mexican Peso .........      DBAB      Sell     20,665,000    1,514,585       28-Dec-09         3,036            --
Mexican Peso .........      DBAB      Sell     21,069,000    1,545,101       29-Dec-09         4,237            --
Malaysian Ringgit ....      DBAB      Buy       2,848,623      801,977       11-Jan-10        17,686            --
Chilean Peso .........      DBAB      Buy     844,670,000    1,337,350       28-Jan-10       212,883            --
Chilean Peso .........      DBAB      Buy   1,944,130,000    3,098,727       29-Jan-10       469,500            --
Chilean Peso .........      JPHQ      Buy     256,050,000      407,723       29-Jan-10        62,227            --
Euro .................      DBAB      Sell      2,427,000    3,430,395       29-Jan-10            --      (119,785)
Mexican Peso .........      CITI      Sell     19,451,000    1,426,863       29-Jan-10        10,707            --
New Zealand Dollar ...      UBSW      Sell      3,128,354    2,036,246       29-Jan-10            --      (203,758)
Singapore Dollar .....      HSBC      Sell     20,129,000   13,423,458       29-Jan-10            --      (857,085)
Singapore Dollar .....      BZWS      Sell      5,033,000    3,344,642       29-Jan-10            --      (226,026)
Singapore Dollar .....      UBSW      Sell      5,035,000    3,346,427       29-Jan-10            --      (225,660)
Swedish Krona ........      DBAB      Buy       1,850,000      176,434 EUR   29-Jan-10         7,505            --
Chilean Peso .........      DBAB      Buy     407,730,000      652,368        2-Feb-10        96,094            --
New Zealand Dollar ...      DBAB      Sell      2,849,281    1,440,425        2-Feb-10            --      (599,173)
Singapore Dollar .....      HSBC      Sell      5,042,000    3,355,361        2-Feb-10            --      (221,622)
Singapore Dollar .....      BZWS      Sell      2,017,000    1,341,983        2-Feb-10            --       (88,952)
Chilean Peso .........      DBAB      Buy     765,100,000    1,223,181        3-Feb-10       181,355            --
Chinese Yuan .........      DBAB      Buy      38,690,000    5,485,421        3-Feb-10       191,995            --
Singapore Dollar .....      HSBC      Sell      6,316,000    4,193,919        3-Feb-10            --      (286,864)
Indian Rupee .........      JPHQ      Buy      25,080,000      493,701        4-Feb-10        26,328            --
Singapore Dollar .....      HSBC      Sell      6,351,000    4,193,851        4-Feb-10            --      (311,740)
Singapore Dollar .....      HSBC      Sell      5,066,000    3,355,300        5-Feb-10            --      (238,655)


                             40 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

                                                               CONTRACT     SETTLEMENT   UNREALIZED    UNREALIZED
CURRENCY                COUNTERPARTY  TYPE     QUANTITY       AMOUNT(a)        DATE     APPRECIATION  DEPRECIATION
----------------------  ------------  ----  -------------  ---------------  ----------  ------------  ------------
Singapore Dollar .....      JPHQ      Sell      3,990,000    2,650,282        8-Feb-10  $         --  $   (180,288)
Singapore Dollar .....      JPHQ      Sell      5,057,000    3,358,348        9-Feb-10            --      (229,152)
Singapore Dollar .....      BZWS      Sell      2,003,700    1,343,296       11-Feb-10            --       (78,141)
Chilean Peso .........      DBAB      Buy     401,200,000      652,358       12-Feb-10        84,414            --
Malaysian Ringgit ....      DBAB      Buy      20,965,107    5,775,512       12-Feb-10       250,763            --
New Zealand Dollar ...      HSBC      Sell      1,252,857      650,734       12-Feb-10            --      (245,461)
Chilean Peso .........      DBAB      Buy     987,520,000    1,630,917       16-Feb-10       182,878            --
Chilean Peso .........      DBAB      Buy     985,820,000    1,640,300       17-Feb-10       170,446            --
Malaysian Ringgit ....      HSBC      Buy       5,278,000    1,447,415       17-Feb-10        69,464            --
Norwegian Krone ......      DBAB      Buy       1,526,000      224,207       17-Feb-10        38,489            --
Mexican Peso .........      DBAB      Sell     96,770,442    7,262,186       19-Feb-10       238,015            --
New Zealand Dollar ...      HSBC      Sell      1,672,090      836,380       22-Feb-10            --      (358,854)
Chilean Peso .........      CITI      Buy   1,689,520,000    2,788,525       26-Feb-10       315,896            --
Chilean Peso .........      DBAB      Buy     497,180,000      820,158       26-Feb-10        93,389            --
New Zealand Dollar ...      DBAB      Sell        991,691      497,333       26-Feb-10            --      (211,340)
Chilean Peso .........      DBAB      Buy     494,720,000      820,159        3-Mar-10        89,051            --
Chilean Peso .........      DBAB      Buy     803,620,000    1,312,247        4-Mar-10       164,728            --
Chilean Peso .........      DBAB      Buy     503,570,000      820,147        5-Mar-10       105,403            --
Chilean Peso .........      DBAB      Buy     474,950,000      771,988        8-Mar-10       101,065            --
Chilean Peso .........      DBAB      Buy     504,600,000      820,154        9-Mar-10       107,438            --
Swedish Krona ........      DBAB      Buy      41,000,000    3,641,693 EUR   12-Mar-10       561,231            --
Singapore Dollar .....      JPHQ      Sell      6,150,000    3,996,621       17-Mar-10            --      (365,494)
Singapore Dollar .....      DBAB      Sell      6,143,000    3,996,305       17-Mar-10            --      (360,845)
Singapore Dollar .....      DBAB      Sell      5,892,000    3,831,198       18-Mar-10            --      (347,900)
Singapore Dollar .....      DBAB      Sell      8,823,000    5,747,259       19-Mar-10            --      (510,718)
Mexican Peso .........      SBSH      Sell        530,530       39,225       22-Mar-10           887            --
Singapore Dollar .....      DBAB      Sell     11,749,000    7,662,683       22-Mar-10            --      (670,524)
Singapore Dollar .....      UBSW      Sell     10,671,000    7,025,710       23-Mar-10            --      (542,867)
Singapore Dollar .....      JPHQ      Sell      2,891,000    1,915,965       31-Mar-10            --      (134,454)
Indian Rupee .........      DBAB      Buy      36,463,000      704,681        9-Apr-10        47,128            --
Indian Rupee .........      DBAB      Buy      78,190,000    1,510,042       12-Apr-10       101,631            --
Indian Rupee .........      JPHQ      Buy      52,519,000    1,006,690       13-Apr-10        75,739            --
Indian Rupee .........      JPHQ      Buy      51,553,000    1,006,698       15-Apr-10        55,611            --
Indian Rupee .........      JPHQ      Buy      25,753,000      504,763       19-Apr-10        25,697            --
Indian Rupee .........      DBAB      Buy      18,126,000      353,333       19-Apr-10        20,026            --
Malaysian Ringgit ....      JPHQ      Buy       4,383,850    1,210,908       19-Apr-10        46,741            --
Swedish Krona ........      DBAB      Buy     123,614,356   11,351,806 EUR   19-Apr-10     1,151,295            --
Malaysian Ringgit ....      JPHQ      Buy      12,561,000    3,498,204       20-Apr-10       105,239            --
Chilean Peso .........      CITI      Buy     557,504,000      950,237       23-Apr-10        75,619            --
Malaysian Ringgit ....      JPHQ      Buy       1,600,000      437,218       23-Apr-10        21,750            --
Chilean Peso .........      CITI      Buy     544,382,000      928,726       26-Apr-10        73,005            --
Indian Rupee .........      DBAB      Buy      36,620,000      706,658       26-Apr-10        47,118            --
Chilean Peso .........      CITI      Buy     432,020,000      735,666       27-Apr-10        59,311            --
Chilean Peso .........      JPHQ      Buy     430,475,000      735,666       27-Apr-10        56,468            --
Indian Rupee .........      JPHQ      Buy       5,224,000      100,947       27-Apr-10         6,572            --
Chilean Peso .........      UBSW      Buy      86,882,000      147,133       28-Apr-10        12,743            --


                             Semiannual Report | 41

Templeton Global Investment Trust

TEMPLETON INCOME FUND

                                                               CONTRACT     SETTLEMENT   UNREALIZED    UNREALIZED
CURRENCY                COUNTERPARTY  TYPE     QUANTITY       AMOUNT(a)        DATE     APPRECIATION  DEPRECIATION
----------------------  ------------  ----  -------------  ---------------  ----------  ------------  ------------
Chilean Peso .........      CITI      Buy     693,880,000    1,177,065       28-Apr-10  $     99,779  $         --
Indian Rupee .........      JPHQ      Buy      25,919,000      504,752       28-Apr-10        28,653            --
Indian Rupee .........      JPHQ      Buy      25,944,000      504,747       30-Apr-10        29,066            --
Euro .................      DBAB      Sell        730,724    7,776,873 SEK    4-May-10        48,256            --
Malaysian Ringgit ....      JPHQ      Buy       8,952,000    2,538,134        6-May-10        28,993            --
Peruvian Nuevo Sol ...      DBAB      Buy      11,274,310    3,751,850        7-May-10       155,801            --
Swedish Krona ........      BOFA      Buy      51,264,586    4,890,726 EUR   11-May-10       210,217            --
Chilean Peso .........      DBAB      Buy     375,660,000      655,213       18-May-10        36,157            --
Malaysian Ringgit ....      JPHQ      Buy       3,200,000      901,028       18-May-10        16,360            --
Peruvian Nuevo Sol ...      DBAB      Buy       8,081,654    2,633,481       18-May-10       167,537            --
Russian Ruble ........      DBAB      Buy      41,880,160      894,128 EUR   24-May-10        11,248            --
Chilean Peso .........      DBAB      Buy      60,150,000      107,757       26-May-10         2,950            --
Chilean Peso .........      CITI      Buy      17,180,000       30,789       26-May-10           832            --
Peruvian Nuevo Sol ...      CITI      Buy       2,186,000      718,488       26-May-10        39,144            --
Chilean Peso .........      DBAB      Buy      77,490,000      137,150       28-May-10         5,474            --
Chilean Peso .........      CITI      Buy      77,510,000      137,137       28-May-10         5,524            --
Chilean Peso .........      CITI      Buy      30,910,000       54,854        1-Jun-10         2,039            --
Indian Rupee .........      DBAB      Buy      49,615,000    1,010,921        1-Jun-10         6,717            --
Indian Rupee .........      HSBC      Buy       1,471,000       30,330        2-Jun-10            --          (162)
Indian Rupee .........      HSBC      Buy       7,279,000      151,646        3-Jun-10            --        (2,378)
Indian Rupee .........      HSBC      Buy      48,585,000    1,010,924        4-Jun-10            --       (14,706)
Polish Zloty .........      DBAB      Buy       9,659,000    2,123,277 EUR    4-Jun-10       194,996            --
Indian Rupee .........      DBAB      Buy      24,293,000      505,472        7-Jun-10            --        (7,501)
Polish Zloty .........      DBAB      Buy       9,138,000    1,990,720 EUR    7-Jun-10       210,243            --
Indian Rupee .........      DBAB      Buy      12,253,000      254,212        8-Jun-10            --        (3,067)
Indian Rupee .........      HSBC      Buy       9,755,000      202,176        8-Jun-10            --        (2,232)
Polish Zloty .........      CITI      Buy       3,667,000      796,177 EUR    8-Jun-10        88,210            --
Indian Rupee .........      DBAB      Buy       9,894,000      203,371       10-Jun-10            --          (618)
Indian Rupee .........      BZWS      Buy      14,796,000      305,072       11-Jun-10            --        (1,895)
Indian Rupee .........      HSBC      Buy       9,915,000      203,385       11-Jun-10            --          (221)
Indian Rupee .........      DBAB      Buy      24,766,000      508,438       16-Jun-10            --        (1,220)
Indian Rupee .........      DBAB      Buy      22,559,000      457,586       21-Jun-10         4,204            --
Indian Rupee .........      JPHQ      Buy      25,600,000      519,270       22-Jun-10         4,719            --
Indian Rupee .........      DBAB      Buy      38,739,000      778,908       24-Jun-10        13,858            --
Indian Rupee .........      HSBC      Buy      26,015,000      519,261       25-Jun-10        13,065            --
Malaysian Ringgit ....      CITI      Buy       5,445,951    1,537,753       25-Jun-10        22,096            --
Peruvian Nuevo Sol ...      DBAB      Buy       4,738,000    1,547,102       28-Jun-10        94,871            --
Malaysian Ringgit ....      DBAB      Buy      15,109,723    4,259,860       29-Jun-10        67,562            --
Malaysian Ringgit ....      HSBC      Buy      24,035,711    6,771,577       29-Jun-10       112,247            --
Malaysian Ringgit ....      JPHQ      Buy      16,592,059    4,675,795       29-Jun-10        76,168            --
Indian Rupee .........      JPHQ      Buy      25,740,000      519,266        9-Jul-10         6,806            --
Indian Rupee .........      DBAB      Buy      25,719,000      519,261        9-Jul-10         6,382            --
Malaysian Ringgit ....      DBAB      Buy       2,245,699      631,648        9-Jul-10        11,407            --
Indian Rupee .........      JPHQ      Buy      15,627,000      311,555       12-Jul-10         7,748            --
Indian Rupee .........      DBAB      Buy      12,995,000      259,640       12-Jul-10         5,884            --
Malaysian Ringgit ....      DBAB      Buy       2,846,638      797,862       12-Jul-10        17,229            --


                             42 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

                                                               CONTRACT     SETTLEMENT   UNREALIZED    UNREALIZED
CURRENCY                COUNTERPARTY  TYPE     QUANTITY       AMOUNT(a)        DATE     APPRECIATION  DEPRECIATION
----------------------  ------------  ----  -------------  ---------------  ----------  ------------  ------------
Malaysian Ringgit ....      JPHQ      Buy         970,000      270,233       13-Jul-10  $      7,507  $         --
Malaysian Ringgit ....      DBAB      Buy       7,869,000    2,187,048       16-Jul-10        65,962            --
Malaysian Ringgit ....      DBAB      Buy      12,411,000    3,475,692       20-Jul-10        77,511            --
Malaysian Ringgit ....      DBAB      Buy      15,092,000    4,262,073       23-Jul-10        58,458            --
Malaysian Ringgit ....      JPHQ      Buy      15,868,000    4,469,859       27-Jul-10        72,507            --
New Zealand Dollar ...      DBAB      Sell      7,759,072    4,992,963       30-Jul-10            --      (486,084)
New Zealand Dollar ...      DBAB      Sell      7,729,554    4,965,079        3-Aug-10            --      (491,285)
New Zealand Dollar ...      BZWS      Sell      3,025,798    1,942,562        3-Aug-10            --      (193,377)
New Zealand Dollar ...      DBAB      Sell      3,062,372    1,956,550        4-Aug-10            --      (205,026)
New Zealand Dollar ...      BZWS      Sell      1,524,584      978,783        4-Aug-10            --       (97,345)
New Zealand Dollar ...      HSBC      Sell      9,096,000    5,883,293        5-Aug-10            --      (536,577)
New Zealand Dollar ...      CITI      Sell      7,676,080    5,012,672        5-Aug-10            --      (405,032)
New Zealand Dollar ...      DBAB      Sell      2,277,116    1,484,224        5-Aug-10            --      (122,943)
New Zealand Dollar ...      CITI      Sell      3,006,116    1,964,542        6-Aug-10            --      (156,967)
New Zealand Dollar ...      FBCO      Sell      1,500,277      977,056        6-Aug-10            --       (81,737)
New Zealand Dollar ...      CITI      Sell      2,966,178    1,950,143        9-Aug-10            --      (142,652)
New Zealand Dollar ...      DBAB      Sell      2,979,562    1,959,956        9-Aug-10            --      (142,283)
New Zealand Dollar ...      FBCO      Sell      2,932,345    1,932,269        9-Aug-10            --      (136,656)
New Zealand Dollar ...      FBCO      Sell      2,937,488    1,950,874       11-Aug-10            --      (121,330)
New Zealand Dollar ...      DBAB      Sell     10,528,075    6,855,182       12-Aug-10            --      (571,056)
New Zealand Dollar ...      DBAB      Sell      3,595,000    2,333,515       13-Aug-10            --      (202,094)
New Zealand Dollar ...      DBAB      Sell      3,792,000    2,503,099       16-Aug-10            --      (170,782)
Brazilian Real .......      DBAB      Buy       1,855,000   90,091,785 JPY   17-Aug-10            --       (23,217)
Japanese Yen .........      UBSW      Sell    257,607,000    2,715,769       17-Aug-10            --      (166,269)
Brazilian Real .......      DBAB      Buy       1,371,000   66,013,650 JPY   18-Aug-10            --       (10,940)
Japanese Yen .........      JPHQ      Sell    128,008,000    1,357,887       18-Aug-10            --       (74,272)
Brazilian Real .......      DBAB      Buy       2,056,000   96,644,336 JPY   19-Aug-10         9,645            --
Japanese Yen .........      HSBC      Sell    127,414,000    1,354,315       19-Aug-10            --       (71,237)
Japanese Yen .........      DBAB      Sell    127,899,000    1,354,317       20-Aug-10            --       (76,701)
Japanese Yen .........      BZWS      Sell    127,736,000    1,356,325       20-Aug-10            --       (72,870)
Japanese Yen .........      CITI      Sell    255,214,000    2,712,662       23-Aug-10            --      (143,079)
Japanese Yen .........      FBCO      Sell    253,342,000    2,712,659       23-Aug-10            --      (122,135)
Japanese Yen .........      JPHQ      Sell    254,671,000    2,712,657       24-Aug-10            --      (137,087)
Japanese Yen .........      BZWS      Sell    253,823,000    2,712,654       24-Aug-10            --      (127,601)
New Zealand Dollar ...      FBCO      Sell      2,694,955    1,776,999       24-Aug-10            --      (122,036)
Japanese Yen .........      DBAB      Sell    126,234,000    1,356,334       25-Aug-10            --       (56,251)
New Zealand Dollar ...      DBAB      Sell      2,682,000    1,792,917       27-Aug-10            --       (96,513)
Brazilian Real .......      DBAB      Buy       1,373,000   64,150,679 JPY   31-Aug-10         8,679            --
Japanese Yen .........      JPHQ      Sell    126,519,000    1,356,328        1-Sep-10            --       (59,721)
Brazilian Real .......      DBAB      Buy       2,059,000   95,201,983 JPY    2-Sep-10        23,690            --
Japanese Yen .........      HSBC      Sell    125,193,000    1,356,326        2-Sep-10            --       (44,921)
Japanese Yen .........      HSBC      Sell    188,553,000    2,034,496        9-Sep-10            --       (76,330)
Japanese Yen .........      HSBC      Sell    187,906,000    2,034,495       10-Sep-10            --       (69,146)
Japanese Yen .........      DBAB      Sell    172,109,000    1,874,907       10-Sep-10            --       (51,884)
Japanese Yen .........      UBSW      Sell    142,968,000    1,562,424       13-Sep-10            --       (38,262)
Brazilian Real .......      DBAB      Buy       3,088,000  143,985,102 JPY   15-Sep-10        16,931            --


                             Semiannual Report | 43

Templeton Global Investment Trust

TEMPLETON INCOME FUND

                                                               CONTRACT     SETTLEMENT   UNREALIZED    UNREALIZED
CURRENCY                COUNTERPARTY  TYPE     QUANTITY       AMOUNT(a)        DATE     APPRECIATION  DEPRECIATION
----------------------  ------------  ----  -------------  ---------------  ----------  ------------  ------------
Japanese Yen .........      HSBC      Sell    113,747,000    1,249,940       15-Sep-10  $         --  $    (23,655)
Japanese Yen .........      UBSW      Sell    169,418,000    1,874,902       15-Sep-10            --       (22,026)
Japanese Yen .........      BZWS      Sell    112,488,000    1,249,936       15-Sep-10            --        (9,562)
Japanese Yen .........      HSBC      Sell    168,723,000    1,874,908       16-Sep-10            --       (14,290)
Japanese Yen .........      DBAB      Sell     56,560,000      624,972       16-Sep-10            --        (8,332)
Euro .................      BZWS      Sell        587,300      864,711       20-Sep-10         5,930            --
Japanese Yen .........      JPHQ      Sell    113,119,000    1,249,934       21-Sep-10            --       (16,840)
Japanese Yen .........      HSBC      Sell     56,085,000      624,972       21-Sep-10            --        (3,101)
Euro .................      UBSW      Sell      3,831,196    5,617,415       23-Sep-10        15,253            --
Swedish Krona ........      UBSW      Buy       4,000,000      393,426 EUR   23-Sep-10            --          (877)
Euro .................      JPHQ      Sell      1,685,713    2,495,867       24-Sep-10        30,937            --
Japanese Yen .........      JPHQ      Sell     71,645,000      791,701       24-Sep-10            --       (10,689)
Japanese Yen .........      JPHQ      Sell      7,125,000       79,175       27-Sep-10            --          (628)
Japanese Yen .........      JPHQ      Sell     35,655,000      396,211       28-Sep-10            --        (3,153)
Japanese Yen .........      JPHQ      Sell     59,426,000      660,362       29-Sep-10            --        (5,273)
Polish Zloty .........      DBAB      Buy       8,156,625    1,895,787 EUR    4-Oct-10            --       (39,248)
                                                                                        ------------  ------------
   Unrealized appreciation (depreciation) ............................................    10,311,496  $(17,444,568)
                                                                                        ------------  ------------
      Net unrealized appreciation (depreciation) .....................................                $ (7,133,072)
                                                                                                      ============

(a)  In U.S. dollars unless otherwise indicated.

At September 30, 2009, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

                         PAY/RECEIVE   FIXED                                  NOTIONAL      EXPIRATION   UNREALIZED    UNREALIZED
COUNTERPARTY            FLOATING RATE   RATE         FLOATING RATE             AMOUNT          DATE     APPRECIATION  DEPRECIATION
----------------------  -------------  -----   ------------------------  -----------------  ----------  ------------  ------------
MLCO                         Pay       7.094%  Tasa Nominal Annual Rate  7,800,000,000 CLP     6/16/18   $2,129,186        $--
                                                                                                         ----------        ---
   Unrealized appreciation (depreciation) ............................................................    2,129,186         --
                                                                                                         ----------        ---
      Net unrealized appreciation (depreciation) .....................................................   $2,129,186        $--
                                                                                                         ==========        ===

See Abbreviations on page 63.

   The accompanying notes are an integral part of these financial statements.


                             44 | Semiannual Report

Templeton Global Investment Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2009 (unaudited)

                                                                                              TEMPLETON
                                                                                             INCOME FUND
                                                                                           --------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ......................................................   $  904,313,788
      Cost - Sweep Money Fund (Note 7) .................................................       59,121,433
                                                                                           --------------
      Total cost of investments ........................................................   $  963,435,221
                                                                                           ==============
      Value - Unaffiliated issuers .....................................................   $  879,203,253
      Value - Sweep Money Fund (Note 7) ................................................       59,121,433
                                                                                           --------------
      Total value of investments .......................................................      938,324,686
   Cash ................................................................................        4,752,577
   Cash on deposit with brokers ........................................................        2,410,000
   Foreign currency, at value (cost $293,994) ..........................................          293,994
   Receivables:
      Investment securities sold .......................................................        6,809,560
      Capital shares sold ..............................................................        4,131,877
      Dividends and interest ...........................................................        8,749,890
   Unrealized appreciation on forward exchange contracts ...............................       10,311,496
   Unrealized appreciation on swap contracts ...........................................        2,129,186
   Other assets                                                                                       585
                                                                                           --------------
         Total assets ..................................................................      977,913,851
                                                                                           --------------
Liabilities:
   Payables:
      Investment securities purchased ..................................................        5,161,893
      Capital shares redeemed ..........................................................        1,922,810
      Affiliates .......................................................................        1,197,759
   Due to brokers ......................................................................        2,080,000
   Unrealized depreciation on forward exchange contracts ...............................       17,444,568
   Accrued expenses and other liabilities ..............................................          455,402
                                                                                           --------------
         Total liabilities .............................................................       28,262,432
                                                                                           --------------
            Net assets, at value .......................................................   $  949,651,419
                                                                                           ==============
Net assets consist of:
   Paid-in capital .....................................................................   $1,092,073,826
   Distributions in excess of net investment income ....................................       (4,423,996)
   Net unrealized appreciation (depreciation) ..........................................      (32,120,079)
   Accumulated net realized gain (loss) ................................................     (105,878,332)
                                                                                           --------------
            Net assets, at value .......................................................   $  949,651,419
                                                                                           ==============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 45

Templeton Global Investment Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
September 30, 2009 (unaudited)

                                                                                              TEMPLETON
                                                                                             INCOME FUND
                                                                                           --------------
CLASS A:
   Net assets, at value ................................................................   $  565,388,999
                                                                                           --------------
   Shares outstanding ..................................................................      223,451,105
                                                                                           --------------
   Net asset value per share(a) ........................................................   $         2.53
                                                                                           --------------
   Maximum offering price per share (net asset value per share /95.75%) ................   $         2.64
                                                                                           --------------
CLASS C:
   Net assets, at value ................................................................   $  343,622,149
                                                                                           --------------
   Shares outstanding ..................................................................      135,923,617
                                                                                           --------------
   Net asset value and maximum offering price per share(a) .............................   $         2.53
                                                                                           --------------
CLASS R:
   Net assets, at value ................................................................   $    1,852,943
                                                                                           --------------
   Shares outstanding ..................................................................          730,847
                                                                                           --------------
   Net asset value and maximum offering price per share ................................   $         2.54
                                                                                           --------------
ADVISOR CLASS:
   Net assets, at value ................................................................   $   38,787,328
                                                                                           --------------
   Shares outstanding ..................................................................       15,295,755
                                                                                           --------------
   Net asset value and maximum offering price per share ................................   $         2.54
                                                                                           --------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.


   The accompanying notes are an integral part of these financial statements.


                             46 | Semiannual Report

Templeton Global Investment Trust

STATEMENT OF OPERATIONS
for the six months ended September 30, 2009 (unaudited)

                                                                                              TEMPLETON
                                                                                             INCOME FUND
                                                                                           --------------
Investment income:
   Dividends: (net of foreign taxes of $634,851)
      Unaffiliated issuers .............................................................   $    9,222,015
      Sweep Money Fund (Note 7) ........................................................            4,677
   Interest (net of foreign taxes of $336,368) .........................................       15,592,224
                                                                                           --------------
         Total investment income .......................................................       24,818,916
                                                                                           --------------
Expenses:
   Management fees (Note 3a) ...........................................................        2,310,361
   Administrative fees (Note 3b) .......................................................          823,358
   Distribution fees: (Note 3c)
      Class A ..........................................................................          618,465
      Class C ..........................................................................          979,557
      Class R ..........................................................................            3,396
   Transfer agent fees (Note 3e) .......................................................          492,135
   Custodian fees (Note 4) .............................................................          155,149
   Reports to shareholders .............................................................           77,035
   Registration and filing fees ........................................................           68,250
   Professional fees ...................................................................           42,771
   Trustees' fees and expenses .........................................................           41,136
   Other ...............................................................................           26,171
                                                                                           --------------
         Total expenses ................................................................        5,637,784
         Expense reductions (Note 4) ...................................................           (5,739)
         Expenses waived/paid by affiliates (Note 3f) ..................................         (122,337)
                                                                                           --------------
            Net expenses ...............................................................        5,509,708
                                                                                           --------------
               Net investment income ...................................................       19,309,208
                                                                                           --------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ......................................................................      (11,572,902)
      Foreign currency transactions ....................................................        8,849,205
      Swap contracts ...................................................................        3,101,872
                                                                                           --------------
            Net realized gain (loss) ...................................................          378,175
                                                                                           --------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ......................................................................      209,684,979
      Translation of other assets and liabilities denominated in foreign currencies ....      (30,196,809)
                                                                                           --------------
            Net change in unrealized appreciation (depreciation) .......................      179,488,170
                                                                                           --------------
   Net realized and unrealized gain (loss) .............................................      179,866,345
                                                                                           --------------
   Net increase (decrease) in net assets resulting from operations .....................   $  199,175,553
                                                                                           ==============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 47

Templeton Global Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   TEMPLETON INCOME FUND
                                                                                            -----------------------------------
                                                                                             SIX MONTHS ENDED
                                                                                            SEPTEMBER 30, 2009     YEAR ENDED
                                                                                                (UNAUDITED)       MARCH 31,2009
                                                                                            ------------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .............................................................       $ 19,309,208     $   45,435,444
      Net realized gain (loss) from investments, foreign currency transactions and
         swap contracts .................................................................            378,175        (69,072,115)
      Net change in unrealized appreciation (depreciation) on investments and translation
         of other assets and liabilities denominated in foreign currencies ..............        179,488,170       (199,524,811)
                                                                                                ------------     --------------
         Net increase (decrease) in net assets resulting from operations ................        199,175,553       (223,161,482)
                                                                                                ------------     --------------
Distributions to shareholders from:
   Net investment income:
   Class A ..............................................................................         (8,124,279)       (47,180,939)
   Class C ..............................................................................         (4,359,012)       (29,643,643)
   Class R ..............................................................................            (22,105)          (121,172)
   Advisor Class ........................................................................           (510,911)        (2,272,450)
                                                                                                ------------     --------------
Total distributions to shareholders .....................................................        (13,016,307)       (79,218,204)
                                                                                                ------------     --------------
Capital share transactions: (Note2)
   Class A ..............................................................................         38,274,211        (17,329,042)
   Class C ..............................................................................         17,824,583        (11,872,373)
   Class R ..............................................................................            480,823            191,704
   Advisor Class ........................................................................         14,047,493          3,428,397
                                                                                                ------------     --------------
Total capital share transactions ........................................................         70,627,110        (25,581,314)
                                                                                                ------------     --------------
Redemption fees .........................................................................                 --              1,092
                                                                                                ------------     --------------
            Net increase (decrease) in net assets .......................................        256,786,356       (327,959,908)
Net assets
   Beginning of period ..................................................................        692,865,063      1,020,824,971
                                                                                                ------------     --------------
   End of period ........................................................................       $949,651,419     $  692,865,063
                                                                                                ------------     --------------
Distribution in excess of net investment income included in net assets:
   End of period ........................................................................       $ (4,423,996)    $  (10,716,897)
                                                                                                ============     ==============

   The accompanying notes are an integral part of these financial statements.


                             48 | Semiannual Report

Templeton Global Investment Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

TEMPLETON INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Investments Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of four separate funds. The Templeton Income Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities and municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple


                             Semiannual Report | 49

Templeton Global Investment Trust

TEMPLETON INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis, to determine current value.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.


                             50 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A DELAYED DELIVERY BASIS

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.


                             Semiannual Report | 51

Templeton Global Investment Trust

TEMPLETON INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

The Fund enters into forward exchange contracts in order to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contacts, cash or securities may be required to be deposited as collateral.

The Fund generally enters into interest rate swap contracts in order to manage interest rate risk. An interest rate swap is an agreement between the Fund and counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Pursuant to the terms of the interest rate swap contract, cash or securities may be required to be deposited as collateral. Any cash received may be invested according to the Fund's investment objectives.

See Note 10 regarding other derivative information.

E. EQUITY-LINKED SECURITIES

The Fund may invest in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

F. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.


                             52 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of September 30, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds provide an inflation hedge through periodic increases or decreases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.


                             Semiannual Report | 53

Templeton Global Investment Trust

TEMPLETON INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any Fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

K. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At September 30, 2009, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                               SIX MONTHS ENDED                 YEAR ENDED
                                                              SEPTEMBER 30, 2009              MARCH 31, 2009
                                                          --------------------------   ----------------------------
                                                             SHARES        AMOUNT         SHARES         AMOUNT
                                                          -----------   ------------   ------------   -------------
CLASS A SHARES:
   Shares sold ........................................    40,965,818   $ 94,560,384     90,524,818   $ 215,547,312
   Shares issued in reinvestment of distributions .....     2,780,264      6,572,319     16,770,582      36,386,594
   Shares redeemed ....................................   (27,077,324)   (62,858,492)  (113,965,278)   (269,262,948)
                                                          -----------   ------------   ------------   -------------
   Net increase (decrease) ............................    16,668,758   $ 38,274,211     (6,669,878)  $ (17,329,042)
                                                          ===========   ============   ============   =============


                             54 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                               SIX MONTHS ENDED                 YEAR ENDED
                                                              SEPTEMBER 30, 2009              MARCH 31, 2009
                                                          --------------------------   ----------------------------
                                                             SHARES        AMOUNT         SHARES         AMOUNT
                                                          -----------   ------------   ------------   -------------
CLASS C SHARES:
   Shares sold ........................................    20,617,523   $ 47,948,723     44,712,310   $ 105,818,866
   Shares issued in reinvestment of distributions .....     1,358,974      3,211,316      9,613,190      20,709,597
   Shares redeemed ....................................   (14,379,512)   (33,335,456)   (59,998,004)   (138,400,836)
                                                          -----------   ------------   ------------   -------------
   Net increase (decrease) ............................     7,596,985   $ 17,824,583     (5,672,504)  $ (11,872,373)
                                                          ===========   ============   ============   =============
CLASS R SHARES:
   Shares sold ........................................       211,655   $    505,299        279,569   $     677,082
   Shares issued in reinvestment of distributions .....         8,092         19,298         47,941         102,364
   Shares redeemed ....................................       (20,228)       (43,774)      (256,963)       (587,742)
                                                          -----------   ------------   ------------   -------------
   Net increase (decrease) ............................       199,519   $    480,823         70,547   $     191,704
                                                          ===========   ============   ============   =============
ADVISOR CLASS SHARES:
   Shares sold ........................................     7,126,390   $ 16,672,863      5,745,079   $  13,775,325
   Shares issued in reinvestment of distributions .....       157,669        375,156        872,637       1,858,659
   Shares redeemed ....................................    (1,283,161)    (3,000,526)    (5,348,410)    (12,205,587)
                                                          -----------   ------------   ------------   -------------
   Net increase (decrease) ............................     6,000,898   $ 14,047,493      1,269,306   $   3,428,397
                                                          ===========   ============   ============   =============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      ----------------------
Templeton Global Advisers Limited (TGAL)                        Investment manager
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                             Semiannual Report | 55

Templeton Global Investment Trust

TEMPLETON INCOME FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   -----------------------------------------------------
       0.625%         Up to and including $500 million
       0.525%         Over $500 million, up to and including $1 billion
       0.475%         Over $1 billion, up to and including $1.5 billion
       0.425%         Over $1.5 billion, up to and including $6.5 billion
       0.400%         Over $6.5 billion, up to and including $11.5 billion
       0.378%         Over $11.5 billion, up to and including $16.5 billion
       0.365%         Over $16.5 billion, up to and including $19.0 billion
       0.355%         Over $19.0 billion, up to and including $21.5 billion
       0.345%         In excess of $21.5 billion

Under a subadvisory agreement, Advisers provides subadvisory services to the Fund and receives from TGAL fees based on the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ...........   0.25%
Class C ...........   0.65%
Class R ...........   0.50%


                             56 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to unaffiliated broker/dealers ...   $143,404
Contingent deferred sales charges retained ......................................   $  9,951

E. TRANSFER AGENT FEES

For the period ended September 30, 2009, the Fund paid transfer agent fees of $492,135 of which $298,551 was retained by Investor Services.

F. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and TGAL have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding distribution fees and acquired Fund fees and expenses) for each class of the Fund do not exceed 0.95% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until July 31, 2010.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended September 30, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At March 31, 2009, the Fund had tax basis capital losses of $73,862,472 expiring in 2017.

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At March 31, 2009, the Fund deferred realized capital losses and realized currency losses of $23,324,258, and $8,784,034, respectively.


                             Semiannual Report | 57

Templeton Global Investment Trust

TEMPLETON INCOME FUND

5. INCOME TAXES (CONTINUED)

At September 30, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ..........................   $963,628,355
                                                 ------------
Unrealized appreciation ......................   $ 70,144,428
Unrealized depreciation ......................    (95,448,097)
                                                 ------------
Net unrealized appreciation (depreciation) ...   $(25,303,669)
                                                 ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, swaps, bond discounts and premiums, payments-in-kind, inflation related adjustments on foreign securities, tax straddles, and equity-linked securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, swaps, bond discounts and premiums, payments-in-kind, tax straddles, and equity-linked securities.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended September 30, 2009, aggregated $225,993,974 and $140,299,035, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                             58 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund had 41.19% of its portfolio invested in high yield or senior secured floating rate notes rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At September 30, 2009, the aggregate value of these securities was $8,070,610, representing 0.85% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. OTHER DERIVATIVE INFORMATION

At September 30, 2009, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

                                              ASSET DERIVATIVES                        LIABILITY DERIVATIVES
                                 ------------------------------------------  -----------------------------------------
DERIVATIVE CONTRACTS
NOT ACCOUNTED FOR AS                STATEMENT OF ASSETS AND      FAIR VALUE     STATEMENT OF ASSETS AND     FAIR VALUE
HEDGING INSTRUMENTS                   LIABILITIES LOCATION         AMOUNT        LIABILITIES LOCATION         AMOUNT
--------------------             -----------------------------  -----------  ----------------------------  -----------
Interest rate contracts ......   Unrealized appreciation on                  Unrealized depreciation on
                                    swap contracts              $ 2,129,186     swap contracts             $        --
Foreign exchange contracts ...   Unrealized appreciation on
                                    forward exchange contracts   10,311,496  Unrealized depreciation on
                                                                            forward exchange contracts      17,444,568


                             Semiannual Report | 59

Templeton Global Investment Trust

TEMPLETON INCOME FUND

10. OTHER DERIVATIVE INFORMATION (CONTINUED)

For the period ended September 30, 2009, the effect of derivative contracts on the Fund's Statement of Operations was as follows:

                                                                                        UNREALIZED
                                                                   REALIZED GAIN       APPRECIATION         AVERAGE
                                                                   (LOSS) FOR THE   (DEPRECIATION) FOR      AMOUNT
DERIVATIVE CONTRACTS                                                PERIOD ENDED     THE PERIOD ENDED     OUTSTANDING
NOT ACCOUNTED FOR AS                   STATEMENT OF                 SEPTEMBER 30,      SEPTEMBER 30,      DURING THE
HEDGING INSTRUMENTS                OPERATIONS LOCATIONS                 2009               2009             PERIOD(a)
-----------------------   --------------------------------------   --------------   ------------------   -------------
Interest rate             Net realized gain (loss) from swap
   contracts ..........      contracts/Net change in unrealized
                             appreciation (depreciation) on
                             investments                            $ 3,101,872       $ (6,808,726)      $ 40,697,903
Foreign exchange
   contracts ..........   Net realized gain (loss) from foreign
                             currency transactions/Net change in
                             unrealized appreciation (depreciation)
                             on investments                          (8,939,927)       (28,439,943)       486,628,870

(a) Represents the average notional amount outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted into U.S. dollars.

See Note 1(d) regarding derivative financial instruments.

11. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund's Investment Manager, may serve from time to time as members of bondholders' steering committees or official creditors' committees. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.


                             60 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

12. CREDIT FACILITY

Effective January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Fund incurred commitment fees of $919 of its pro rata portion of the Global Credit Facility, which is reflected in Other expenses on the Statement of Operations. During the period ended September 30, 2009, the Fund did not utilize the Global Credit Facility.

13. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.


                             Semiannual Report | 61

Templeton Global Investment Trust

TEMPLETON INCOME FUND

13. FAIR VALUE MEASUREMENTS (CONTINUED)

The following is a summary of the inputs used as of September 30, 2009, in valuing the Fund's assets carried at fair value.

                                                              LEVEL 1       LEVEL 2       LEVEL 3       TOTAL
                                                           ------------   ------------   ---------   ------------
ASSETS:
   Investments in Securities
   Equity Investments:(a)
      All Other Equity Investments(b) ..................   $432,983,697   $         --       $--     $432,983,697
      Metals & Mining ..................................      9,575,299      5,547,856        --       15,123,155
   Equity Linked Securities ............................             --     31,147,459        --       31,147,459
   Senior Floating Rate Interests ......................             --     47,721,731        --       47,721,731
   Corporate Bonds & Notes .............................             --    140,333,955        --      140,333,955
   Foreign Government and Agency Securities ............             --    195,959,037        --      195,959,037
   Municipal Bonds .....................................             --     15,934,219        --       15,934,219
   Short Term Investments ..............................     59,121,433             --        --       59,121,433
                                                           ------------   ------------       ----    ------------
      Total Investments in Securities ..................   $501,680,429   $436,644,257       $--     $938,324,686
                                                           ============   ============       ====    ============
   Forward Exchange Contracts ..........................   $         --   $ 10,311,496       $--     $ 10,311,496
   Swap Contracts ......................................             --      2,129,186        --        2,129,186
LIABILITIES:
   Forward Exchange Contracts ..........................   $         --   $ 17,444,568       $--     $ 17,444,568

(a)  Includes common and preferred stock as well as other equity investments.

(b) For detailed industry descriptions, see the accompanying Statement of Investments.

14. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through November 18, 2009, the issuance date of the financial statements and determined that no events have occurred that require disclosure.


                             62 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

ABBREVIATIONS

COUNTERPARTY
BOFA    -   Bank of America N.A.
BZWS    -   Barclays Bank PLC
CITI    -   Citibank N.A.
DBAB    -   Deutsche Bank AG
FBCO    -   Credit Suisse International
HSBC    -   HSBC Bank USA
JPHQ    -   JPMorgan Chase Bank, N.A.
MLCO    -   Merrill Lynch Capital Services, Inc.
SBSH    -   Citigroup Global Markets Inc.
UBSW    -   UBS AG

CURRENCY
AUD     -   Australian Dollar
BRL     -   Brazilian Real
CLP     -   Chilean Peso
EUR     -   Euro
IDR     -   Indonesian Rupiah
JPY     -   Japanese Yen
KRW     -   South Korean Won
MXN     -   Mexican Peso
NZD     -   New Zealand Dollar
PEN     -   Peruvian Nuevo Sol
PLN     -   Polish Zloty
SEK     -   Swedish Krona

SELECTED PORTFOLIO
ADR     -   American Depository Receipt
AMBAC   -   American Municipal Bond Assurance Corp.
COP     -   Certificate of Participation
FRN     -   Floating Rate Note
FSA     -   Financial Security Assurance Inc.
MBIA    -   Municipal Bond Investors Assurance Corp. (effective February 18,
            2009, MBIA spun-off and established National Public Financial
            Guarantee Corp. as a subsidiary under MBIA)
MTN     -   Medium Term Note
PIK     -   Payment-In-Kind
REIT    -   Real Estate Investment Trust


                             Semiannual Report | 63

Templeton Global Investment Trust

SHAREHOLDER INFORMATION

TEMPLETON INCOME FUND

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             64 | Semiannual Report

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800)342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR
BEEPING TONE.

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government
Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)

NATIONAL

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund


STATE-SPECIFIC

Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance
Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

One Franklin Parkway
San Mateo, CA 94403-1906

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Log onto franklintempleton.com and click "My Profile"

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON INCOME FUND

INVESTMENT MANAGER

Templeton Global Advisors Limited

SUBADVISOR

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager or subadvisor. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

425 S200911/09


SEPTEMBER 30, 2009

SEMIANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Templeton Global Investment Trust

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com
and click "My Profile"

                                    (GRAPHIC)

                                                                   INTERNATIONAL

                           TEMPLETON EMERGING MARKETS
                                 SMALL CAP FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                       Fraklin - TEMPLETON - Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--
                            Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)


                        Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1
SEMIANNUAL REPORT
Templeton Emerging Markets Small Cap Fund .................................    3
Performance Summary .......................................................    8
Your Fund's Expenses ......................................................   11
Financial Highlights and Statement of Investments .........................   13
Financial Statements ......................................................   21
Notes to Financial Statements .............................................   25
Shareholder Information ...................................................   35

Shareholder Letter

Dear Shareholder:

During the six months ended September 30, 2009, hopes ran high for a sustainable and broadening global recovery due to improving credit and economic conditions. The global equity rally that began in March pressed on throughout the reporting period, pushing emerging markets to outperform their developed markets counterparts. Emerging markets, as measured by the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index, delivered a +63.21% total return for the period.(1)

Templeton Emerging Markets Small Cap Fund's semiannual report goes into greater detail about prevailing conditions during the period under review. In addition, you will find performance data, financial information and a discussion about investment management decisions. Please remember that all securities markets fluctuate, as do mutual fund share prices.

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      Not part of the semiannual report | 1

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 50 years ago. As always, we encourage you to discuss your goals with your financial advisor who can address concerns about volatility and diversification, periodically review your overall portfolio and help you stay focused on the long term. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate current market conditions.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Mark Mobius

Mark Mobius
Executive Chairman
Templeton Asset Management Ltd.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF SEPTEMBER 30, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                      2 | Not part of the semiannual report

Semiannual Report

Templeton Emerging Markets
Small Cap Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Emerging Markets Small Cap Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of small-cap companies located in emerging market countries, as defined in the Fund's prospectus.

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 9/30/09

                                  (PIE CHART)

Asia .......................   46.7%
Europe .....................   26.5%
Middle East & Africa .......   12.0%
Latin America & Caribbean ..    5.1%
North America ..............    3.3%
Short-Term Investments
   & Other Net Assets ......    6.4%

We are pleased to bring you Templeton Emerging Markets Small Cap Fund's semiannual report for the period ended September 30, 2009.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

For the six months under review, Templeton Emerging Markets Small Cap Fund - Class A posted a +95.44% cumulative total return. During the same period, the Fund outperformed the +63.21% cumulative total return of its

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 17.


                              Semiannual Report | 3
broad benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index.(1) The Fund also outperformed its narrow benchmark, the MSCI EM Small Cap Index, which had a total return of +85.17%.(2) Please note that index performance information is provided for reference and that we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund's return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find more of the Fund's performance data in the Performance Summary beginning on page 8.

ECONOMIC AND MARKET OVERVIEW

The growing assertiveness and importance of emerging markets in the global economy was demonstrated when Brazil, Russia, India and China held an inaugural summit in Russia during June. At the summit, leaders from the four countries called for greater involvement and representation from emerging economies in international financial institutions and deeper economic reforms. On a broader note, world leaders came together in the U.S. during September at the Group of 20 summit to outline a global framework to coordinate economic policies to boost growth.(3) In addition, they agreed to more closely monitor the financial system and vowed to continue stimulus efforts to ensure a sustainable recovery.

Along with the global equity rally that began in March 2009, emerging markets as measured by the MSCI EM Index posted a +63.21% total return in U.S. dollar terms for the six-month reporting period.(1) While part of this surge was due to U.S. dollar weakness, strong investment inflows, a return of investor confidence in emerging market equities and the search for undervalued companies supported the markets' uptrend.

For the six months under review, Eastern European markets were the strongest performers in the emerging market asset class after a period of underperformance earlier in 2009. Markets benefited from lower interest

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets. Country returns are from subindexes of the MSCI EM Index.

(2.) Source: (C) 2009 Morningstar. The MSCI EM Small Cap Index is a free float-adjusted, market capitalization-weighted index designed to measure performance of small-cap equities in emerging markets.

     The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

(3.) The Group of 20, or G-20, is an informal forum that promotes open and constructive discussion between industrial and emerging market countries on key issues related to global economic stability. It is made up of finance ministers and central bank governors of 19 countries and the European Union.


                              4 | Semiannual Report
rates, subsiding credit crunch worries and what we considered attractive valuations. Hungary and Turkey were among the top performers and delivered more than 100% in total returns.(1) In South Africa, a stronger rand led the market to end the reporting period with a +50.28% return.(1)

A rebound in commodity prices from their lows at the end of 2008 and stronger domestic currencies supported equity prices in Latin America. Brazil's solid economic fundamentals, strong fiscal and monetary policies, and relative resilience to the global financial crisis led stock prices to rebound significantly during the reporting period. Mexico and Chile also ended the period with double-digit returns.(1)

Significant investment inflows and stronger regional currencies supported Asian markets, which performed in line with the emerging market index. Relatively strong economic growth in major markets such as China and India also helped. India and Thailand outperformed their regional peers with more than 80% in returns, while China and Malaysia returned close to 50%.(1)

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company's price/earnings ratio, profit margins, liquidation value and other variables. In choosing investments, we strongly believe in on-site visits to issuers of prospective investments to assess critical factors such as management strength and local conditions.

MANAGER'S DISCUSSION

Key contributors to absolute performance during the six months under review were the Fund's positions in CTC Media, the operator of one of Russia's most popular television networks, Pinar Sut Mamulleri Sanayii, a market leader in Turkey's food sector, and Chongqing Machinery and Electric, the largest industrial conglomerate in western China. All three stocks more than doubled in value during the reporting period. With investor risk appetite growing, CTC Media's stock price rebounded from what we viewed as extremely low valuations after a period of underperformance. Pinar Sut's shares appreciated due to stringent cost control efforts and higher profit margins resulting from falling raw milk prices. Chongqing Machinery's share price benefited from China's overall greater infrastructure investment as part of government initiatives to support economic growth.

On the other hand, major detractors from Fund performance in the review period included new positions in KNM Group Berhad, a Malaysian process

TOP 10 EQUITY HOLDINGS
9/30/09

COMPANY                                    % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                   NET ASSETS
------------------------                   ----------
KNM Group Berhad                              2.9%
   ENERGY EQUIPMENT & SERVICES, MALAYSIA
Veropharm                                     2.9%
   PHARMACEUTICALS, RUSSIA
Maharashtra Seamless Ltd.                     2.8%
   METALS & MINING, INDIA
JK Cements Ltd.                               2.4%
   CONSTRUCTION MATERIALS, INDIA
OGK-4                                         2.4%
   INDEPENDENT POWER PRODUCERS & ENERGY
   TRADERS, RUSSIA
EIPICO (Egyptian International
   Pharmaceutical Industries Co.)             2.3%
   PHARMACEUTICALS, EGYPT
Trakya Cam Sanayii AS                         2.2%
   BUILDING PRODUCTS, TURKEY
Pinar Sut Mamulleri Sanayii AS                2.2%
   FOOD PRODUCTS, TURKEY
CTC Media Inc.                                2.1%
   MEDIA, U.S.
Eastern Tobacco                               2.0%
   TOBACCO, EGYPT


                              Semiannual Report | 5
equipment manufacturer for oil, gas and petrochemical industries, Youngone, a South Korean sportswear maker, and Anhui Tianda Oil Pipe, one of China's largest oil well pipe manufacturers. Based on our analysis, KNM Group Berhad and Anhui Tianda Oil Pipe were positioned to benefit from higher oil prices and increased oil exploration and production spending, while a positive growth outlook, strong balance sheet and solid profit margins could benefit Youngone, and we remained confident of these companies' long-term outlooks.

It is also important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended September 30, 2009, the U.S. dollar decreased in value relative to most non-U.S. currencies. As a result, the Fund's performance was positively affected by the portfolio's predominant investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

During the six-month reporting period, the Fund received substantial inflows and, as a result, we increased the Fund's holdings in most markets in our investment universe. Geographically, the largest additions were made in India, Turkey, Malaysia and Hong Kong. We also made purchases in South Korea, Egypt, Russia and South Africa. We increased the Fund's exposure to oil and gas equipment and services, construction materials, diversified banks, and pharmaceuticals companies. Notable purchases included initiating positions in the aforementioned KNM Group Berhad and JK Cements, one of India's leading cement manufacturers, and adding to our holding in Veropharm, one of Russia's largest pharmaceuticals and oncology medicine makers.

Conversely, we made select sales in Indonesia, Brazil and Ukraine to focus the Fund on what we considered more attractively valued stocks in our investment universe, and we sold some stocks as they reached their sale price targets. As a result, the Fund's exposure to life and health insurance, packaged foods and meats, and broadcasting and cable television companies fell. We liquidated our holdings in Wasion Group Holdings, China's leading power meter manufacturer, PT Panin Life, a major Indonesian life insurance company, and Localiza Rent a Car, Brazil's largest car rental company.


                              6 | Semiannual Report

Thank you for your continued participation in Templeton Emerging Markets Small Cap Fund. We look forward to serving your future investment needs.

(PHOTO OF MARK MOBIUS)


/s/ Mark Mobius

Mark Mobius

(PHOTO OF DENNIS LIM)


/s/ Dennis Lim

Dennis Lim

(PHOTO OF TOM WU)


/s/ Tom Wu

Tom Wu

Portfolio Management Team
Templeton Emerging Markets Small Cap Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                              Semiannual Report | 7

Performance Summary as of 9/30/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

CLASS A (SYMBOL: TEMMX)        CHANGE   9/30/09   3/31/09
-----------------------       -------   -------   -------
Net Asset Value (NAV)          +$4.19    $8.58     $4.39

CLASS C (SYMBOL: TCEMX)       CHANGE    9/30/09   3/31/09
-----------------------       -------   -------   -------
Net Asset Value (NAV)          +$4.14    $8.49     $4.35

CLASS R (SYMBOL: N/A)         CHANGE    9/30/09   3/31/09
---------------------         -------   -------   -------
Net Asset Value (NAV)          +$4.18    $8.56     $4.38

ADVISOR CLASS (SYMBOL: N/A)   CHANGE    9/30/09   3/31/09
---------------------------   -------   -------   -------
Net Asset Value (NAV)          +$4.21    $8.61     $4.40


                              8 | Semiannual Report

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                        6-MONTH    1-YEAR   INCEPTION (10/2/06)
-------                                        -------   -------   -------------------
Cumulative Total Return(2)                      +95.44%   +28.14%          +2.25%
Average Annual Total Return(3)                  +84.12%   +20.75%          -1.23%
Value of $10,000 Investment(4)                 $18,412   $12,075          $9,637
   Total Annual Operating Expenses(5)
      Without Waiver                    2.52%
      With Waiver                       2.10%

CLASS C                                        6-MONTH    1-YEAR   INCEPTION (10/2/06)
-------                                        -------   -------   -------------------
Cumulative Total Return(2)                      +95.17%   +27.31%          +0.33%
Average Annual Total Return(3)                  +94.17%   +26.31%          +0.11%
Value of $10,000 Investment(4)                 $19,417   $12,631          $10,033
   Total Annual Operating Expenses(5)
      Without Waiver                    3.17%
      With Waiver                       2.75%

CLASS R                                        6-MONTH    1-YEAR   INCEPTION (10/2/06)
-------                                        -------   -------   -------------------
Cumulative Total Return(2)                      +95.43%   +27.98%          +1.70%
Average Annual Total Return(3)                  +95.43%   +27.98%          +0.57%
Value of $10,000 Investment(4)                 $19,543   $12,798         $10,170
   Total Annual Operating Expenses(5)
      Without Waiver                    2.73%
      With Waiver                       2.31%

ADVISOR CLASS                                  6-MONTH    1-YEAR   INCEPTION (10/2/06)
-------------                                  -------   -------   -------------------
Cumulative Total Return(2)                      +95.68%   +28.40%          +3.16%
Average Annual Total Return(3)                  +95.68%   +28.40%          +1.05%
Value of $10,000 Investment(4)                 $19,568   $12,840         $10,316
   Total Annual Operating Expenses(5)
      Without Waiver                    2.23%
      With Waiver                       1.81%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES, AND OTHER EXPENSES, BUT EXCLUDING RULE 12B-1 FEES AND ACQUIRED FUND FEES AND EXPENSES), FOR EACH CLASS OF THE FUND DO NOT EXCEED 1.80% (OTHER THAN CERTAIN NONROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 7/31/10.


                              Semiannual Report | 9

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN EMERGING MARKET COUNTRIES INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE, LESSER LIQUIDITY AND LACK OF ESTABLISHED LEGAL, POLITICAL, BUSINESS AND SOCIAL FRAMEWORKS TO SUPPORT SECURITIES MARKETS. SMALLER-COMPANY STOCKS HAVE HISTORICALLY HAD MORE PRICE VOLATILITY THAN LARGE-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. BECAUSE THE FUND IS NONDIVERSIFIED AND MAY INVEST A GREATER PORTION OF ITS ASSETS IN THE SECURITIES OF ONE ISSUER THAN A DIVERSIFIED FUND, IT MAY BE MORE SENSITIVE TO ECONOMIC, BUSINESS, POLITICAL OR OTHER CHANGES AFFECTING SIMILAR ISSUERS OR SECURITIES. ALL INVESTMENTS IN THE FUND SHOULD BE THOUGHT OF AS LONG-TERM INVESTMENTS THAT COULD EXPERIENCE SIGNIFICANT PRICE VOLATILITY IN ANY GIVEN YEAR. THE FUND IS DESIGNED FOR THE AGGRESSIVE PORTION OF A WELL-DIVERSIFIED PORTFOLIO. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             10 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                                                                 EXPENSES PAID
                                           BEGINNING ACCOUNT   ENDING ACCOUNT   DURING PERIOD*
                                              VALUE 4/1/09      VALUE 9/30/09   4/1/09-9/30/09
                                           -----------------   --------------   --------------
CLASS A
Actual                                           $1,000           $1,954.40         $15.48
Hypothetical (5% return before expenses)         $1,000           $1,014.69         $10.56
CLASS C
Actual                                           $1,000           $1,951.70         $20.72
Hypothetical (5% return before expenses)         $1,000           $1,011.13         $14.12
CLASS R
Actual                                           $1,000           $1,954.30         $17.03
Hypothetical (5% return before expenses)         $1,000           $1,013.64         $11.61
ADVISOR CLASS
Actual                                           $1,000           $1,956.80         $13.34
Hypothetical (5% return before expenses)         $1,000           $1,016.14         $ 9.10

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 2.09%; C: 2.80%; R:
     2.30%; and Advisor: 1.80%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.


                             12 | Semiannual Report

Templeton Global Investment Trust

FINANCIAL HIGHLIGHTS

TEMPLETON EMERGING MARKETS SMALL CAP FUND

                                                                   SIX MONTHS ENDED          YEAR ENDED MARCH 31,
                                                                  SEPTEMBER 30, 2009   -------------------------------
CLASS A                                                               (UNAUDITED)        2009       2008       2007(a)
-------                                                           ------------------   -------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........................        $   4.39        $ 11.32    $  11.50    $ 10.00
                                                                       --------        -------    --------    -------
Income from investment operations(b):
   Net investment income(c) ...................................            0.01           0.13        0.17       0.09
   Net realized and unrealized gains (losses) .................            4.18          (6.52)       0.41       1.43
                                                                       --------        -------    --------    -------
Total from investment operations ..............................            4.19          (6.39)       0.58       1.52
                                                                       --------        -------    --------    -------
Less distributions from:
   Net investment income ......................................              --          (0.06)      (0.11)     (0.02)
   Net realized gains .........................................              --          (0.48)      (0.65)        --
                                                                       --------        -------    --------    -------
Total distributions ...........................................              --          (0.54)      (0.76)     (0.02)
                                                                       --------        -------    --------    -------
Redemption fees(d) ............................................              --             --(e)       --(e)      --(e)
                                                                       --------        -------    --------    -------
Net asset value, end of period ................................        $   8.58        $  4.39    $  11.32    $ 11.50
                                                                       ========        =======    ========    =======
Total return(f) ...............................................           95.44%        (56.50)%      4.41%     15.19%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates and expense
   reductions .................................................            2.16%          2.51%       2.38%      2.82%
Expenses net of waiver and payments by affiliates .............            2.09%          2.09%       2.16%      2.15%
Expenses net of waiver and payments by affiliates and expense
   reductions .................................................            2.09%          2.09%       2.15%      2.15%
Net investment income .........................................            0.33%          1.71%       1.36%      1.54%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............................        $107,397        $26,689    $ 80,427    $37,774
Portfolio turnover rate .......................................           31.26%         64.81%     101.77%     50.04%

(a)  For the period October 2, 2006 (commencement of operations) to March 31,
     2007.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 13

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

                                                                   SIX MONTHS ENDED         YEAR ENDED MARCH 31,
                                                                  SEPTEMBER 30, 2009   ------------------------------
CLASS C                                                               (UNAUDITED)        2009       2008      2007(a)
-------                                                           ------------------   -------    --------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........................         $  4.35        $ 11.26    $ 11.46     $10.00
                                                                        -------        -------    -------     ------
Income from investment operations(b):
   Net investment income (loss)(c) ............................           (0.01)          0.08       0.09       0.04
   Net realized and unrealized gains (losses) .................            4.15          (6.47)      0.42       1.43
                                                                        -------        -------    -------     ------
Total from investment operations ..............................            4.14          (6.39)      0.51       1.47
                                                                        -------        -------    -------     ------
Less distributions from:
   Net investment income ......................................              --          (0.04)     (0.06)     (0.01)
   Net realized gains .........................................              --          (0.48)     (0.65)        --
                                                                        -------        -------    -------     ------
Total distributions ...........................................              --          (0.52)     (0.71)     (0.01)
                                                                        -------        -------    -------     ------
Redemption fees(d) ............................................              --             --(e)      --(e)      --(e)
                                                                        -------        -------    -------     ------
Net asset value, end of period ................................         $  8.49        $  4.35    $ 11.26     $11.46
                                                                        =======        =======    =======     ======
Total return(f) ...............................................           95.17%        (56.84)%     3.73%     14.82%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates and expense
   reductions .................................................            2.87%          3.16%      3.03%      3.47%
Expenses net of waiver and payments by affiliates .............            2.80%          2.74%      2.81%      2.80%
Expenses net of waiver and payments by affiliates and expense
   reductions .................................................            2.80%          2.74%      2.80%      2.80%
Net investment income (loss) ..................................           (0.38)%         1.06%      0.71%      0.89%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............................         $26,545        $ 8,081    $24,014     $8,196
Portfolio turnover rate .......................................           31.26%         64.81%    101.77%     50.04%

(a)  For the period October 2, 2006 (commencement of operations) to March 31,
     2007.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             14 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

                                                                   SIX MONTHS ENDED         YEAR ENDED MARCH 31,
                                                                  SEPTEMBER 30, 2009   ------------------------------
CLASS R                                                               (UNAUDITED)        2009       2008      2007(a)
-------                                                           ------------------   -------    --------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........................         $ 4.38         $ 11.32    $ 11.50    $ 10.00
                                                                        ------         -------    -------    -------
Income from investment operations(b):
   Net investment income(c) ...................................           0.01            0.11       0.16       0.06
   Net realized and unrealized gains (losses) .................           4.17           (6.51)      0.39       1.45
                                                                        ------         -------    -------    -------
Total from investment operations ..............................           4.18           (6.40)      0.55       1.51
                                                                        ------         -------    -------    -------
Less distributions from:
   Net investment income ......................................             --           (0.06)     (0.08)     (0.01)
   Net realized gains .........................................             --           (0.48)     (0.65)        --
                                                                        ------         -------    -------    -------
Total distributions ...........................................             --           (0.54)     (0.73)     (0.01)
                                                                        ------         -------    -------    -------
Redemption fees(d) ............................................             --              --(e)      --(e)      --(e)
                                                                        ------         -------    -------    -------
Net asset value, end of period ................................         $ 8.56         $  4.38    $ 11.32    $ 11.50
                                                                        ======         =======    =======    =======
Total return(f) ...............................................          95.43%         (56.61)%     4.18%     15.13%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates and expense
   reductions .................................................           2.37%           2.72%      2.53%      2.97%
Expenses net of waiver and payments by affiliates .............           2.30%           2.30%      2.31%      2.30%
Expenses net of waiver and payments by affiliates and expense
   reductions .................................................           2.30%           2.30%      2.30%      2.30%
Net investment income .........................................           0.12%           1.50%      1.21%      1.39%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............................         $  214         $    89    $   197    $   197
Portfolio turnover rate .......................................          31.26%          64.81%    101.77%     50.04%

(a)  For the period October 2, 2006 (commencement of operations) to March 31,
     2007.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               Semiannual Report  | 15

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

                                                                   SIX MONTHS ENDED         YEAR ENDED MARCH 31,
                                                                  SEPTEMBER 30, 2009   ------------------------------
ADVISOR CLASS                                                         (UNAUDITED)        2009       2008      2007(a)
-------------                                                     ------------------   -------    -------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........................         $ 4.40         $ 11.34    $ 11.51    $10.00
                                                                        ------         -------    -------    ------
Income from investment operations(b):
   Net investment income(c) ...................................           0.02            0.15       0.22      0.11
   Net realized and unrealized gains (losses) .................           4.19           (6.54)      0.41      1.42
                                                                        ------         -------    -------    ------
Total from investment operations ..............................           4.21           (6.39)      0.63      1.53
                                                                        ------         -------    -------    ------
Less distributions from:
   Net investment income ......................................             --           (0.07)     (0.15)    (0.02)
   Net realized gains .........................................             --           (0.48)     (0.65)       --
                                                                        ------         -------    -------    ------
Total distributions ...........................................             --           (0.55)     (0.80)    (0.02)
                                                                        ------         -------    -------    ------
Redemption fees(d) ............................................             --              --(e)      --(e)     --(e)
                                                                        ------         -------    -------    ------
Net asset value, end of period ................................         $ 8.61         $  4.40    $ 11.34    $11.51
                                                                        ======         =======    =======    ======
Total return(f) ...............................................          95.68%         (56.37)%     4.76%    15.35%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates and expense
   reductions .................................................           1.87%           2.22%      2.03%     2.47%
Expenses net of waiver and payments by affiliates .............           1.80%           1.80%      1.81%     1.80%
Expenses net of waiver and payments by affiliates and expense
   reductions .................................................           1.80%           1.80%      1.80%     1.80%
Net investment income .........................................           0.62%           2.00%      1.71%     1.89%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............................         $9,767         $ 1,274    $ 3,351    $1,402
Portfolio turnover rate .......................................          31.26%          64.81%    101.77%    50.04%

(a)  For the period October 2, 2006 (commencement of operations) to March 31,
     2007.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                             16 | SEMIANNUAL REPORT

Templeton Global Investment Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2009 (UNAUDITED)

       TEMPLETON EMERGING MARKETS SMALL CAP FUND                                  INDUSTRY                   SHARES        VALUE
       -----------------------------------------                   --------------------------------------  ----------  -------------
       COMMON STOCKS 91.9%
       BRAZIL 1.8%
       American Banknote SA .....................................      Commercial Services & Supplies         271,400  $  2,632,751
                                                                                                                       ------------
       CAMBODIA 0.6%
       NagaCorp Ltd. ............................................       Hotels, Restaurants & Leisure       6,486,502       853,707
                                                                                                                       ------------
       CHINA 10.8%
       Anhui Tianda Oil Pipe Co. Ltd., H ........................        Energy Equipment & Services        4,095,000     1,463,632
(a)    Beauty China Holdings Ltd. ...............................             Personal Products             3,073,267            --
       China Shineway Pharmaceutical Group Ltd. .................              Pharmaceuticals              1,671,000     1,789,587
(b)    Chongqing Machinery and Electric Co. Ltd., H .............         Industrial Conglomerates         13,430,000     2,322,090
(b)    Hongguo International Holdings Ltd. ......................     Textiles, Apparel & Luxury Goods      4,592,000     1,157,332
       Huaxin Cement Co. Ltd., B ................................          Construction Materials             416,830       846,165
       Jiangling Motors Corp. Ltd., B ...........................                Automobiles                  644,600       808,453
       People's Food Holdings Ltd. ..............................               Food Products               2,040,000     1,100,706
       Shanghai Prime Machinery Co. Ltd., H .....................                 Machinery                 5,496,000       900,635
       Travelsky Technology Ltd., H .............................                IT Services                1,591,000     1,219,425
(c)    Win Hanverky Holdings Ltd. ...............................     Textiles, Apparel & Luxury Goods     18,072,000     2,215,278
       Yorkey Optical International Cayman Ltd. .................       Leisure Equipment & Products        6,590,000     1,658,129
                                                                                                                       ------------
                                                                                                                         15,481,432
                                                                                                                       ------------
       CZECH REPUBLIC 0.8%
       Pegas Nonwovens SA .......................................     Textiles, Apparel & Luxury Goods         44,500     1,184,811
                                                                                                                       ------------
       EGYPT 4.2%
(c)    Eastern Tobacco ..........................................                  Tobacco                    116,291     2,806,878
(c)    Egyptian International Pharmaceutical Industries Co. .....              Pharmaceuticals                523,094     3,303,802
                                                                                                                       ------------
                                                                                                                          6,110,680
                                                                                                                       ------------
       GERMANY 0.6%
       Zhongde Waste Technology AG ..............................                 Machinery                    49,073       895,330
                                                                                                                       ------------
       HONG KONG 5.9%
       Chaoda Modern Agriculture (Holdings) Ltd. ................               Food Products               1,160,000       700,490
(b, c) I.T Ltd. .................................................             Specialty Retail             22,498,000     2,264,315
(b, c) Victory City International Holdings Ltd. .................     Textiles, Apparel & Luxury Goods     15,352,000     2,278,039
       Water Oasis Group Ltd. ...................................             Specialty Retail              4,858,000     1,128,310
(b)    Xiwang Sugar Holdings Co. Ltd. ...........................               Food Products               9,220,030     2,189,013
                                                                                                                       ------------
                                                                                                                          8,560,167
                                                                                                                       ------------
       HUNGARY 1.0%
(b)    Ablon Group Ltd. .........................................   Real Estate Management & Development      223,860       253,979
       Egis Nyrt ................................................              Pharmaceuticals                 10,782     1,147,925
                                                                                                                       ------------
                                                                                                                          1,401,904
                                                                                                                       ------------
       INDIA 14.8%
       ABG Shipyard Ltd. ........................................                 Machinery                   274,167     1,368,394
       Apollo Tyres Ltd. ........................................              Auto Components              1,323,411     1,246,199
       Bharati Shipyard Ltd. ....................................                 Machinery                   297,111     1,283,425


                             Semiannual Report | 17

Templeton Global Investment Trust

       TEMPLETON EMERGING MARKETS SMALL CAP FUND                                  INDUSTRY                   SHARES        VALUE
       -----------------------------------------                   --------------------------------------  ----------  -------------
       COMMON STOCKS (CONTINUED)
       INDIA (CONTINUED)
       Federal Bank Ltd. ........................................             Commercial Banks                263,209  $  1,388,140
       HCL Infosystems Ltd. .....................................                IT Services                  666,121     2,105,046
(b)    Hirco PLC ................................................   Real Estate Management & Development      715,701     2,338,773
       JK Cements Ltd. ..........................................          Construction Materials           1,196,584     3,431,703
       Maharashtra Seamless Ltd. ................................              Metals & Mining                608,812     4,020,060
       MindTree Ltd. ............................................                IT Services                  116,752     1,510,426
       Sesa Goa Ltd. ............................................              Metals & Mining                481,360     2,674,278
                                                                                                                       ------------
                                                                                                                         21,366,444
                                                                                                                       ------------
       IRELAND 1.2%
(b)    Dragon Oil PLC ...........................................        Oil, Gas & Consumable Fuels          284,215     1,728,084
                                                                                                                       ------------
       ISRAEL 0.5%
(b)    Taro Pharmaceutical Industries Ltd. ......................              Pharmaceuticals                 85,100       782,920
                                                                                                                       ------------
       KAZAKHSTAN 1.3%
(b, d) KazakhGold Group Ltd, GDR, Reg S .........................              Metals & Mining                 22,700       164,121
(b, d) Zhaikmunai LP, GDR, Reg S ................................        Oil, Gas & Consumable Fuels          346,173     1,672,016
                                                                                                                       ------------
                                                                                                                          1,836,137
                                                                                                                       ------------
       KENYA 1.4%
       Safaricom Ltd. ...........................................    Wireless Telecommunication Services   41,601,500     2,066,115
                                                                                                                       ------------
       LATVIA 1.5%
(b)    Grindeks .................................................              Pharmaceuticals                226,927     2,222,481
                                                                                                                       ------------
       LEBANON 1.1%
(b, d) Banque Audi sal, GDR, Reg S ..............................             Commercial Banks                 21,349     1,539,263
                                                                                                                       ------------
       MALAYSIA 3.7%
       Hartalega Holdings Bhd ...................................     Health Care Equipment & Supplies        438,600       651,374
       KNM Group Berhad .........................................        Energy Equipment & Services       19,578,200     4,214,319
       Media Prima Bhd ..........................................                   Media                     851,900       396,290
                                                                                                                       ------------
                                                                                                                          5,261,983
                                                                                                                       ------------
       MEXICO 1.6%
       Embotelladoras Arca SAB de CV ............................                 Beverages                   908,600     2,246,382
                                                                                                                       ------------
       NIGERIA 1.1%
(c)    United Bank for Africa PLC ...............................             Commercial Banks             16,528,189     1,574,808
                                                                                                                       ------------
       PAKISTAN 0.3%
(b)    Indus Motor Co. Ltd. .....................................                Automobiles                  205,970       435,812
                                                                                                                       ------------
       PHILIPPINES 1.1%
       Pepsi-Cola Products Philippines Inc. .....................                 Beverages                29,830,000     1,541,634
                                                                                                                       ------------
       POLAND 0.7%
(b)    AmRest Holdings NV .......................................       Hotels, Restaurants & Leisure          39,858     1,054,804
                                                                                                                       ------------


                             18 | Semiannual Report

Templeton Global Investment Trust

       TEMPLETON EMERGING MARKETS SMALL CAP FUND                                  INDUSTRY                   SHARES        VALUE
       -----------------------------------------                   --------------------------------------  ----------  -------------
       COMMON STOCKS (CONTINUED)
       REPUBLIC OF SERBIA 0.9%
(b)    Aik Banka AD .............................................             Commercial Banks                 27,890  $  1,347,951
                                                                                                                       ------------
       RUSSIA 8.3%
(b)    Acron JSC ................................................                 Chemicals                    10,120       277,029
(b, d) Acron JSC, GDR, Reg S ....................................                 Chemicals                   690,000     1,863,000
(b)    Efes Breweries International BV, GDR .....................                 Beverages                    86,100       981,540
       OAO TMK, GDR .............................................        Energy Equipment & Services           45,900       718,335
(b)    OGK-4 ....................................................       Independent Power Producers &      75,682,974     3,395,031
                                                                               Energy Traders
(b)    Synergy Co. ..............................................                 Beverages                    20,344       474,255
(b)    Veropharm ................................................              Pharmaceuticals                150,058     4,187,703
                                                                                                                       ------------
                                                                                                                         11,896,893
                                                                                                                       ------------
       SOUTH AFRICA 3.1%
       Barloworld Ltd. ..........................................         Industrial Conglomerates            334,000     2,179,082
       Lewis Group Ltd. .........................................             Specialty Retail                126,393       933,832
       Woolworths Holdings Ltd. .................................             Multiline Retail                609,000     1,309,547
                                                                                                                       ------------
                                                                                                                          4,422,461
                                                                                                                       ------------
       SOUTH KOREA 5.1%
       Avista Inc. ..............................................     Textiles, Apparel & Luxury Goods         83,892       334,427
       CJ Internet Corp. ........................................                   Media                     113,393     1,252,961
       Duzon Digital Ware Co. Ltd. ..............................                 Software                     68,487       413,309
       GS Home Shopping Inc. ....................................         Internet & Catalog Retail            21,900     1,329,078
(b)    HNK Machine Tool Co., Ltd. ...............................          Computers & Peripherals             35,653     1,166,715
       Intelligent Digital Integrated Security Co. Ltd. .........            Household Durables                98,347     1,249,713
(b)    Youngone Corp. ...........................................     Textiles, Apparel & Luxury Goods        249,014     1,568,376
                                                                                                                       ------------
                                                                                                                          7,314,579
                                                                                                                       ------------
       THAILAND 2.0%
       Delta Electronics (Thailand) Public Co. Ltd., fgn. .......    Electronic Equipment, Instruments &    1,576,800       834,610
                                                                                 Components
       Hana Microelectronics Public Co. Ltd., fgn. ..............  Electronic Equipment, Instruments &      1,763,500     1,007,262
                                                                               Components
       Supalai Public Co. Ltd., fgn. ............................  Real Estate Management & Development     5,770,700       966,385
                                                                                                                       ------------
                                                                                                                          2,808,257
                                                                                                                       ------------
       TURKEY 11.5%
       Akcansa Cimento AS .......................................         Construction Materials              311,000     1,256,185
(b)    Gubre Fabrikalari TAS ....................................                Chemicals                    307,220     1,592,510
       Pinar Sut Mamulleri Sanayii AS ...........................              Food Products                  737,812     3,153,998
       Selcuk Ecza Deposu .......................................             Pharmaceuticals               1,269,255     2,067,789
(b)    Soda Sanayii AS ..........................................                Chemicals                    789,700       877,179
       Tofas Turk Otomobil Fabrikasi AS .........................               Automobiles                   986,400     2,775,692
(b)    Trakya Cam Sanayii AS ....................................            Building Products              2,599,027     3,184,374
(b)    Turkiye Vakiflar Bankasi T.A.O., D .......................            Commercial Banks                 726,000     1,661,719
                                                                                                                       ------------
                                                                                                                         16,569,446
                                                                                                                       ------------
       UNITED ARAB EMIRATES 0.6%
(b)    Aramex Co. ...............................................         Air Freight & Logistics           1,682,327       810,694
                                                                                                                       ------------


                             Semiannual Report | 19

Templeton Global Investment Trust

       TEMPLETON EMERGING MARKETS SMALL CAP FUND                                  INDUSTRY                   SHARES        VALUE
       -----------------------------------------                   --------------------------------------  ----------  -------------
       COMMON STOCKS (CONTINUED)
       UNITED STATES 3.3%
(b)    China Security & Surveillance Technology Inc............      Electronic Equipment, Instruments &      232,100  $  1,657,194
                                                                                 Components
(b)    CTC Media Inc...........................................                     Media                     192,858     3,031,728
                                                                                                                       ------------
                                                                                                                          4,688,922
                                                                                                                       ------------
       VIETNAM 1.1%
       Imexpharm Pharmaceutical JSC............................                Pharmaceuticals                152,970       685,945
       Vietnam Container Shipping JSC..........................                    Marine                     156,860       949,574
                                                                                                                       ------------
                                                                                                                          1,635,519
       TOTAL COMMON STOCKS
                                                                                                                       ------------
       (COST $113,819,170).....................................                                                         132,272,371
                                                                                                                       ------------
       PREFERRED STOCKS 1.7%
       BRAZIL 0.8%
       Marcopolo SA, pfd.......................................                    Machinery                  344,163     1,184,726
                                                                                                                       ------------
       CHILE 0.9%
       Embotelladora Andina SA, pfd., A........................                    Beverages                  502,000     1,260,137
                                                                                                                       ------------
       TOTAL PREFERRED STOCKS
          (COST $1,959,721)....................................                                                           2,444,863
                                                                                                                       ------------
       TOTAL INVESTMENTS BEFORE SHORT TERM
          INVESTMENTS (COST $115,778,891)......................                                                         134,717,234
                                                                                                                       ------------
       SHORT TERM INVESTMENTS (COST $12,241,153) 8.5%
       MONEY MARKET FUNDS 8.5%
       UNITED STATES 8.5%
(e)    Institutional Fiduciary Trust Money Market
          Portfolio, 0.00%.....................................                                            12,241,153    12,241,153
                                                                                                                       ------------
       TOTAL INVESTMENTS (COST $128,020,044) 102.1%............                                                         146,958,387
       OTHER ASSETS, LESS LIABILITIES (2.1)%...................                                                          (3,036,066)
                                                                                                                       ------------
       NET ASSETS 100.0%.......................................                                                        $143,922,321
                                                                                                                       ------------

See Abbreviations on page 34.

(a) Security has been deemed illiquid because it may not be able to be sold within seven days.

(b)  Non-income producing.

(c)  A portion or all of the security purchased on a delayed delivery basis. See
     Note 1(c).

(d) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At September 30, 2009, the aggregate value of these securities was $5,238,400, representing 3.64% of net assets.

(e) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             20 | Semiannual Report

Templeton Global Investment Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2009 (unaudited)

                                                                    TEMPLETON
                                                                EMERGING MARKETS
                                                                 SMALL CAP FUND
                                                                ----------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ...........................     $115,778,891
      Cost - Sweep Money Fund (Note 7) ......................       12,241,153
                                                                  ------------
      Total cost of investments .............................     $128,020,044
                                                                  ============
      Value - Unaffiliated issuers ..........................     $134,717,234
      Value - Sweep Money Fund (Note 7) .....................       12,241,153
                                                                  ------------
      Total value of investments ............................      146,958,387
   Cash .....................................................           13,074
   Foreign currency, at value (cost $304,170) ...............          302,733
   Receivables:
      Investment securities sold ............................           71,833
      Capital shares sold ...................................        1,384,643
      Dividends .............................................          229,096
   Other assets .............................................               32
                                                                  ------------
         Total assets .......................................      148,959,798
                                                                  ------------
Liabilities:
   Payables:
      Investment securities purchased .......................        4,033,577
      Capital shares redeemed ...............................          234,830
      Affiliates ............................................          256,806
   Deferred tax .............................................          474,033
   Accrued expenses and other liabilities ...................           38,231
                                                                  ------------
         Total liabilities ..................................        5,037,477
                                                                  ------------
            Net assets, at value ............................     $143,922,321
                                                                  ============
Net assets consist of:
   Paid-in capital ..........................................     $167,599,454
   Undistributed net investment income ......................          623,294
   Net unrealized appreciation (depreciation) ...............       18,437,549
   Accumulated net realized gain (loss) .....................      (42,737,976)
                                                                  ------------
            Net assets, at value ............................     $143,922,321
                                                                  ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 21

Templeton Global Investment Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
September 30, 2009 (unaudited)

                                                                    TEMPLETON
                                                                EMERGING MARKETS
                                                                 SMALL CAP FUND
                                                                ----------------
CLASS A:
   Net assets, at value .....................................     $107,396,864
                                                                  ============
   Shares outstanding .......................................       12,515,740
                                                                  ============
   Net asset value per share(a) .............................     $       8.58
                                                                  ============
   Maximum offering price per share (net asset value per
      share / 94.25%) .......................................     $       9.10
                                                                  ============
CLASS C:
   Net assets, at value .....................................     $ 26,544,646
                                                                  ============
   Shares outstanding .......................................        3,127,327
                                                                  ============
   Net asset value and maximum offering price per share(a)...     $       8.49
                                                                  ============
CLASS R:
   Net assets, at value .....................................     $    213,625
                                                                  ============
   Shares outstanding .......................................           24,962
                                                                  ============
   Net asset value and maximum offering price per share .....     $       8.56
                                                                  ============
ADVISOR CLASS:
   Net assets, at value .....................................     $  9,767,186
                                                                  ============
   Shares outstanding .......................................        1,134,049
                                                                  ============
   Net asset value and maximum offering price per share .....     $       8.61
                                                                  ============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             22 | Semiannual Report

Templeton Global Investment Trust

STATEMENT OF OPERATIONS
for the six months ended September 30, 2009 (unuadited)

                                                                    TEMPLETON
                                                                EMERGING MARKETS
                                                                 SMALL CAP FUND
                                                                ----------------
Investment income:
   Dividends: (net of foreign taxes of $42,782)
      Unaffiliated issuers ..................................     $  1,044,271
      Sweep Money Fund (Note 7) .............................              302
                                                                  ------------
            Total investment income .........................        1,044,573
                                                                  ------------
Expenses:
   Management fees (Note 3a) ................................          528,577
   Administrative fees (Note 3b) ............................           86,064
   Distribution fees: (Note 3c)
      Class A ...............................................           96,204
      Class C ...............................................           83,133
      Class R ...............................................              386
   Transfer agent fees (Note 3e) ............................           85,839
   Custodian fees (Note 4) ..................................           29,309
   Reports to shareholders ..................................           21,304
   Registration and filing fees .............................           29,616
   Professional fees ........................................           20,555
   Trustees' fees and expenses ..............................            4,823
   Other ....................................................            5,800
                                                                  ------------
           Total expenses ...................................          991,610
           Expense reductions (Note 4) ......................               (4)
           Expenses waived/paid by affiliates (Note 3f) .....          (37,228)
                                                                  ------------
              Net expenses ..................................          954,378
                                                                  ------------
                Net investment income .......................           90,195
                                                                  ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ...........................................          136,483
      Foreign currency transactions .........................           (8,680)
                                                                  ------------
                Net realized gain (loss) ....................          127,803
                                                                  ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ...........................................       44,988,899
      Translation of other assets and liabilities denominated
         in foreign currencies ..............................          (30,285)
   Change in deferred taxes on unrealized appreciation ......         (474,033)
                                                                  ------------
                Net change in unrealized appreciation
                  (depreciation) ............................       44,484,581
                                                                  ------------
Net realized and unrealized gain (loss) .....................       44,612,384
                                                                  ------------
Net increase (decrease) in net assets resulting from
   operations ...............................................     $ 44,702,579
                                                                  ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 23

Templeton Global Investment Trust

STATEMENT OF CHANGES IN NET ASSETS

                                                                                       TEMPLETON EMERGING MARKETS
                                                                                             SMALL CAP FUND
                                                                                  -----------------------------------
                                                                                   SIX MONTHS ENDED
                                                                                  SEPTEMBER 30, 2009     YEAR ENDED
                                                                                      (UNAUDITED)      MARCH 31, 2009
                                                                                  ------------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...................................................      $     90,195       $  1,065,677
      Net realized gain (loss) from investments and foreign currency
         transactions .........................................................           127,803        (42,931,969)
      Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign
         currencies and deferred taxes ........................................        44,484,581        (13,937,267)
                                                                                     ------------       ------------
            Net increase (decrease) in net assets resulting from operations ...        44,702,579        (55,803,559)
                                                                                     ------------       ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ..............................................................                --           (351,401)
         Class C ..............................................................                --            (69,569)
         Class R ..............................................................                --             (1,058)
         Advisor Class ........................................................                --            (22,988)
      Net realized gains:
         Class A ..............................................................                --         (2,727,219)
         Class C ..............................................................                --           (869,251)
         Class R ..............................................................                --             (8,571)
         Advisor Class ........................................................                --           (148,676)
                                                                                     ------------       ------------
   Total distributions to shareholders ........................................                --         (4,198,733)
                                                                                     ------------       ------------
   Capital share transactions: (Note 2)
         Class A ..............................................................        46,666,592         (9,227,539)
         Class C ..............................................................         9,570,593         (2,686,882)
         Class R ..............................................................            34,627             15,841
         Advisor Class ........................................................         6,815,827             43,326
                                                                                     ------------       ------------
   Total capital share transactions ...........................................        63,087,639        (11,855,254)
                                                                                     ------------       ------------
   Redemption fees ............................................................                --                782
                                                                                     ------------       ------------
            Net increase (decrease) in net assets .............................       107,790,218        (71,856,764)
Net assets:
   Beginning of period ........................................................        36,132,103        107,988,867
                                                                                     ------------       ------------
   End of period ..............................................................      $143,922,321       $ 36,132,103
                                                                                     ============       ============
Undistributed net investment income included in net assets:
   End of period ..............................................................      $    623,294       $    533,099
                                                                                     ============       ============

   The accompanying notes are an integral part of these financial statements.


                             24 | Semiannual Report

Templeton Global Investment Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

TEMPLETON EMERGING MARKETS SMALL CAP FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of four separate funds. The Templeton Emerging Markets Small Cap Fund
(Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Funds offer four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price


                             Semiannual Report | 25

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A DELAYED DELIVERY BASIS

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.


                             26 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME AND DEFERRED TAXES (CONTINUED)

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the two open tax years and as of September 30, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.


                             Semiannual Report | 27

Templeton Global Investment Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

TEMPLETON EMERGING MARKETS SMALL CAP FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any Fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At September 30, 2009, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                        SIX MONTHS ENDED               YEAR ENDED
                                       SEPTEMBER 30, 2009            MARCH 31, 2009
                                   -------------------------   -------------------------
                                     SHARES        AMOUNT        SHARES        AMOUNT
                                   ----------   ------------   ----------   ------------
CLASS A SHARES:
   Shares sold .................    8,226,549   $ 59,812,866    2,753,554   $ 21,083,638
   Shares issued in reinvestment
      of distributions .........           --             --      563,954      2,498,318
   Shares redeemed .............   (1,792,579)   (13,146,274)  (4,342,664)   (32,809,495)
                                   ----------   ------------   ----------   ------------
   Net increase (decrease) .....    6,433,970   $ 46,666,592   (1,025,156)  $ (9,227,539)
                                   ==========   ============   ==========   ============


                             28 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                        SIX MONTHS ENDED               YEAR ENDED
                                       SEPTEMBER 30, 2009            MARCH 31, 2009
                                    ------------------------   -------------------------
                                     SHARES        AMOUNT        SHARES        AMOUNT
                                    ---------   ------------   ----------   ------------
CLASS C SHARES:
   Shares sold .................    1,611,534   $12,042,649     1,256,985   $  7,245,361
   Shares issued in reinvestment
      of distributions .........           --            --       170,470        750,067
   Shares redeemed .............     (340,053)   (2,472,056)   (1,703,946)   (10,682,310)
                                    ---------   ------------   ----------   ------------
   Net increase (decrease) .....    1,271,481   $ 9,570,593      (276,491)  $ (2,686,882)
                                    =========   ============   ==========   ============
CLASS R SHARES:
   Shares sold .................        4,906   $    36,147         1,007   $      7,426
   Shares issued in reinvestment
      of distributions .........           --            --         2,178          9,629
   Shares redeemed .............         (217)       (1,520)         (272)        (1,214)
                                    ---------   ------------   ----------   ------------
   Net increase (decrease) .....        4,689   $    34,627         2,913   $     15,841
                                    =========   ============   ==========   ============
ADVISOR CLASS SHARES:
   Shares sold .................      954,812   $ 7,675,524       166,949   $  1,261,986
   Shares issued in reinvestment
      of distributions .........           --            --        35,948        159,251
   Shares redeemed .............     (110,430)     (859,697)     (208,791)    (1,377,911)
                                    ---------   ------------   ----------   ------------
   Net increase (decrease) .....      844,382   $ 6,815,827        (5,894)  $     43,326
                                    =========   ============   ==========   ============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      ----------------------
Templeton Asset Management Ltd. (TAML)                          Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   -------------------------------------------------
1.250%                Up to and including $1 billion
1.200%                Over $1 billion, up to and including $5 billion
1.150%                Over $5 billion, up to and including $10 billion
1.100%                Over $10 billion, up to and including $15 billion
1.050%                Over $15 billion, up to and including $20 billion
1.000%                In excess of $20 billion


                             Semiannual Report | 29

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ...........   0.35%
Class C ...........   1.00%
Class R ...........   0.50%

Effective February 1, 2009, the Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ..................   $51,693
Contingent deferred sales charges retained ......   $ 9,528

E. TRANSFER AGENT FEES

For the period ended September 30, 2009, the Fund paid transfer agent fees of $85,839, of which $79,126 was retained by Investor Services.


                             30 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

F. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and TAML have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding distribution fees and acquired fund fees and expenses) for each class of the Fund do not exceed 1.80% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until August 1, 2010.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended September 30, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At March 31, 2009, the Fund had tax basis capital losses of $14,620,165 expiring in 2017.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At March 31, 2009, the Fund deferred realized capital losses of $28,126,814.

At September 30, 2009, the cost of investments and net unrealized appreciation (depreciation), for income tax purposes were as follows:

Cost of investments ........................................   $128,111,326
                                                               ------------
Unrealized appreciation ....................................   $ 29,260,230
Unrealized depreciation ....................................    (10,413,169)
                                                               ------------
Net unrealized appreciation (depreciation) .................   $ 18,847,061
                                                               ------------

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares and foreign taxes paid on net realized gains.


                             Semiannual Report | 31

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

5. INCOME TAXES (CONTINUED)

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares and foreign taxes paid on net realized gains.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended September 30, 2009, aggregated $81,261,514 and $24,980,468, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. CREDIT FACILITY

Effective January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit


                             32 | Semiannual Report

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

9. CREDIT FACILITY (CONTINUED)

Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Fund incurred commitment fees of $101 of its pro rata portion of the Global Credit Facility, which is reflected in Other expenses on the Statement of Operations. During the period ended September 30, 2009, the Fund did not utilize the Global Credit Facility.

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2009, in valuing the Fund's assets carried at fair value:

                                               LEVEL 1     LEVEL 2   LEVEL 3       TOTAL
                                            ------------   -------   -------   ------------
ASSETS:
   Investments in Securities
      Equity Investments:(a)
         China                              $ 15,481,432     $--      $--(b)   $ 15,481,432
         Other Equity Investments(c)         119,235,802      --       --       119,235,802
      Short Term Investments                  12,241,153      --       --        12,241,153
                                            ------------     ---      ---      ------------
         Total Investments in
            Securities                      $146,958,387     $--      $--      $146,958,387
                                            ============     ===      ===      ============

(a)  Includes common and preferred stock as well as other equity investments.

(b)  Includes securities determined to have no value at September 30, 2009.

(c) For detailed industry descriptions, see the accompanying Statement of Investments.


                             Semiannual Report | 33

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

10. FAIR VALUE MEASUREMENTS (CONTINUED)

At September 30, 2009, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

                                                                                                                NET CHANGE
                                                                                                              IN UNREALIZED
                                                            NET CHANGE                                         APPRECIATION
                                                                IN                     TRANSFER               (DEPRECIATION)
                                                NET         UNREALIZED        NET      IN (OUT)              ATTRIBUTABLE TO
                                BEGINNING     REALIZED     APPRECIATION    PURCHASES      OF       ENDING   ASSETS STILL HELD
                                 BALANCE    GAIN (LOSS)   (DEPRECIATION)    (SALES)     LEVEL 3   BALANCE     AT PERIOD END
                                ---------   -----------   --------------   ---------   --------   -------   -----------------
ASSETS:
   Equity Investments:
      China .................... $272,284       $--         $(272,784)        $--         $--      $--(a)       $(272,784)

(a)  Includes securities determined to have no value at September 30, 2009.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through November 18, 2009, the issuance date of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

SELECTED PORTFOLIO

GDR - Global Depository Receipt


                             34 | Semiannual Report

TEMPLETON GLOBAL INVESTMENT TRUST

SHAREHOLDER INFORMATION

TEMPLETON EMERGING MARKETS SMALL CAP FUND

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             Semiannual Report | 35

                       This page intentionally left blank.

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited
Maturity U.S. Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)
NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                          Not part of the semiannual report

(FRANKLIN TEMPLETON    One Franklin Parkway
 INVESTMENT(R) LOGO)   San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com and click "My Profile"

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
TEMPLETON EMERGING MARKETS
SMALL CAP FUND

INVESTMENT MANAGER
Templeton Asset Management Ltd.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

426 S2009 11/09

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

      (2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.      N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.                N/A

ITEM 6. SCHEDULE OF INVESTMENTS.    N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANY.
        N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITIES HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(A)(1) Code of Ethics

(A)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(B) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INVESTMENT TRUST


By /s/LAURA F. FERGERSON
---------------------------------
    Laura F. Fergerson
    Chief Executive Officer -
    Finance and Administration
     Date November 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/LAURA F. FERGERSON
---------------------------------
    Laura F. Fergerson
    Chief Executive Officer -
    Finance and Administration
     Date November 25, 2009


By /s/MARK H. OTANI
 ---------------------------------
     Mark H. Otani
     Chief Financial Officer and
      Chief Accounting Officer
     Date November 25, 2009